Filed Pursuant to Rule 433
Registration Statement No. 333-140279
July 16, 2007

HarborView Mortgage Pass-Through Certificates
Series 2007-5

Preliminary Marketing Materials

$[498,337,000] (Approximate)

The issuer has filed a registration statement (including a base prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest in this offering, you should read the base prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov<http://www.sec.gov/>. Alternatively, RBS Greenwich Capital will arrange to send you the base prospectus at no charge if you request it by calling 1-866-884-2071 or emailing offeringmaterials@rbsgc.com.

This free writing prospectus is being delivered to you solely to provide you with information about the offering and to solicit an offer to purchase the offered securities. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase such securities. Any such commitment shall be subject to the conditions specified below.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supersedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities. If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein. The underwriters' obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein. If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

For asset-backed and mortgage-backed securities: Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information. Any such information or assumptions are subject to change. The information in this free writing prospectus may reflect assumptions specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear below or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of these materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

FOR ADDITIONAL INFORMATION PLEASE CALL

RBS Greenwich Capital

Asset Backed Finance
Vinu Phillips	(203) 618-5626
Mike McKeever	(203) 618-2237
Andrew Jewett	(203) 618-2473

Trading
Johan Eveland	(203) 625-6160
Jesse Litvak	(203) 625-6160
Stu Kronick	(203) 618-6160

Analytics
Jim Doherty	(203) 618-5655
Jeff Traister	(203) 618-6160

Rating Agency Contacts

Standard & Poor’s
Todd Niemy	(212) 438-2494

Moody’s
Anthony Deshetler	(201) 915-8306

Preliminary Term Sheet	Date Prepared: June [20], 2007

HarborView Mortgage Loan Trust 2007-5

Mortgage Loan Pass-Through Certificates, Series 2007-5

$[498,337,000] (Approximate, Subject to +/- 20% Variance)

Publicly Offered Certificates
Adjustable Rate Residential Mortgage Loans

Class	Balance ($)(1)	WAL (Yrs) (Call/Mat)(2)	Pymt Window (Mths) (Call/Mat) (2)	Pass-Through Rates	Tranche Type	Assumed Final Distribution Date	Expected Ratings S&P/Moody’s
1A-1 (3)	$[443,663,000]	Not Marketed Hereby		Floater	Super Senior	[September 2037]	[AAA/Aaa]
2A-1 (3)	$[299,002,000]	[3.29 / 3.56]	[1-104 / 1-217]	Floater	Super Senior	[September 2037]	[AAA/Aaa]
2A-2(3)	$[124,584,000]	[3.29 / 3.56]	[1-104 / 1-217]	Floater	Senior Mezz	[September 2037]	[AAA/Aaa]
2A-3(3)	$[74,751,000]	[3.29 / 3.56]	[1-104 / 1-217]	Floater	Senior Mezz	[September 2037]	[AAA/Aaa]
B-1 (4)	$[18,000,000]	Not Marketed Hereby		Floater	Subordinate	[September 2037]	[AA+/Aa1]
B-2 (4)	$[7,000,000]			Floater	Subordinate	[September 2037]	[AA/Aa2]
B-3 (4)	$[4,500,000]			Floater	Subordinate	[September 2037]	[AA/Aa3]
B-4 (4)	$[4,500,000]			Floater	Subordinate	[September 2037]	[AA-/A1]
B-5 (4)	$[4,000,000]			Floater	Subordinate	[September 2037]	[A+/A2]
B-6 (4)	$[5,000,000]			Floater	Subordinate	[September 2037]	[A-/Baa1]
B-7 (4)	$[3,500,000]			Floater	Subordinate	[September 2037]	[BBB+/Baa2]
B-8 (4)	$[4,500,000]			Floater	Subordinate	[September 2037]	[BBB-/NR]

Total	$993,000,000

(1)
Distributions on the Class 1A-1 Certificates will be derived from the Group 1 Mortgage Loans (as described herein). Distributions on the Class 2A-1, 2A-2 and Class 2A-3 Certificates will be derived from the Group 2 Mortgage Loans (as described herein). Distributions on the Subordinate Certificates will be derived from all the Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-20% variance.

(2)	The WAL and Payment Windows to Call for the Offered Certificates are shown to the first possible Optional Termination Date (as described herein).

(3)
The Senior Certificates will have a Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a related margin (which margin will double after the Optional Termination Date), (ii) the Net WAC Cap and (iii) a hard cap of 11.50%.

(4)
The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7 and Class B-8 Certificates will have a Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a margin (which margin will be multiplied by 1.5 after the Optional Termination Date), (ii) the related Net WAC Cap and (iii) a hard cap of 11.50%.

1

Depositor:	Greenwich Capital Acceptance, Inc.

Underwriter:	Greenwich Capital Markets, Inc.

Originator:	American Home Mortgage Corp.

Master Servicer:	Wells Fargo Bank, NA.

Services:	American Home Mortgage Servicing, Inc.

Trustee and Custodian:	Deutsche Bank National Trust Company.

Credit Risk Manager:	Clayton Fixed Income Services Inc., formerly known as The Murrayhill Company.

Interest Rate Swap
Provider:	[TBD]

Additional Disclosure:
For additional disclosure on (a) the Originator and their Underwriting Guidelines, (b) the Master Servicer, (c) the Servicer, (d) the Custodian and Trustee and (e) the Interest Rate Swap Provider, refer to Exhibit A.

Rating Agencies:	Fitch and Moody’s will rate the Offered Certificates. It is expected that the Certificates will be assigned the credit ratings on page 1 of this Preliminary Term Sheet.

Cut-off Date:	For each Mortgage Loan, generally the later of (i) the close of business on June 1, 2007, and (ii) the date as specified in the related subsequent transfer agreement.

Expected Pricing Date:	The week of June [ ], 2007.

Closing Date:	July 12, 2007.

Distribution Date:	The 19th day of each month (or if such day is not a business day, the next succeeding business day), commencing in July 2007.

Certificates:
The “Senior Certificates” will consist of the Class 1A-1 Certificates (the “Group 1 Certificates”) and the Class 2A-1, Class 2A-2 and Class 2A-3 Certificates (the “Group 2 Certificates”). The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7 and Class B-8 Certificates. The Group 2 Certificates are collectively referred to herein as the “Offered Certificates”. The Senior Certificates and Subordinate Certificates are collectively referred to herein as the “Certificates”.

The trust will also issue the Class C, Class P, Class ES and Class R Certificates, none of which will be publicly offered.

Accrued Interest:	The Certificates will settle flat.

Interest Accrual Period:
The interest accrual period for each Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

Registration:	The Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

Federal Tax Treatment:	It is anticipated that the Certificates will represent ownership of REMIC regular interests.

2

ERISA Eligibility:
The Certificates are expected to be ERISA eligible, provided the purchase and holding of such certificates are eligible for exemptive relief under an investor-based or statutory exemption. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:	The Senior Certificates, the Class B-1, Class B-2 and Class B-3 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination
Date:
The terms of the transaction allow for the purchase by the Master Servicer of all the Mortgage Loans and other property of the trust (the “Optional Termination Date”) which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Accounts as of the Closing Date.

Pricing Prepayment
Speed:	25% CPR

Statistical Mortgage
Loans:
The information set forth herein with respect to the mortgage loans, is expected to be representative of the characteristics of the mortgage loans that will be included in the trust on the Closing Date with an aggregate principal balance of approximately $[855,211,865] (the “Initial Mortgage Loans”) and that are expected to be added as Subsequent Mortgage Loans to the trust during the Pre-funding Period with an aggregate principal balance of approximately $[144,788,135] (the “Subsequent Mortgage Loans”). Solely for determining the principal balances of the Offered Certificates in order to minimize the variance of the principal balance of the Offered Certificates as of the Closing Date, it is estimated but not guaranteed that the aggregate principal balance of the Mortgage Loans will be approximately $[1,000,000,000.00] as of the related Cut-off Date. It is not expected that the initial principal balance of any class of Offered Certificates (as shown on the fourth page) will increase or decrease by more than 20% by the Closing Date.

Mortgage Loans:
The mortgage loans transferred to the trust on the Closing Date with an aggregate principal balance of approximately $[855,211,865] (the “Initial Mortgage Loans”) and the mortgage loans transferred to the trust during the Pre-funding Period with an aggregate principal balance of approximately $[144,788,135] (the “Subsequent Mortgage Loans”), consist of fixed and adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $[1,000,000,000] (the “Mortgage Loans”). The information set forth herein with respect to the Mortgage Loans, is expected to be representative of the characteristics of the Mortgage Loans that will be included in the trust. It is not expected that the initial principal balance (or notional balance) of any class of Offered Certificates (as shown on page 1) will increase or decrease by more than 20% by the Closing Date. All of the Mortgage Loans are Negative Amortization Loans as defined herein, for a portion of or for the entire term of the loan. For more information please see attached collateral descriptions for the Initial Mortgage Loans.

The “Group 1 Initial Mortgage Loans” consist of conforming balance, fixed and adjustable rate, first lien residential mortgage loans with original terms to maturity of 30 years and an aggregate principal balance as of the Cut-off Date of approximately $[400,925,163]. The “Group 2 Initial Mortgage Loans” consist of conforming and non-conforming balance, fixed and adjustable rate, first lien residential mortgage loans with original terms to maturity of 30 years and an aggregate principal balance as of the Cut-off Date of approximately $[454,286,702]. All of the Group 1 and Group 2 adjustable rate mortgage loans accrue interest at a mortgage rate which adjusts monthly after an initial fixed rate.

Approximately [95.53]% of the Mortgage Loans are adjustable rate mortgage loans which have an initial fixed rate period of approximately 36, 60, 84 or 120 months.

3

Approximately [4.47]% of the Mortgage Loans have a fixed rate for the full term of the loan.

Generally, all of the Mortgage Loans adjust based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”) or One-Month LIBOR (“One Month LIBOR”).

Negative Amortization
Loans:
“Negative Amortization Loans” are mortgage loans for which the minimum monthly payment amount for a term specified in the related mortgage note is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan. If a borrower elects to pay only the minimum monthly payment, the deficient interest amount is added to the unpaid principal balance of such mortgage loan. A borrower may elect to pay only the minimum monthly payment for a term specified in the related mortgage note subject to adjustment under the following conditions: (i) generally, for those loans that allow for negative amortization during their adjustable rate period, as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) for all Negative Amortization Loans, if the unpaid principal balance exceeds a percentage (generally 110%, 115% or 120%,) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to either (a) amortize fully the then unpaid principal balance over the remaining term to maturity or (b) equal the interest only payment for such loan, calculated at the then applicable rate, based on the related Index rate and margin.

Pre-Funding Amount:
On the Closing Date, the Seller will deposit approximately $[144,788,135] (the “Pre-funding Amount”), which will consist of approximately $[66,374,381] deposited into an account (the “Group 1 Pre-Funding Account”) to purchase subsequent Group 1 Mortgage Loans, and approximately $[78,413,754] deposited into an account (the “Group 2 Pre-Funding Account” and together with the Group 1 Pre-Funding Account, the “Pre-Funding Accounts”) to purchase subsequent Group 2 Mortgage Loans Funds on deposit in the Pre-funding Accounts will be used from time to time to acquire Subsequent Mortgage Loans during the Pre-funding Period.

The “Pre-funding Period” commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and (ii) October 10, 2007. If necessary, a capitalized interest account deposit will be made by the Depositor to cover any interest shortfalls during the Pre-funding Period.

To the extent that the trust does not fully use amounts on deposit in the Pre-funding Accounts to purchase Subsequent Mortgage Loans by the end of the Pre-funding Period, the trust will apply the remaining amounts as a prepayment of principal to the related Offered Certificates on the Distribution Date immediately following the end of the Pre-funding Period. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Offered Certificates from amounts in the Pre-funding Accounts.

Net Mortgage Rate:	The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less a) the Trust Expense Fee Rate.

Net WAC:
The “Net WAC” for any distribution date equals the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the first day of the related due period, weighted on the basis of their stated principal balances as of the first day of the related due period, provided however, that for the first two distribution dates only, such weighted average of the net loan rates of the mortgage loans shall be multiplied by the quotient of (i) the aggregate of the stated principal balances as of the first day of the related due period of the Mortgage Loans having scheduled payments that are included in determining available funds for such distribution date divided by (ii) the sum of (a) the aggregate of the stated principal balances of all of the Mortgage Loans as of the first day of the related due period plus (b) the amount on deposit in the Pre-Funding Accounts immediately prior to such distribution date.

Net WAC Cap:
The “Net WAC Cap” for the Certificates and any distribution date , will equal the product of (i) the excess, if any, of (a) the Net WAC over (b) the Net Swap Rate, multiplied by (ii) the quotient of 30 divided by the actual number of days in the Accrual Period.

4

Net Swap Rate:
The “Net Swap Rate” for any Distribution Date and any class of Offered Certificates, is the quotient of (i) the product of (a) the Net Swap Payment or Swap Termination Payment owed to the Swap Counterparty on or immediately before such Distribution Date, multiplied by (b) 12, divided (ii) by the aggregate of the Stated Principal Balances of the Mortgage Loans and any amounts on deposit in the Pre-Funding Accounts as of the first day of the related Due Period.

Trust Expense
Fee Rate:	The sum of the Servicing Fee Rate, Master Servicing Fee Rate, Credit Risk Manager Fee Rate and the LPMI Fee Rate, if any.

Servicing Fee Rate:
The servicer will be paid a monthly fee (a “Servicing Fee”) with respect to each mortgage loan it services. The Servicing Fee will be calculated at a per annum rate (the “Servicing Fee Rate”) of the outstanding principal balance of each mortgage loan as of the first day of the related due period. For each Mortgage Loan, the Servicing Fee Rate will equal 0.375%.

Master Servicing Fee
Rate:	For each Mortgage Loan the Master Servicing Fee Rate will equal 0.0075%. The Custodian will be paid by the Master Servicer.

Credit Risk Manager Fee
Rate:	For each Mortgage Loan the Credit Risk Manager Fee Rate will equal 0.005%.

5

Basis Risk
Shortfalls:	With respect to any Distribution Date, each class of Certificates will be entitled to the “Basis Risk Shortfalls” for such class which will equal the sum of:

(i)
the excess, if any, of the amount of interest that such class would have been entitled to receive if the pass-through rate for such class were calculated without regard to clause (ii) in the definition thereof, over the actual amount of interest such class is entitled to receive for such Distribution Date,

(ii)	any excess described in clause (i) above remaining unpaid from prior Distribution Dates; and

(iii)
interest for the applicable interest accrual period on the amount described in clause (ii) above based on the applicable pass-through rate determined without regard to clause (ii) in the definition thereof.

Adjusted Cap Rate:
The “Group 1 Adjusted Cap Rate” for the Class 1A-1 Certificates and for any Distribution Date equals the related Net WAC Cap computed by first reducing the related Net WAC by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 1 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans and any amount on deposit in the related Pre-Funding Accounts as of the first day of the related due period.

The “Group 2 Adjusted Cap Rate” for the Class 2A-1, Class 2A-2 and Class 2A-3 Certificates and for any Distribution Date equals the related Net WAC Cap computed by first reducing the related Net WAC by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 2 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans and any amount on deposit in the related Pre-Funding Accounts as of the first day of the related due period.

The “Subordinate Adjusted Cap Rate” for the Subordinate Certificates and for any Distribution Date equals the weighted average of the Group 1 Adjusted Cap Rate and the Group 2 Adjusted Cap Rate for such Distribution Date, weighted in each case based on the applicable Subordinate Component for each mortgage loan group.

The “Subordinate Component” for either mortgage loan group and any Distribution Date is the excess, if any, of the aggregate principal balance of the related mortgage loans as of the first day of the related due period plus the amount on deposit in the Pre-Funding Account with respect to the related mortgage loan group over the aggregate certificate principal balance of the Senior Certificates related to such mortgage loan group immediately prior to such Distribution Date.

Deferred Interest:
The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan. Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

6

Net Deferred Interest:
The “Net Deferred Interest” for any Distribution Date and mortgage loan group is the excess, if any, of Deferred Interest for the related due period and mortgage loan group over voluntary principal prepayments for the related prepayment period and mortgage loan group.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class, of (i) the current interest accrued at the applicable pass-through rate for such class, over (ii) the amount of current interest that would have accrued had the Pass-Through Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date. The Net Deferred Interest allocable to each class of Certificates will reduce the amount of interest distributable on such class and such Net Deferred Interest will be added to the principal balance of such class of Certificates.

Credit Enhancement:	Series 2007-5 is an “Overcollateralization Series” as defined in the accompanying terms sheet supplement. Credit enhancement consists of the following:

1) Net Monthly Excess Cashflow;
2) Overcollateralization Amount;
3) Subordination; and
4) Interest Rate Swap Agreement.

Net Monthly
Excess Cashflow:
The “Net Monthly Excess Cashflow” For any Distribution Date is equal to the sum of (a) any Overcollateralization Release Amount and (b) the excess of (x) the Available Funds for such Distribution Date over (y) the sum for such Distribution Date of (A) the Monthly Interest Distributable Amounts for the Certificates, (B) the Unpaid Interest Shortfall Amounts for the Class 1A-1, Class 2A-1, Class 2A-2 and Class 2A-3 Certificates and (C) the Principal Remittance Amount.

Overcollateralization
Amount:
The “Overcollateralization Amount” is equal to the excess of (i) the sum of (a) the aggregate principal balance of the Initial Mortgage Loans and (b) amounts in the Pre-Funding Accounts over (ii) the aggregate principal balance of the Certificates, expressed as a percentage of the sum of the aggregate Mortgage Loan balance and amounts on deposit in the Pre-Funding Accounts. On the Closing Date, the Overcollateralization Amount will be equal to approximately [0.70]% of the sum of (i) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Accounts as of the Closing Date.

Interest Remittance
Amount:
For any Distribution Date and any mortgage loan group, the portion of the related available funds including monies for prepayments used to cover deferred interest for such Distribution Date attributable to interest received or advanced with respect to the Mortgage Loans in such mortgage loan group.

7

Interest Rate Swap
Agreement:
On the Closing Date, the Trustee (as supplemental interest trust trustee) will enter into the “Interest Rate Swap Agreement” with notional amounts as shown in the Swap Schedule herein. Under the Interest Rate Swap Agreement, the Trust will be obligated to pay an amount equal to 5.960% per annum on the notional amount as set forth in the Interest Rate Swap Agreement to the Swap Provider (on a 30/360 basis) and the Trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Interest Rate Swap Agreement from the Swap Provider (on an actual/360 basis), until the Interest Rate Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party (the “Net Swap Payment”) on each Distribution Date. Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) pursuant to the Pooling Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling Agreement. Upon early termination of the Interest Rate Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Interest Rate Swap Agreement and will generally be paid on the related Distribution Date and on any subsequent Distribution Date until paid in full. If a swap termination is paid, and if it is not used to get a successor swap provider, the net swap payment that would normally be paid to the Trust will be distributed to a reserve account available for the same shortfalls the swap would cover through the waterfall above, until the expiration of the original swap term or a successor swap provider is assigned. In the event that the Trust is required to make a Swap Termination Payment, provided that such Swap Termination Payment was not due to an event of default or certain termination events with respect to the Swap Provider, payments generally will be paid prior to distributions to Certificateholders. The Interest Rate Swap Agreement will terminate following the Distribution Date in February 2014.

Basis Risk Cap
Agreement:
On the Closing Date, the Trustee on behalf of the trust will enter into the “Basis Risk Cap Agreement” to make payments in respect of any Basis Risk Shortfalls on the Certificates, pro rata, based on aggregate certificate principal balance of such Certificates. On each Distribution Date, the counterparty to the Basis Risk Cap Agreement will be obligated to make a payment to the trust equal to the product of (a) the excess, if any, of (i) One Month LIBOR, subject to a maximum of 11.500% over (ii) the strike price for such Distribution Date specified on the Basis Risk Cap Agreement Schedule herein, accrued during the related Interest Accrual Period for the Certificates and (b) the lesser of (x) the notional balance for such Distribution Date and (y) the aggregate balance of the Certificates on the related Distribution Date and (c) the actual number of days in the related Interest Accrual Period divided by 360. The Basis Risk Cap Agreement will terminate following the Distribution Date in May 2008.

8

Overcollateralization
Target Amount:	On any Distribution Date, the “Overcollateralization Target Amount” is equal to:
(i)	prior to the Stepdown Date, [0.700]% of the sum of (i) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Accounts as of the Closing Date;
(ii)	on or after the Stepdown Date, if no Trigger Event has occurred and is continuing, the greater of:
(a)
[1.750]% of the current principal balance of the Mortgage Loans prior to the Distribution Date in July 2013 and [1.400]% of the current principal balance of the Mortgage Loans on or after the Distribution Date in July 2013;

(b)	0.50% of the sum of (i) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Accounts as of the Closing Date (the “OC Floor”); and
(iii)	during the occurrence and continuation of a Trigger Event, the Overcollateralization Target Amount as of the previous Distribution Date.

Stepdown Date:	The earlier to occur of
(i) the Distribution Date on which the principal balance of the Senior Certificates has been reduced to zero; and
(ii) the later to occur of
a.	the Distribution Date occurring in July 2010; and
b.	the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to the Target Credit Enhancement Percentage for such Distribution Date.

Trigger Event:
A “Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of Mortgage Loans that are delinquent 60 days or more exceeds (a) prior to July 2013 [TBD]% of the current Credit Enhancement Percentage of the Senior Certificates or (b) on or after July 2013 [TBD]% of the current Credit Enhancement Percentage of the Senior Certificates (ii) cumulative realized losses for the related Distribution Date as a percentage of the of the sum of (a) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (b) amounts in the Pre-Funding Accounts as of the Closing Date for the related Distribution Date are greater than:

Distribution Date	Percentage
July 2009 - June 2010	[TBD]% for the first month plus an additional 1/12th of [TBD]% for each month thereafter
July 2010 - June 2011	[TBD]% for the first month plus an additional 1/12th of [TBD]% for each month thereafter
July 2011 - June 2012	[TBD]% for the first month plus an additional 1/12th of [TBD]% for each month thereafter
July 2012 - June 2013	[TBD]% for the first month plus an additional 1/12th of [TBD]% for each month thereafter
July 2013 - June 2014	[TBD]% for the first month plus an additional 1/12th of [TBD]% for each month thereafter
July 2014 and thereafter	[TBD]%

9

Credit Enhancement
Percentage:
The “Credit Enhancement Percentage” for any Distribution Date and any class of Certificates is equal to (i) the sum of (a) the aggregate Class Principal Balance of the classes of Certificates subordinate to such class of Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

	Ratings (S/M)	Initial Credit Enhancement Percentage(1)	Target Credit Enhancement Percentage before July 2013 or Stepdown Date(2)	Target Credit Enhancement Percentage on or after July 2013 or Stepdown Date(3)
Senior	[AAA/Aaa]	[5.800]%	[14.500]%	[11.600]%
B-1	[AA+/Aa1]	[4.000]%	[10.000]%	[8.000]%
B-2	[AA/Aa2]	[3.300]%	[8.250]%	[6.600]%
B-3	[AA/Aa3]	[2.850]%	[7.125]%	[5.700]%
B-4	[AA-/A1]	[2.400]%	[6.000]%	[4.800]%
B-5	[A+/A2]	[2.000]%	[5.000]%	[4.000]%
B-6	[A-/Baa1]	[1.500]%	[3.750]%	[3.000]%
B-7	[BBB+/Baa2]	[1.150]%	[2.875]%	[2.300]%
B-8	[BBB-/NR]	[0.700]%	[1.750]%	[1.400]%

(1) Subject to a variance of plus or minus 15% based on rating agency requirements.
(2) Subject to a variance of plus or minus 45% based on rating agency requirements.
(3) Subject to a variance of plus or minus 30% based on rating agency requirements.

Allocation of
Realized Losses:
Any realized losses on the Mortgage Loans will be allocated as follows: first to Net Monthly Excess Cashflow, second to Net Swap Payments received pursuant to the Interest Rate Swap Agreement, third to overcollateralization, and then to the Subordinate Certificates in reverse order of their numerical designations, in each case until the related class principal balance has been reduced to zero; and then to the Senior Certificates as follows:

1.	Any remaining realized losses on the Group 1 Mortgage Loans will be allocated to the Class 1A-1 Certificates, until its class principal balance has been reduced to zero.
2.
Any remaining realized losses on the Group 2 Mortgage Loans will be allocated to the Class 2A-1, Class 2A-2 and Class 2A-3 Certificates, until the related class principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 2A-1, Class 2A-2 and Class 2A-3 Certificates will be allocated sequentially, first to the Class 2A-3 Certificates, second to the Class 2A-2 Certificates, and third to the Class 2A-1 Certificates, in that order, until the related class principal balance has been reduced to zero.

10

Senior Principal
Distribution Amount:
For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred or is not continuing with respect to such Distribution Date, will be the lesser of (a) sum of the Principal Distribution Amounts for each Mortgage Loan Group and (b) the excess of the (x) the aggregate Class Principal Balance of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) (x) 100% minus (y) the Target Credit Enhancement for such Distribution Date and (ii) of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate balance of the Mortgage Loans on the Closing Date.

Group 1 Senior Principal
Distribution Amount:
The “Group 1 Senior Principal Distribution Amount” with respect to any distribution date is the product of (i) the Senior Principal Distribution Amount for such distribution date and (ii) the Group 1 principal remittance (reduced by any monies used to cover deferred interest) divided by the total principal remittance amount for such distribution date (reduced by any monies used to cover deferred interest).

Group 2 Senior Principal
Distribution Amount:
The “Group 2 Senior Principal Distribution Amount” with respect to any distribution date is the product of (i) the Senior Principal Distribution Amount for such distribution date and (ii) the Group 2 principal remittance (reduced by any monies used to cover deferred interest) divided by the total principal remittance amount for such distribution date (reduced by any monies used to cover deferred interest).

Class B-1 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date) and (ii) the aggregate Class Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (x) 100% minus (y) the Target Credit Enhancement for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the product of (i) 0.50% and (ii) the aggregate balance of the Mortgage Loans on the Closing Date.

11

Class B-2 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date) and (iii) the Class Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) (x) 100% minus (y) the Target Credit Enhancement for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the product of (i) 0.50% and (ii) the aggregate balance of the Mortgage Loans on the Closing Date.

Class B-3 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date) and (iv) the Class Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) (x) 100% minus (y) the Target Credit Enhancement for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the product of (i) 0.50% and (ii) the aggregate balance of the Mortgage Loans on the Closing Date.

12

Class B-4 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the distribution of the Class B-3 Principal Distribution Amount on such Distribution Date) and (v) the Class Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) (x) 100% minus (y) the Target Credit Enhancement for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the product of (i) 0.50% and (ii) the aggregate balance of the Mortgage Loans on the Closing Date..

Class B-5 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-5 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the distribution of the Class B-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class B-4 Certificates (after taking into account the distribution of the Class B-4 Principal Distribution Amount on such Distribution Date) and (vi) the Class Principal Balance of the Class B-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) (x) 100% minus (y) the Target Credit Enhancement for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the product of (i) 0.50% and (ii) the aggregate balance of the Mortgage Loans on the Closing Date.

13

Class B-6 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-6 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the distribution of the Class B-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class B-4 Certificates (after taking into account the distribution of the Class B-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class B-5 Certificates (after taking into account the distribution of the Class B-5 Principal Distribution Amount on such Distribution Date) and (vii) the Class Principal Balance of the Class B-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) (x) 100% minus (y) the Target Credit Enhancement for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the product of (i) 0.50% and (ii) the aggregate balance of the Mortgage Loans on the Closing Date.

Class B-7 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-7 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the distribution of the Class B-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class B-4 Certificates (after taking into account the distribution of the Class B-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class B-5 Certificates (after taking into account the distribution of the Class B-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class B-6 Certificates (after taking into account the distribution of the Class B-6 Principal Distribution Amount on such Distribution Date) and (vii) the Class Principal Balance of the Class B-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) (x) 100% minus (y) the Target Credit Enhancement for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the product of (i) 0.50% and (ii) the aggregate balance of the Mortgage Loans on the Closing Date.

14

Class B-8 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-8 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the distribution of the Class B-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class B-4 Certificates (after taking into account the distribution of the Class B-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class B-5 Certificates (after taking into account the distribution of the Class B-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class B-6 Certificates (after taking into account the distribution of the Class B-6 Principal Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class B-7 Certificates (after taking into account the distribution of the Class B-7 Principal Distribution Amount on such Distribution Date) and (ix) the Class Principal Balance of the Class B-8 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) (x) 100% minus (y) the Target Credit Enhancement for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the product of (i) 0.50% and (ii) the aggregate balance of the Mortgage Loans on the Closing Date.

15

Priority of
Distributions:
Available funds from the Mortgage Loans will be distributed as follows:

Interest Distributions

1.
from the Interest Remittance Amount, net of servicing fees, master servicing fees, and credit risk manager fees, for deposit into the Swap Account, any Net Swap Payment or Swap Termination Payment (not due to a Swap Provider trigger event pursuant to the Swap Agreement);

2.
from the Interest Remittance Amount for the related mortgage loan group, to the holders of the Class 1A-1, Class 2A-1, Class 2A-2 and Class 2A-3 Certificates, as applicable, the related Monthly Interest Distributable Amount and the related Unpaid Interest Shortfall Amount, if any, to which each such class is entitled, provided that if the Interest Remittance Amount for the Group 1 Mortgage Loans is insufficient to pay the Class 1A-1 Certificates the related Monthly Interest Distributable Amount, the Trustee will withdraw such insufficient amount from the Interest Remittance Amount for the Group 2 Mortgage Loans after distributions are made of the Monthly Interest Distributable Amount to the Class 2A-1, Class 2A-2 and Class 2A-3 Certificates, and if the Interest Remittance Amount for the Group 2 Mortgage Loans is insufficient to pay the Class 2A-1, Class 2A-2 and Class 2A-3 Certificates the related Monthly Interest Distributable Amount, the Trustee will withdraw such insufficient amount from the Interest Remittance Amount for the Group 1 Mortgage Loans after distributions are made of the Monthly Interest Distributable Amount to the Class 1A-1 Certificates. In certain circumstances, interest funds will be distributed to the Senior Certificates from the unrelated mortgage loan group to the extent it was not received from the related mortgage loan group;

3.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-1 Certificates, the related Monthly Interest Distributable Amount;

4.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-2 Certificates, the related Monthly Interest Distributable Amount;

5.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-3 Certificates, the related Monthly Interest Distributable Amount;

6.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-4 Certificates, the related Monthly Interest Distributable Amount;

7.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-5 Certificates, the related Monthly Interest Distributable Amount;

8.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-6 Certificates, the related Monthly Interest Distributable Amount;

9.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-7 Certificates, the related Monthly Interest Distributable Amount;

10.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-8 Certificates, the related Monthly Interest Distributable Amount; and

11.	for application as part of Net Monthly Excess Cashflow for such Distribution Date.

Principal Distributions

16

(i)
On each Distribution Date (a) prior to the applicable Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Principal Distribution Amount will be distributed in the following order of priority:

1.
first, for deposit into the Swap Account, any Net Swap Payment or Swap Termination Payment (not due to a Swap Provider trigger event pursuant to the Swap Agreement) to the extent not previously paid from the Interest Remittance Amount;

2.	second, from the related Principal Distribution Amount as follows:

a.	from the Principal Distribution Amount for group 1 to the Class 1A-1 Certificates until it’s Class Principal Balance is reduced to zero; and

b.
from the Principal Distribution Amount for group 2, on a pro-rata basis to the Class 2A-1, Class 2A-2 and Class 2A-3 Certificates, based on their respective Class Principal Balances, until their respective Class Principal Balances are reduced to zero;

3.	third, from the Principal Distribution Amount for both mortgage loan groups:

a.	first, to the holders of the Class B-1 Certificates, until the Class Principal Balance thereof has been reduced to zero;

b.	second, to the holders of the Class B-2 Certificates, until the Class Principal Balance thereof has been reduced to zero;

c.	third, to the holders of the Class B-3 Certificates, until the Class Principal Balance thereof has been reduced to zero;

d.	fourth, to the holders of the Class B-4 Certificates, until the Class Principal Balance thereof has been reduced to zero;

e.	fifth, to the holders of the Class B-5 Certificates, until the Class Principal Balance thereof has been reduced to zero;

f.	sixth, to the holders of the Class B-6 Certificates, until the Class Principal Balance thereof has been reduced to zero;

g.	seventh, to the holders of Class B-7 Certificates, until the Class Principal Balance thereof has been reduced to zero;

h.	eighth, to the holders of Class B-8 Certificates, until the Class Principal Balance thereof has been reduced to zero; and

i.	ninth, for application as part of Net Monthly Excess Cashflow for such Distribution Date.

17

(ii)
On each Distribution Date (a) on or after the applicable Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Principal Distribution Amount will be distributed in the following amounts and order of priority:

1.
first, for deposit into the Swap Account, any Net Swap payment or Swap Termination Payment (not due to a Swap Provider trigger event pursuant to the Swap Agreement) to the extent not previously paid from the Interest Remittance Amount

2.	second, from the Principal Distribution Amount, as follows:

a.	from the Group 1 Senior Principal Distribution Amount to the Class 1A-1 Certificates until it’s Class Principal Balance is reduced to zero; and

b.
from the Group 2 Senior Principal Distribution Amount, on a pro-rata basis, to the Class 2A-1, Class 2A-2 and Class 2A-3 Certificates, based on their respective Class Principal Balances, until their respective Class Principal Balances are reduced to zero;

3.	third, from the Principal Distribution Amount for both mortgage loan groups:

a.	first, to the holders of the Class B-1 Certificates, the Class B-1 Principal Distribution Amount;

b.	second, to the holders of the Class B-2 Certificates, the Class B-2 Principal Distribution Amount;

c.	third, to the holders of the Class B-3 Certificates, the Class B-3 Principal Distribution Amount;

d.	fourth, to the holders of the Class B-4 Certificates, the Class B-4 Principal Distribution Amount;

e.	fifth, to the holders of the Class B-5 Certificates, the Class B-5 Principal Distribution Amount;

f.	sixth, to the holders of the Class B-6 Certificates, the Class B-6 Principal Distribution Amount;

g.	seventh, to the holders of the Class B-7 Certificates, the Class B-7 Principal Distribution Amount;

h.	eighth, to the holders of the Class B-8 Certificates, the Class B-8 Principal Distribution Amount; and

i.	ninth, for application as part of Net Monthly Excess Cashflow for such Distribution Date.

18

Net Monthly Excess Cash
Flow Distributions:	On any Distribution Date, the Net Monthly Excess Cash Flow will be applied as set forth in the following order of priority:

1.
as part of the Principal Distribution Amount, to pay to the holders of the Senior and Subordinate Certificates in reduction of their certificate principal balances, the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Senior and Subordinate Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries;

2.
as part of the Principal Distribution Amount, to pay to the holders of the Senior and Subordinate Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;

3.	to pay the holders of the Senior and Subordinate Certificates as part of the Principal Distribution Amount, any overcollateralization increase amount;

4.
to pay the holders of Senior and Subordinate Certificates, the amount of any prepayment interest shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on accrued certificate interest otherwise due thereon, to the extent not covered by the eligible servicing compensation on that Distribution Date;

5.
to pay to the holders of the Senior and Subordinate Certificates, any prepayment interest shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

6.
to pay to the holders of the Senior Certificates, on a pro rata basis, based on the amount of Basis Risk Shortfalls previously allocated thereto that remain unreimbursed, and then the Subordinate Certificates, in the order of payment priority, the amount of any Basis Risk Shortfalls, remaining unpaid as of that Distribution Date;

7.
to pay to the holders of the Senior and Subordinate Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

8.
to pay to the holders of the Senior Certificates, on a pro rata basis, based on the amount of realized losses previously allocated thereto that remain unreimbursed and then to the Subordinate Certificates, in the order of payment priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

9.	to pay to the holders of the Class C Certificates and the Class R Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

19

Swap Account:	Funds deposited into the Swap Account on a Distribution Date will include:
(i)	the net swap payments owed to the Swap Provider for such Distribution Date,
(ii)	any net swap payments received from the Swap Provider for such Distribution Date,
(iii)	any termination payment not due to a Swap Provider trigger event.

On each Distribution Date, following the distribution of Net Monthly Excess Cashflow, payments shall be distributed from the Swap Account as follows:
(i)	to the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Interest Rate Swap Agreement for such Distribution Date;
(ii)	to the Swap Provider, any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider trigger event pursuant to the Interest Rate Swap Agreement ;
(iii)	to the Senior Certificates, any unpaid interest, pro rata, including any accrued unpaid interest from a prior Distribution Date;
(iv)	to the Subordinate Certificates, sequentially, any unpaid interest, including any accrued unpaid interest from prior Distribution Dates;
(v)
to the Senior and Subordinate Certificates, any principal in accordance with the principal payment provisions described above under “Principal Distributions” in an amount necessary to maintain the applicable Overcollateralization Target Amount;

(vi)	to the Subordinate Certificates, sequentially, any remaining allocated realized loss amounts;
(vii)
an amount equal to any unpaid remaining Basis Risk Shortfalls with respect to the Senior and Subordinate Certificates to such Certificates first, pro rata, to the Senior Certificates based on the remaining Net WAC carryover amount and second, to the Subordinate Certificates, sequentially.

(viii)	if applicable, for purchase of a replacement interest rate swap agreement;
(ix)	to the Swap Provider, any unpaid Swap Termination Payment owed to the Swap Provider due to a Swap Provider trigger event; and to the Class C Certificates, any amount deposited into the Swap Account

20

Interest Rate Swap Agreement Schedule
(Notional balance subject to +/- 20% variance)

Period	Balance ($)	Strike (%)	Period	Balance ($)	Strike (%)
1	N/A	0.00	45	151,966,834.45	5.960
2	N/A	0.00	46	143,296,448.95	5.960
3	N/A	0.00	47	135,418,487.22	5.960
4	N/A	0.00	48	127,980,506.84	5.960
5	N/A	0.00	49	120,960,475.83	5.960
6	N/A	0.00	50	114,334,380.27	5.960
7	N/A	0.00	51	108,265,211.14	5.960
8	N/A	0.00	52	102,832,127.15	5.960
9	N/A	0.00	53	97,844,754.53	5.960
10	N/A	0.00	54	93,107,305.16	5.960
11	N/A	0.00	55	88,632,538.90	5.960
12	903,278,192.42	5.960	56	84,270,106.15	5.960
13	866,028,586.39	5.960	57	80,076,046.19	5.960
14	825,519,073.37	5.960	58	75,902,077.82	5.960
15	787,240,317.29	5.960	59	71,314,962.64	5.960
16	753,513,112.67	5.960	60	55,145,572.58	5.960
17	722,523,571.30	5.960	61	27,383,773.95	5.960
18	692,491,277.22	5.960	62	9,598,938.05	5.960
19	663,609,915.82	5.960	63	9,014,744.77	5.960
20	636,658,287.87	5.960	64	8,465,384.65	5.960
21	610,933,480.87	5.960	65	7,952,444.03	5.960
22	585,695,572.91	5.960	66	7,484,178.94	5.960
23	560,950,980.66	5.960	67	7,055,621.51	5.960
24	536,707,581.15	5.960	68	6,665,273.01	5.960
25	513,134,592.73	5.960	69	6,310,399.40	5.960
26	490,518,192.31	5.960	70	5,987,271.22	5.960
27	468,968,236.00	5.960	71	5,684,491.32	5.960
28	448,431,719.68	5.960	72	5,400,135.28	5.960
29	428,862,479.29	5.960	73	5,132,875.26	5.960
30	410,232,338.69	5.960	74	4,881,534.99	5.960
31	392,650,260.26	5.960	75	4,645,019.55	5.960
32	376,109,448.65	5.960	76	4,422,325.13	5.960
33	360,494,859.96	5.960	77	4,212,529.90	5.960
34	345,681,192.83	5.960	78	4,014,786.00	5.960
35	331,528,483.43	5.960	79	3,828,094.94	5.960
36	316,967,185.46	5.960	80	3,651,286.36	5.960
37	297,569,251.54	5.960
38	273,909,955.55	5.960
39	249,701,304.59	5.960
40	227,875,134.70	5.960
41	208,194,642.36	5.960
42	190,442,628.69	5.960
43	174,957,256.29	5.960
44	162,206,024.09	5.960

21

Basis Risk Cap Schedule
*The Basis Risk Cap Agreement will pay based on the lesser of the schedule below and the actual principal balance of the Certificates for the related distribution date.
(Notional balance subject to +/- 20% variance)

Period	Notional Balance ($)	Strike (%)	Ceiling (%)
1	N/A	N/A	N/A
2	978,749,396.23	6.567	11.50
3	958,000,123.59	6.569	11.50
4	937,696,852.60	6.799	11.50
5	917,829,811.12	6.571	11.50
6	898,389,444.71	6.801	11.50
7	879,366,411.65	6.574	11.50
8	860,751,578.20	6.575	11.50
9	842,534,888.60	7.050	11.50
10	824,708,446.30	6.578	11.50
11	807,264,062.22	6.808	11.50
12	N/A	N/A	N/A

22

Total Collateral - Statistical Mortgage Loans
As of the Cut-Off Date (does not include pre-funding)
		Minimum	Maximum
Scheduled Principal Balance	$855,211,865	$26,250	$8,027,507
Average Scheduled Principal Balance	$378,412
Number of Mortgage Loans	2,260

Weighted Average Gross Coupon	7.690%	6.125%	9.875%
Weighted Average FICO Score	720	621	827
Weighted Average Original LTV	79.28%	19.00%	100.00%
Weighted Average Effective Original LTV	70.73%	19.00%	90.00%
Weighted Average CLTV including Silent Seconds	79.55%	19.00%	100.00%
Weighted Average Effective CLTV including Silent Seconds	71.00%	19.00%	90.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	360 months	355 months	360 months
Weighted Average Seasoning	0 months	0 months	5 months

Weighted Average Gross Margin (1)	3.121%	2.750%	5.250%
Weighted Average Minimum Interest Rate (1)	3.122%	2.750%	5.250%
Weighted Average Maximum Interest Rate (1)	12.950%	12.950%	12.950%
Weighted Average Initial Rate Cap (1)	0.000%	0.000%	0.000%
Weighted Average Subsequent Rate Cap (1)	0.000%	0.000%	0.000%
Weighted Average Months to Roll (1)	64 months	34 months	120 months

Maturity Date		Jan 1 2037	Aug 1 2037
Maximum Zip Code Concentration	0.94%	96719

ARM	94.78%	Investor	13.85%
Fixed Rate	5.22%	Primary	81.56%
		Second Home	4.59%
Fixed Rate Negam	5.22%
Negam 10/1 Mo Libor	0.79%	Top 5 States:
Negam 10/1 Mo MTA	4.27%	California	42.38%
Negam 3/1 Mo Libor 3-10 Yr IO	0.39%	Florida	13.26%
Negam 3/1 Mo MTA 3-10 Yr IO	1.34%	Washington	4.78%
Negam 5/1 Mo Libor 5-10 Yr IO	8.74%	Maryland	4.42%
Negam 5/1 Mo MTA 5-10 Yr IO	72.84%	New York	4.13%
Negam 7/1 Mo Libor 7-10 Yr IO	1.32%
Negam 7/1 Mo MTA 7-10 Yr IO	5.09%
		Top 5 Cities:
Interest Only	100.00%	San Jose	1.74%
		Las Vegas	1.66%
Prepay Penalty: N/A	14.60%	San Diego	1.32%
Prepay Penalty: 12 months	20.20%	Los Angeles	1.17%
Prepay Penalty: 24 months	14.45%	Sacramento	1.04%
Prepay Penalty: 36 months	50.75%

First Lien	100.00%	Top 5 Zip Codes:
		96719	0.94%
Full Income/Full Asset	20.16%	94534	0.74%
Stated Income/Full Asset	79.84%	28173	0.54%
		93940	0.50%
Condo High-Rise	0.10%	32779	0.47%
Condo Low-Rise	4.94%
Condominium	5.05%	Cash Out Refinance	52.36%
Cooperative	0.10%	Purchase	18.52%
PUD	21.20%	Rate/Term Refinance	29.12%
Single Family	64.45%
Two-Four Family	4.16%
(1) For adjustable rate loans only

23

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	5	188,403.86	0.02%	7.811	359	80.29	707
50,000.01 - 100,000.00	58	4,518,100.90	0.53%	7.671	360	73.23	723
100,000.01 - 150,000.00	148	19,230,693.19	2.25%	7.732	360	77.30	722
150,000.01 - 200,000.00	283	49,533,519.18	5.79%	7.716	360	78.44	722
200,000.01 - 250,000.00	276	61,854,894.71	7.23%	7.782	360	80.97	719
250,000.01 - 300,000.00	246	67,778,338.48	7.93%	7.725	360	79.83	712
300,000.01 - 350,000.00	237	76,456,221.07	8.94%	7.865	360	82.94	721
350,000.01 - 400,000.00	209	78,360,079.61	9.16%	7.787	360	80.78	713
400,000.01 - 450,000.00	192	81,634,933.76	9.55%	7.777	360	82.25	716
450,000.01 - 500,000.00	158	75,806,884.09	8.86%	7.884	360	82.61	713
500,000.01 - 550,000.00	128	67,114,529.78	7.85%	7.670	360	81.14	720
550,000.01 - 600,000.00	85	48,678,278.07	5.69%	7.567	360	81.06	724
600,000.01 - 650,000.00	72	44,945,465.87	5.26%	7.884	360	83.16	707
650,000.01 - 700,000.00	22	14,989,278.71	1.75%	7.124	360	75.11	741
700,000.01 - 750,000.00	31	22,490,606.60	2.63%	7.271	360	79.10	735
750,000.01 - 800,000.00	18	14,056,700.08	1.64%	7.430	360	76.69	738
800,000.01 - 850,000.00	11	9,079,002.10	1.06%	7.175	360	77.47	720
850,000.01 - 900,000.00	15	13,212,989.15	1.54%	7.278	359	72.47	726
900,000.01 - 950,000.00	10	9,224,787.55	1.08%	7.235	359	71.37	722
950,000.01 - 1,000,000.00	4	3,947,212.25	0.46%	7.189	360	68.20	716
1,000,000.01+	52	92,110,945.79	10.77%	7.508	360	68.60	732
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
6.000 - 6.499	1	410,726.38	0.05%	6.125	359	46.86	806
6.500 - 6.999	263	117,606,991.02	13.75%	6.772	360	72.65	727
7.000 - 7.499	551	206,618,218.12	24.16%	7.217	360	75.26	727
7.500 - 7.999	726	267,292,054.25	31.25%	7.695	360	78.51	721
8.000 - 8.499	380	146,829,695.29	17.17%	8.179	360	82.22	720
8.500 - 8.999	250	85,917,775.61	10.05%	8.697	360	91.34	702
9.000 - 9.499	75	26,777,047.68	3.13%	9.164	360	91.46	678
9.500 - 9.999	14	3,759,356.45	0.44%	9.559	360	89.63	671
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

24

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
620-649	144	46,177,871.72	5.40%	7.927	360	79.89	638
650-674	278	97,725,987.16	11.43%	7.848	360	78.61	664
675-699	410	153,580,982.78	17.96%	7.886	360	81.27	687
700-724	423	177,355,541.48	20.74%	7.708	360	80.66	711
725-749	365	137,192,063.40	16.04%	7.561	360	79.46	737
750-774	355	132,377,663.76	15.48%	7.504	360	79.14	763
775-799	215	88,575,063.30	10.36%	7.568	360	74.93	786
800-824	68	21,606,335.12	2.53%	7.383	360	73.11	806
825-849	1	171,481.08	0.02%	7.375	359	45.00	827
None	1	448,875.00	0.05%	7.625	360	95.00	N/A
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Negam Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110.000	63	35,333,856.94	4.13%	7.625	360	71.64	720
115.000	310	109,051,166.04	12.75%	8.291	360	95.44	724
120.000	1,887	710,826,841.82	83.12%	7.600	360	77.18	719
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Effective Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	78	25,264,925.67	2.95%	7.363	359	40.21	739
50.00- 54.99	45	26,698,061.95	3.12%	7.472	359	53.18	752
55.00- 59.99	40	14,277,041.34	1.67%	7.340	360	58.76	729
60.00- 64.99	112	40,335,682.16	4.72%	7.604	360	73.57	718
65.00- 69.99	859	297,545,719.32	34.79%	8.171	360	88.87	714
70.00- 74.99	265	116,974,021.81	13.68%	7.544	360	75.57	720
75.00- 79.99	389	154,055,859.53	18.01%	7.469	360	76.94	719
80.00	467	177,800,043.82	20.79%	7.289	360	80.00	722
80.01- 84.99	3	1,453,552.40	0.17%	8.346	359	88.53	706
85.00- 89.99	1	603,935.69	0.07%	8.500	359	89.99	674
90.00- 94.99	1	203,021.11	0.02%	7.375	359	90.00	815
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

25

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	78	25,264,925.67	2.95%	7.363	359	40.21	739
50.00- 54.99	45	26,698,061.95	3.12%	7.472	359	53.18	752
55.00- 59.99	39	14,005,541.34	1.64%	7.322	360	58.28	730
60.00- 64.99	62	24,092,215.68	2.82%	7.157	360	63.14	717
65.00- 69.99	88	36,607,066.10	4.28%	7.419	360	67.10	712
70.00- 74.99	178	85,300,113.34	9.97%	7.375	360	72.30	722
75.00- 79.99	383	152,598,759.53	17.84%	7.458	360	76.84	720
80.00	467	177,800,043.82	20.79%	7.289	360	80.00	722
80.01- 84.99	66	25,349,821.51	2.96%	8.004	360	83.65	715
85.00- 89.99	218	78,358,967.48	9.16%	8.259	360	88.33	708
90.00- 94.99	394	125,432,396.91	14.67%	8.254	360	90.76	712
95.00- 99.99	191	68,540,780.57	8.01%	8.347	360	95.06	721
100.00	51	15,163,170.90	1.77%	8.136	360	100.00	745
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

CLTV with Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	78	25,264,925.67	2.95%	7.363	359	40.21	739
50.00- 54.99	43	25,583,061.95	2.99%	7.496	359	53.18	752
55.00- 59.99	39	13,935,541.34	1.63%	7.297	360	58.03	729
60.00- 64.99	60	23,372,305.43	2.73%	7.155	360	63.13	717
65.00- 69.99	88	36,741,066.10	4.30%	7.398	360	66.90	712
70.00- 74.99	174	83,112,442.81	9.72%	7.366	360	72.27	722
75.00- 79.99	378	149,527,999.63	17.48%	7.446	360	76.73	720
80.00	448	167,761,682.31	19.62%	7.282	360	79.96	722
80.01- 84.99	70	28,540,197.57	3.34%	7.939	360	83.13	715
85.00- 89.99	239	88,774,298.90	10.38%	8.174	360	87.17	709
90.00- 94.99	401	128,894,391.62	15.07%	8.246	360	90.37	712
95.00- 99.99	191	68,540,780.57	8.01%	8.347	360	95.06	721
100.00	51	15,163,170.90	1.77%	8.136	360	100.00	745
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

26

Effective CLTV including Silent Seconds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	78	25,264,925.67	2.95%	7.363	359	40.21	739
50.00- 54.99	43	25,583,061.95	2.99%	7.496	359	53.18	752
55.00- 59.99	40	14,207,041.34	1.66%	7.315	360	58.51	729
60.00- 64.99	110	39,615,771.91	4.63%	7.611	360	73.75	717
65.00- 69.99	859	297,679,719.32	34.81%	8.168	360	88.84	714
70.00- 74.99	261	114,786,351.28	13.42%	7.540	360	75.62	720
75.00- 79.99	384	150,985,099.63	17.65%	7.457	360	76.83	720
80.00	448	167,761,682.31	19.62%	7.282	360	79.96	722
80.01- 84.99	7	4,643,928.46	0.54%	7.713	360	82.00	713
85.00- 89.99	21	10,415,331.42	1.22%	7.539	360	78.49	713
90.00- 94.99	9	4,268,951.51	0.50%	7.994	360	79.12	721
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	2,260	855,211,864.80	100.00%	7.690	360	79.28	720
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	673	265,286,433.70	31.02%	7.605	359	76.87	727
20.01 -25.00	431	169,255,119.08	19.79%	7.636	360	78.86	723
25.01 -30.00	329	119,581,486.85	13.98%	7.738	360	80.18	719
30.01 -35.00	267	104,392,085.06	12.21%	7.731	360	79.25	717
35.01 -40.00	248	93,001,400.82	10.87%	7.817	360	80.99	709
40.01 -45.00	210	69,703,400.34	8.15%	7.822	360	84.07	709
45.01 -50.00	72	23,407,212.83	2.74%	7.854	360	84.63	709
50.01 -55.00	16	7,423,697.00	0.87%	7.321	360	78.06	715
55.01 -60.00	1	294,500.00	0.03%	8.000	360	95.00	671
None	13	2,866,529.12	0.34%	7.376	360	77.44	722
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	2,094	810,549,305.80	94.78%	7.695	360	79.33	720
Fixed Rate	166	44,662,559.00	5.22%	7.586	360	78.51	711
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

27

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Fixed Rate Negam	166	44,662,559.00	5.22%	7.586	360	78.51	711
Negam 10/1 Mo Libor	18	6,739,896.34	0.79%	7.771	359	81.72	715
Negam 10/1 Mo MTA	103	36,559,546.11	4.27%	7.787	360	75.66	722
Negam 3/1 Mo Libor 3-10 Yr IO	10	3,332,305.39	0.39%	8.200	360	82.82	707
Negam 3/1 Mo MTA 3-10 Yr IO	26	11,481,518.10	1.34%	7.776	360	77.85	724
Negam 5/1 Mo Libor 5-10 Yr IO	229	74,716,153.54	8.74%	7.939	360	86.60	718
Negam 5/1 Mo MTA 5-10 Yr IO	1,567	622,916,995.39	72.84%	7.664	360	78.72	721
Negam 7/1 Mo Libor 7-10 Yr IO	32	11,278,190.59	1.32%	7.614	360	83.86	704
Negam 7/1 Mo MTA 7-10 Yr IO	109	43,524,700.34	5.09%	7.604	360	77.21	721
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Prepayment Penalty Original Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	327	124,841,855.64	14.60%	7.482	360	80.26	723
Prepay Penalty: 12 months	420	172,747,410.96	20.20%	7.506	360	78.48	721
Prepay Penalty: 24 months	289	123,606,529.28	14.45%	7.671	360	79.55	719
Prepay Penalty: 36 months	1,224	434,016,068.92	50.75%	7.827	360	79.24	719
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Silent Second	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Second	2,221	832,757,410.86	97.37%	7.693	360	79.47	720
Silent Second	39	22,454,453.94	2.63%	7.558	360	72.45	721
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Full Income/Full Asset	550	172,385,854.15	20.16%	7.595	360	82.45	719
Stated Income/Full Asset	1,710	682,826,010.65	79.84%	7.713	360	78.48	720
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	1,232	447,792,722.74	52.36%	7.593	360	75.21	721
Purchase	441	158,423,470.51	18.52%	7.838	360	87.29	729
Rate/Term Refinance	587	248,995,671.55	29.12%	7.769	360	81.51	712
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

28

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condo High-Rise	2	860,484.66	0.10%	7.045	360	61.83	773
Condo Low-Rise	124	42,247,171.60	4.94%	7.645	359	78.36	745
Condominium	130	43,182,629.00	5.05%	7.714	360	82.02	720
Cooperative	4	874,362.79	0.10%	6.927	360	78.21	689
PUD	460	181,301,408.01	21.20%	7.695	360	81.03	722
Single Family	1,440	551,173,121.04	64.45%	7.691	360	78.80	717
Two-Four Family	100	35,572,687.70	4.16%	7.703	360	76.05	724
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	437	118,440,547.55	13.85%	7.541	360	75.98	731
Primary	1,710	697,528,251.45	81.56%	7.714	360	79.81	718
Second Home	113	39,243,065.80	4.59%	7.709	360	79.90	727
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

29

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	7	927,843.37	0.11%	7.656	360	87.79	698
Alaska	1	268,500.00	0.03%	7.250	360	72.57	757
Arizona	112	35,204,509.15	4.12%	7.761	360	80.56	721
California	798	362,412,869.87	42.38%	7.713	360	79.28	715
Colorado	35	12,548,514.95	1.47%	7.669	360	79.97	742
Connecticut	21	14,692,351.90	1.72%	7.435	359	76.33	720
Delaware	7	1,836,050.00	0.21%	7.575	360	82.58	720
District of Columbia	10	3,425,785.15	0.40%	7.435	359	76.25	709
Florida	354	113,366,820.24	13.26%	7.751	360	78.74	725
Georgia	29	7,422,502.58	0.87%	7.609	360	81.32	722
Hawaii	30	21,557,662.60	2.52%	7.768	359	68.78	754
Idaho	7	1,466,050.00	0.17%	7.557	360	77.05	734
Illinois	42	13,226,623.38	1.55%	7.511	359	81.99	723
Indiana	6	1,570,832.34	0.18%	7.535	359	88.46	737
Kansas	1	125,600.00	0.01%	7.250	360	80.00	802
Louisiana	1	112,100.00	0.01%	8.375	360	95.00	687
Maryland	117	37,823,681.97	4.42%	7.361	360	76.38	722
Massachusetts	29	13,455,355.13	1.57%	7.457	359	79.11	719
Michigan	31	5,886,300.69	0.69%	7.986	360	83.80	714
Minnesota	30	9,606,865.58	1.12%	7.750	360	83.19	722
Mississippi	3	283,250.00	0.03%	7.994	359	83.83	754
Missouri	6	1,417,030.70	0.17%	8.078	360	90.13	725
Montana	3	854,895.63	0.10%	7.554	359	92.93	683
Nevada	69	21,089,569.76	2.47%	8.058	360	87.13	708
New Jersey	25	8,987,510.76	1.05%	7.614	360	78.61	706
New Mexico	6	1,391,959.77	0.16%	7.730	359	82.26	728
New York	63	35,333,856.94	4.13%	7.625	360	71.64	720
North Carolina	32	11,075,561.54	1.30%	7.461	359	77.07	708
Ohio	10	1,023,345.76	0.12%	7.846	359	81.41	708
Oklahoma	1	158,850.00	0.02%	8.855	360	90.00	714
Oregon	48	13,236,172.50	1.55%	7.694	360	80.30	728
Pennsylvania	20	5,684,469.17	0.66%	7.513	360	79.54	718
Rhode Island	2	381,900.00	0.04%	7.693	360	72.59	717
South Carolina	14	5,223,999.83	0.61%	7.258	360	84.30	732
South Dakota	1	213,930.00	0.03%	8.750	359	90.00	662
Tennessee	16	3,718,752.72	0.43%	7.295	359	81.24	713
Texas	11	1,689,895.65	0.20%	8.183	360	84.11	698
Utah	41	12,304,080.49	1.44%	7.938	360	83.32	722
Vermont	1	216,653.23	0.03%	7.975	359	82.76	791
Virginia	90	31,202,473.59	3.65%	7.779	360	83.63	713
Washington	122	40,878,465.03	4.78%	7.597	360	81.92	729
Wisconsin	4	1,200,872.83	0.14%	8.236	360	84.72	729
Wyoming	4	707,550.00	0.08%	7.651	360	82.34	706
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

30

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.500 - 2.999	1,184	475,151,987.61	58.62%	7.342	360	72.25	724
3.000 - 3.499	269	111,933,416.51	13.81%	7.812	360	84.81	739
3.500 - 3.999	461	158,893,202.41	19.60%	8.249	360	91.70	712
4.000 - 4.499	177	62,942,754.51	7.77%	8.746	360	91.40	679
4.500 - 4.999	2	1,078,250.00	0.13%	8.022	360	95.00	730
5.000 - 5.499	1	549,694.76	0.07%	8.375	359	84.31	670
Total	2,094	810,549,305.80	100.00%	7.695	360	79.33	720

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.500 - 2.999	1,180	474,486,774.61	58.54%	7.342	360	72.25	724
3.000 - 3.499	273	112,598,629.51	13.89%	7.808	360	84.75	739
3.500 - 3.999	461	158,893,202.41	19.60%	8.249	360	91.70	712
4.000 - 4.499	177	62,942,754.51	7.77%	8.746	360	91.40	679
4.500 - 4.999	2	1,078,250.00	0.13%	8.022	360	95.00	730
5.000 - 5.499	1	549,694.76	0.07%	8.375	359	84.31	670
Total	2,094	810,549,305.80	100.00%	7.695	360	79.33	720

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
12.500 -12.999	2,094	810,549,305.80	100.00%	7.695	360	79.33	720
Total	2,094	810,549,305.80	100.00%	7.695	360	79.33	720

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
04/01/10	1	92,095.76	0.01%	8.380	358	90.00	750
05/01/10	12	5,318,527.73	0.66%	7.747	359	80.27	717
06/01/10	23	9,403,200.00	1.16%	7.937	360	78.12	721
01/01/12	8	2,506,498.30	0.31%	7.706	355	77.71	730
03/01/12	12	5,450,640.18	0.67%	7.168	357	70.99	688
04/01/12	26	13,192,206.70	1.63%	7.380	358	74.45	700
05/01/12	553	225,486,774.48	27.82%	7.675	359	78.05	726
06/01/12	1,196	450,897,029.27	55.63%	7.717	360	80.59	719
08/01/12	1	100,000.00	0.01%	7.875	360	54.06	669
05/01/14	27	11,393,561.93	1.41%	7.579	359	76.20	736
06/01/14	113	42,914,329.00	5.29%	7.606	360	79.08	713
07/01/14	1	495,000.00	0.06%	8.250	360	90.00	651
05/01/17	36	15,239,943.45	1.88%	7.683	359	77.08	723
06/01/17	84	27,819,499.00	3.43%	7.844	360	76.32	720
07/01/17	1	240,000.00	0.03%	7.375	360	80.00	787
Total	2,094	810,549,305.80	100.00%	7.695	360	79.33	720

31

Months to Pymt Adj	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
35	1	92,095.76	0.01%	8.380	358	90.00	750
36	12	5,318,527.73	0.66%	7.747	359	80.27	717
37	23	9,403,200.00	1.16%	7.937	360	78.12	721
56	8	2,506,498.30	0.31%	7.706	355	77.71	730
58	12	5,450,640.18	0.67%	7.168	357	70.99	688
59	26	13,192,206.70	1.63%	7.380	358	74.45	700
60	553	225,486,774.48	27.82%	7.675	359	78.05	726
61	1,197	450,997,029.27	55.64%	7.717	360	80.58	719
84	27	11,393,561.93	1.41%	7.579	359	76.20	736
85	114	43,409,329.00	5.36%	7.614	360	79.20	713
120	36	15,239,943.45	1.88%	7.683	359	77.08	723
121	85	28,059,499.00	3.46%	7.840	360	76.35	720
Total	2,094	810,549,305.80	100.00%	7.695	360	79.33	720

32

Group 1 Statistical Mortgage Loans
As of the Cut-Off Date (does not include pre-funding)
		Minimum	Maximum
Scheduled Principal Balance	$400,925,163	$26,250	$650,000
Average Scheduled Principal Balance	$258,996
Number of Mortgage Loans	1,548

Weighted Average Gross Coupon	7.763%	6.125%	9.875%
Weighted Average FICO Score	717	621	827
Weighted Average Original LTV	80.17%	19.00%	100.00%
Weighted Average Effective Original LTV	70.13%	19.00%	90.00%
Weighted Average CLTV including Silent Seconds	80.32%	19.00%	100.00%
Weighted Average Effective CLTV including Silent Seconds	70.28%	19.00%	90.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	360 months	355 months	360 months
Weighted Average Seasoning	0 months	0 months	5 months

Weighted Average Gross Margin (1)	3.167%	2.750%	4.850%
Weighted Average Minimum Interest Rate (1)	3.168%	2.750%	4.850%
Weighted Average Maximum Interest Rate (1)	12.950%	12.950%	12.950%
Weighted Average Initial Rate Cap (1)	0.000%	0.000%	0.000%
Weighted Average Subsequent Rate Cap (1)	0.000%	0.000%	0.000%
Weighted Average Months to Roll (1)	64 months	34 months	120 months

Maturity Date		Jan 1 2037	Aug 1 2037
Maximum Zip Code Concentration	0.60%	92114

ARM	91.76%	Investor	21.30%
Fixed Rate	8.24%	Primary	73.43%
		Second Home	5.27%
Fixed Rate Negam	8.24%
Negam 10/1 Mo Libor	0.81%	Top 5 States:
Negam 10/1 Mo MTA	4.62%	California	31.91%
Negam 3/1 Mo Libor 3-10 Yr IO	0.42%	Florida	16.23%
Negam 3/1 Mo MTA 3-10 Yr IO	1.12%	Washington	6.38%
Negam 5/1 Mo Libor 5-10 Yr IO	9.97%	Maryland	6.13%
Negam 5/1 Mo MTA 5-10 Yr IO	68.63%	Arizona	5.23%
Negam 7/1 Mo Libor 7-10 Yr IO	1.33%
Negam 7/1 Mo MTA 7-10 Yr IO	4.86%
		Top 5 Cities:
Interest Only	100.00%	Las Vegas	2.40%
		Miami	1.30%
Prepay Penalty: N/A	14.51%	Sacramento	1.24%
Prepay Penalty: 12 months	17.02%	Oakland	1.21%
Prepay Penalty: 24 months	11.12%	San Diego	1.12%
Prepay Penalty: 36 months	57.36%

First Lien	100.00%	Top 5 Zip Codes:
		92114	0.60%
Full Income/Full Asset	25.81%	95206	0.39%
Stated Income/Full Asset	74.19%	92345	0.39%
		94804	0.39%
Condo High-Rise	0.08%	96768	0.38%
Condo Low-Rise	5.60%
Condominium	6.18%	Cash Out Refinance	58.15%
Cooperative	0.22%	Purchase	17.22%
PUD	19.31%	Rate/Term Refinance	24.62%
Single Family	61.37%
Two-Four Family	7.24%
(1) For adjustable rate loans only

33

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	5	188,403.86	0.05%	7.811	359	80.29	707
50,000.01 - 100,000.00	58	4,518,100.90	1.13%	7.671	360	73.23	723
100,000.01 - 150,000.00	146	18,964,682.19	4.73%	7.728	360	77.09	722
150,000.01 - 200,000.00	281	49,161,419.18	12.26%	7.711	360	78.32	722
200,000.01 - 250,000.00	271	60,765,221.35	15.16%	7.774	360	80.77	719
250,000.01 - 300,000.00	241	66,427,969.48	16.57%	7.722	360	79.68	712
300,000.01 - 350,000.00	228	73,526,633.00	18.34%	7.858	360	82.68	721
350,000.01 - 400,000.00	206	77,275,061.61	19.27%	7.784	360	80.61	713
400,000.01 - 450,000.00	75	31,006,116.31	7.73%	7.747	360	82.07	708
450,000.01 - 500,000.00	17	8,080,891.20	2.02%	7.813	360	78.61	725
500,000.01 - 550,000.00	12	6,180,441.97	1.54%	7.588	360	73.16	732
550,000.01 - 600,000.00	4	2,339,721.32	0.58%	7.001	360	67.98	716
600,000.01 - 650,000.00	4	2,490,500.49	0.62%	7.759	360	74.68	702
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
6.000 - 6.499	1	410,726.38	0.10%	6.125	359	46.86	806
6.500 - 6.999	151	40,169,884.65	10.02%	6.788	360	72.86	722
7.000 - 7.499	378	92,907,322.25	23.17%	7.227	360	74.29	726
7.500 - 7.999	521	136,038,971.63	33.93%	7.709	360	78.45	720
8.000 - 8.499	270	69,736,758.72	17.39%	8.198	360	86.03	712
8.500 - 8.999	168	46,371,582.11	11.57%	8.718	360	91.31	704
9.000 - 9.499	47	12,477,458.63	3.11%	9.149	360	91.21	679
9.500 - 9.999	12	2,812,458.49	0.70%	9.579	360	89.50	671
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
620-649	106	26,636,840.28	6.64%	7.888	360	81.19	639
650-674	204	54,423,659.20	13.57%	7.916	360	78.70	664
675-699	279	74,567,971.06	18.60%	7.891	360	80.98	687
700-724	271	74,280,392.05	18.53%	7.804	360	81.42	711
725-749	249	61,630,531.03	15.37%	7.698	360	82.34	738
750-774	240	59,842,702.33	14.93%	7.607	360	79.04	762
775-799	148	37,956,451.08	9.47%	7.604	360	78.30	785
800-824	50	11,415,134.75	2.85%	7.339	360	72.55	808
825-849	1	171,481.08	0.04%	7.375	359	45.00	827
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

34

Negam Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110.000	36	11,732,084.59	2.93%	7.477	360	73.65	704
115.000	200	55,872,397.27	13.94%	8.269	360	95.78	723
120.000	1,312	333,320,681.00	83.14%	7.688	360	77.79	716
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Effective Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	67	14,975,500.26	3.74%	7.335	360	40.54	740
50.00- 54.99	31	8,027,928.98	2.00%	7.344	360	53.27	717
55.00- 59.99	31	7,723,282.72	1.93%	7.329	360	58.88	730
60.00- 64.99	84	22,019,481.54	5.49%	7.796	360	74.03	717
65.00- 69.99	595	158,686,321.73	39.58%	8.206	360	89.64	713
70.00- 74.99	164	44,643,408.84	11.14%	7.623	360	76.73	718
75.00- 79.99	272	68,027,835.26	16.97%	7.439	360	76.82	717
80.00	302	76,220,195.37	19.01%	7.374	360	80.00	717
80.01- 84.99	1	398,187.05	0.10%	7.875	359	83.58	723
90.00- 94.99	1	203,021.11	0.05%	7.375	359	90.00	815
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	67	14,975,500.26	3.74%	7.335	360	40.54	740
50.00- 54.99	31	8,027,928.98	2.00%	7.344	360	53.27	717
55.00- 59.99	30	7,451,782.72	1.86%	7.295	360	57.99	731
60.00- 64.99	48	12,875,816.63	3.21%	7.424	360	62.82	711
65.00- 69.99	58	14,458,167.63	3.61%	7.369	360	67.34	711
70.00- 74.99	108	29,530,187.22	7.37%	7.401	360	72.64	722
75.00- 79.99	267	67,056,735.26	16.73%	7.428	360	76.67	718
80.00	302	76,220,195.37	19.01%	7.374	360	80.00	717
80.01- 84.99	37	10,075,342.64	2.51%	8.096	360	83.50	711
85.00- 89.99	146	39,673,290.33	9.90%	8.270	360	88.08	706
90.00- 94.99	299	78,328,782.24	19.54%	8.297	360	90.64	711
95.00- 99.99	113	30,875,681.79	7.70%	8.265	360	95.14	717
100.00	42	11,375,751.79	2.84%	8.222	360	100.00	749
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

35

CLTV with Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	67	14,975,500.26	3.74%	7.335	360	40.54	740
50.00- 54.99	31	8,027,928.98	2.00%	7.344	360	53.27	717
55.00- 59.99	30	7,451,782.72	1.86%	7.295	360	57.99	731
60.00- 64.99	46	12,155,906.38	3.03%	7.436	360	62.78	709
65.00- 69.99	58	14,458,167.63	3.61%	7.369	360	67.34	711
70.00- 74.99	105	28,542,516.69	7.12%	7.394	360	72.64	722
75.00- 79.99	264	65,985,975.36	16.46%	7.413	360	76.47	718
80.00	297	74,619,632.31	18.61%	7.365	360	80.00	718
80.01- 84.99	38	10,432,344.18	2.60%	8.071	360	83.24	712
85.00- 89.99	155	42,707,192.53	10.65%	8.235	360	87.35	705
90.00- 94.99	302	79,316,782.24	19.78%	8.294	360	90.49	711
95.00- 99.99	113	30,875,681.79	7.70%	8.265	360	95.14	717
100.00	42	11,375,751.79	2.84%	8.222	360	100.00	749
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Effective CLTV including Silent Seconds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	67	14,975,500.26	3.74%	7.335	360	40.54	740
50.00- 54.99	31	8,027,928.98	2.00%	7.344	360	53.27	717
55.00- 59.99	31	7,723,282.72	1.93%	7.329	360	58.88	730
60.00- 64.99	82	21,299,571.29	5.31%	7.815	360	74.38	716
65.00- 69.99	595	158,686,321.73	39.58%	8.206	360	89.64	713
70.00- 74.99	161	43,655,738.31	10.89%	7.623	360	76.82	718
75.00- 79.99	269	66,957,075.36	16.70%	7.425	360	76.63	718
80.00	297	74,619,632.31	18.61%	7.365	360	80.00	718
80.01- 84.99	2	755,188.59	0.19%	7.639	359	79.87	733
85.00- 89.99	9	3,033,902.20	0.76%	7.766	359	77.80	687
90.00- 94.99	4	1,191,021.11	0.30%	7.907	360	80.67	732
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	1,548	400,925,162.86	100.00%	7.763	360	80.17	717
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

36

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	464	116,073,113.73	28.95%	7.682	359	78.79	723
20.01 -25.00	276	74,954,514.58	18.70%	7.698	360	78.64	722
25.01 -30.00	226	60,363,180.40	15.06%	7.785	360	79.64	716
30.01 -35.00	171	43,297,121.62	10.80%	7.882	360	81.81	718
35.01 -40.00	179	48,449,271.94	12.08%	7.844	360	80.93	704
40.01 -45.00	156	39,384,441.64	9.82%	7.880	360	83.72	705
45.01 -50.00	50	12,339,492.83	3.08%	7.863	360	85.21	713
50.01 -55.00	12	2,902,997.00	0.72%	7.408	360	80.81	735
55.01 -60.00	1	294,500.00	0.07%	8.000	360	95.00	671
None	13	2,866,529.12	0.71%	7.376	360	77.44	722
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	1,402	367,895,389.86	91.76%	7.767	360	80.23	718
Fixed Rate	146	33,029,773.00	8.24%	7.715	360	79.55	708
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Fixed Rate Negam	146	33,029,773.00	8.24%	7.715	360	79.55	708
Negam 10/1 Mo Libor	13	3,246,661.57	0.81%	8.052	360	83.28	700
Negam 10/1 Mo MTA	74	18,538,128.01	4.62%	7.893	360	77.99	715
Negam 3/1 Mo Libor 3-10 Yr IO	7	1,693,623.25	0.42%	8.342	360	86.16	721
Negam 3/1 Mo MTA 3-10 Yr IO	18	4,480,417.69	1.12%	7.898	360	83.75	718
Negam 5/1 Mo Libor 5-10 Yr IO	162	39,978,312.03	9.97%	7.915	360	85.98	720
Negam 5/1 Mo MTA 5-10 Yr IO	1,033	275,169,223.75	68.63%	7.731	360	79.53	718
Negam 7/1 Mo Libor 7-10 Yr IO	21	5,316,551.56	1.33%	7.910	360	85.02	710
Negam 7/1 Mo MTA 7-10 Yr IO	74	19,472,472.00	4.86%	7.687	360	77.31	713
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Prepayment Penalty Original Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	234	58,160,468.26	14.51%	7.619	360	81.41	719
Prepay Penalty: 12 months	265	68,225,260.31	17.02%	7.571	360	80.39	716
Prepay Penalty: 24 months	171	44,566,860.50	11.12%	7.771	360	81.21	719
Prepay Penalty: 36 months	878	229,972,573.79	57.36%	7.855	360	79.60	716
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

37

Silent Second	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Second	1,532	395,480,342.34	98.64%	7.764	360	80.24	717
Silent Second	16	5,444,820.52	1.36%	7.696	359	75.67	707
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Full Income/Full Asset	435	103,463,013.06	25.81%	7.698	360	83.70	722
Stated Income/Full Asset	1,113	297,462,149.80	74.19%	7.786	360	78.95	715
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	900	233,157,580.83	58.15%	7.680	360	76.88	717
Purchase	285	69,044,003.84	17.22%	7.884	360	88.42	731
Rate/Term Refinance	363	98,723,578.19	24.62%	7.873	360	82.19	707
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condo High-Rise	1	338,484.66	0.08%	7.500	359	72.89	741
Condo Low-Rise	92	22,439,321.41	5.60%	7.694	359	80.13	738
Condominium	100	24,775,460.00	6.18%	7.827	360	82.50	718
Cooperative	4	874,362.79	0.22%	6.927	360	78.21	689
PUD	296	77,426,723.49	19.31%	7.801	360	83.02	724
Single Family	965	246,058,621.46	61.37%	7.757	360	79.57	712
Two-Four Family	90	29,012,189.05	7.24%	7.739	360	75.88	724
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	385	85,414,509.12	21.30%	7.541	360	76.57	729
Primary	1,075	294,381,467.48	73.43%	7.812	360	80.92	712
Second Home	88	21,129,186.26	5.27%	7.971	360	84.34	731
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

38

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	6	803,393.37	0.20%	7.699	360	86.67	688
Alaska	1	268,500.00	0.07%	7.250	360	72.57	757
Arizona	90	20,961,719.46	5.23%	7.876	360	82.58	715
California	404	127,928,110.90	31.91%	7.766	360	77.67	713
Colorado	29	6,650,944.23	1.66%	7.829	360	86.43	735
Connecticut	11	2,652,852.87	0.66%	7.619	360	75.76	730
Delaware	7	1,836,050.00	0.46%	7.575	360	82.58	720
District of Columbia	7	1,780,461.99	0.44%	7.438	359	72.27	700
Florida	281	65,074,937.42	16.23%	7.792	360	79.58	719
Georgia	26	4,495,858.58	1.12%	7.987	360	84.08	718
Hawaii	25	10,492,156.06	2.62%	7.580	360	76.20	726
Idaho	6	991,050.00	0.25%	7.525	360	87.56	730
Illinois	33	7,842,501.32	1.96%	7.772	360	84.31	718
Indiana	5	1,011,966.48	0.25%	7.900	359	93.29	744
Kansas	1	125,600.00	0.03%	7.250	360	80.00	802
Louisiana	1	112,100.00	0.03%	8.375	360	95.00	687
Maryland	95	24,562,916.17	6.13%	7.442	360	78.43	716
Massachusetts	17	5,182,339.45	1.29%	7.648	359	81.79	716
Michigan	30	5,357,300.69	1.34%	7.947	360	83.07	717
Minnesota	22	5,376,651.50	1.34%	7.937	360	82.94	716
Mississippi	3	283,250.00	0.07%	7.994	359	83.83	754
Missouri	6	1,417,030.70	0.35%	8.078	360	90.13	725
Montana	2	388,800.00	0.10%	7.319	360	84.44	651
Nevada	56	14,873,504.39	3.71%	8.093	360	87.36	709
New Jersey	21	5,513,572.11	1.38%	7.823	360	80.59	693
New Mexico	6	1,391,959.77	0.35%	7.730	359	82.26	728
New York	36	11,732,084.59	2.93%	7.477	360	73.65	704
North Carolina	25	4,442,601.15	1.11%	7.586	360	82.12	711
Ohio	10	1,023,345.76	0.26%	7.846	359	81.41	708
Oklahoma	1	158,850.00	0.04%	8.855	360	90.00	714
Oregon	38	9,106,516.00	2.27%	7.691	360	78.46	728
Pennsylvania	12	1,420,938.17	0.35%	7.534	360	77.14	733
Rhode Island	2	381,900.00	0.10%	7.693	360	72.59	717
South Carolina	9	2,111,012.95	0.53%	7.688	360	87.76	735
South Dakota	1	213,930.00	0.05%	8.750	359	90.00	662
Tennessee	14	2,696,717.72	0.67%	7.432	359	81.74	719
Texas	11	1,689,895.65	0.42%	8.183	360	84.11	698
Utah	32	6,908,500.29	1.72%	7.903	360	85.23	722
Vermont	1	216,653.23	0.05%	7.975	359	82.76	791
Virginia	60	14,522,192.80	3.62%	7.930	360	85.42	715
Washington	98	25,594,974.26	6.38%	7.737	360	82.93	736
Wisconsin	3	621,972.83	0.16%	8.805	359	89.10	687
Wyoming	4	707,550.00	0.18%	7.651	360	82.34	706
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

39

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.500 - 2.999	806	205,676,378.49	55.91%	7.380	360	72.18	721
3.000 - 3.499	165	44,147,764.53	12.00%	7.893	360	87.15	740
3.500 - 3.999	316	85,388,363.28	23.21%	8.261	360	91.85	713
4.000 - 4.499	114	32,450,133.56	8.82%	8.747	360	91.20	676
4.500 - 4.999	1	232,750.00	0.06%	8.100	360	95.00	732
Total	1,402	367,895,389.86	100.00%	7.767	360	80.23	718

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.500 - 2.999	802	205,011,165.49	55.73%	7.381	360	72.17	721
3.000 - 3.499	169	44,812,977.53	12.18%	7.882	360	86.97	739
3.500 - 3.999	316	85,388,363.28	23.21%	8.261	360	91.85	713
4.000 - 4.499	114	32,450,133.56	8.82%	8.747	360	91.20	676
4.500 - 4.999	1	232,750.00	0.06%	8.100	360	95.00	732
Total	1,402	367,895,389.86	100.00%	7.767	360	80.23	718

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
12.500 -12.999	1,402	367,895,389.86	100.00%	7.767	360	80.23	718
Total	1,402	367,895,389.86	100.00%	7.767	360	80.23	718
Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
04/01/10	1	92,095.76	0.03%	8.380	358	90.00	750
05/01/10	8	2,116,245.18	0.58%	7.979	359	82.66	723
06/01/10	16	3,965,700.00	1.08%	8.034	360	85.21	716
01/01/12	7	2,014,835.49	0.55%	7.695	355	77.15	735
03/01/12	7	1,558,987.18	0.42%	7.674	357	79.80	681
04/01/12	11	2,832,205.98	0.77%	7.605	358	80.96	694
05/01/12	359	100,443,529.83	27.30%	7.726	359	79.15	723
06/01/12	810	208,197,977.30	56.59%	7.771	360	80.97	716
08/01/12	1	100,000.00	0.03%	7.875	360	54.06	669
05/01/14	21	5,677,123.56	1.54%	7.617	359	79.68	728
06/01/14	74	19,111,900.00	5.19%	7.770	360	78.76	708
05/01/17	18	4,618,840.58	1.26%	7.856	359	72.18	713
06/01/17	68	16,925,949.00	4.60%	7.941	360	80.57	712
07/01/17	1	240,000.00	0.07%	7.375	360	80.00	787
Total	1,402	367,895,389.86	100.00%	7.767	360	80.23	718

40

Months to Pymt Adj	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
35	1	92,095.76	0.03%	8.380	358	90.00	750
36	8	2,116,245.18	0.58%	7.979	359	82.66	723
37	16	3,965,700.00	1.08%	8.034	360	85.21	716
56	7	2,014,835.49	0.55%	7.695	355	77.15	735
58	7	1,558,987.18	0.42%	7.674	357	79.80	681
59	11	2,832,205.98	0.77%	7.605	358	80.96	694
60	359	100,443,529.83	27.30%	7.726	359	79.15	723
61	811	208,297,977.30	56.62%	7.771	360	80.95	716
84	21	5,677,123.56	1.54%	7.617	359	79.68	728
85	74	19,111,900.00	5.19%	7.770	360	78.76	708
120	18	4,618,840.58	1.26%	7.856	359	72.18	713
121	69	17,165,949.00	4.67%	7.933	360	80.56	713
Total	1,402	367,895,389.86	100.00%	7.767	360	80.23	718

41

Group 2 Statistical Mortgage Loans
As of the Cut-Off Date (does not include pre-funding)
		Minimum	Maximum
Scheduled Principal Balance	$454,286,702	$124,450	$8,027,507
Average Scheduled Principal Balance	$638,043
Number of Mortgage Loans	712

Weighted Average Gross Coupon	7.625%	6.500%	9.500%
Weighted Average FICO Score	723	621	814
Weighted Average Original LTV	78.50%	34.97%	100.00%
Weighted Average Effective Original LTV	71.26%	34.97%	89.99%
Weighted Average CLTV including Silent Seconds	78.87%	34.97%	100.00%
Weighted Average Effective CLTV including Silent Seconds	71.63%	34.97%	90.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	360 months	355 months	360 months
Weighted Average Seasoning	0 months	0 months	5 months

Weighted Average Gross Margin (1)	3.083%	2.750%	5.250%
Weighted Average Minimum Interest Rate (1)	3.083%	2.750%	5.250%
Weighted Average Maximum Interest Rate (1)	12.950%	12.950%	12.950%
Weighted Average Initial Rate Cap (1)	0.000%	0.000%	0.000%
Weighted Average Subsequent Rate Cap (1)	0.000%	0.000%	0.000%
Weighted Average Months to Roll (1)	64 months	35 months	120 months

Maturity Date		Jan 1 2037	Jul 1 2037
Maximum Zip Code Concentration	1.77%	96719

ARM	97.44%	Investor	7.27%
Fixed Rate	2.56%	Primary	88.74%
		Second Home	3.99%
Fixed Rate Negam	2.56%
Negam 10/1 Mo Libor	0.77%	Top 5 States:
Negam 10/1 Mo MTA	3.97%	California	51.62%
Negam 3/1 Mo Libor 3-10 Yr IO	0.36%	Florida	10.63%
Negam 3/1 Mo MTA 3-10 Yr IO	1.54%	New York	5.20%
Negam 5/1 Mo Libor 5-10 Yr IO	7.65%	Virginia	3.67%
Negam 5/1 Mo MTA 5-10 Yr IO	76.55%	Washington	3.36%
Negam 7/1 Mo Libor 7-10 Yr IO	1.31%
Negam 7/1 Mo MTA 7-10 Yr IO	5.29%
		Top 5 Cities:
Interest Only	100.00%	San Jose	2.86%
		Hawi	1.77%
Prepay Penalty: N/A	14.68%	San Francisco	1.69%
Prepay Penalty: 12 months	23.01%	Los Angeles	1.57%
Prepay Penalty: 24 months	17.40%	San Diego	1.50%
Prepay Penalty: 36 months	44.92%

First Lien	100.00%	Top 5 Zip Codes:
		96719	1.77%
Full Income/Full Asset	15.17%	94534	1.32%
Stated Income/Full Asset	84.83%	28173	1.02%
		93940	0.94%
Condo High-Rise	0.11%	95127	0.82%
Condo Low-Rise	4.36%
Condominium	4.05%	Cash Out Refinance	47.25%
PUD	22.87%	Purchase	19.67%
Single Family	67.16%	Rate/Term Refinance	33.08%
Two-Four Family	1.44%
(1) For adjustable rate loans only

42

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
100,000.01 - 150,000.00	2	266,011.00	0.06%	7.974	360	92.34	717
150,000.01 - 200,000.00	2	372,100.00	0.08%	8.300	360	95.00	749
200,000.01 - 250,000.00	5	1,089,673.36	0.24%	8.247	360	92.42	722
250,000.01 - 300,000.00	5	1,350,369.00	0.30%	7.883	359	87.15	717
300,000.01 - 350,000.00	9	2,929,588.07	0.64%	8.036	360	89.39	715
350,000.01 - 400,000.00	3	1,085,018.00	0.24%	7.956	360	93.32	718
400,000.01 - 450,000.00	117	50,628,817.45	11.14%	7.795	360	82.36	721
450,000.01 - 500,000.00	141	67,725,992.89	14.91%	7.893	360	83.08	711
500,000.01 - 550,000.00	116	60,934,087.81	13.41%	7.679	360	81.95	719
550,000.01 - 600,000.00	81	46,338,556.75	10.20%	7.595	360	81.72	725
600,000.01 - 650,000.00	68	42,454,965.38	9.35%	7.892	360	83.66	707
650,000.01 - 700,000.00	22	14,989,278.71	3.30%	7.124	360	75.11	741
700,000.01 - 750,000.00	31	22,490,606.60	4.95%	7.271	360	79.10	735
750,000.01 - 800,000.00	18	14,056,700.08	3.09%	7.430	360	76.69	738
800,000.01 - 850,000.00	11	9,079,002.10	2.00%	7.175	360	77.47	720
850,000.01 - 900,000.00	15	13,212,989.15	2.91%	7.278	359	72.47	726
900,000.01 - 950,000.00	10	9,224,787.55	2.03%	7.235	359	71.37	722
950,000.01 - 1,000,000.00	4	3,947,212.25	0.87%	7.189	360	68.20	716
1,000,000.01+	52	92,110,945.79	20.28%	7.508	360	68.60	732
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
6.500 - 6.999	112	77,437,106.37	17.05%	6.764	359	72.54	730
7.000 - 7.499	173	113,710,895.87	25.03%	7.208	360	76.05	728
7.500 - 7.999	205	131,253,082.62	28.89%	7.680	360	78.57	722
8.000 - 8.499	110	77,092,936.57	16.97%	8.161	360	78.78	728
8.500 - 8.999	82	39,546,193.50	8.71%	8.672	360	91.37	700
9.000 - 9.499	28	14,299,589.05	3.15%	9.178	360	91.68	676
9.500 - 9.999	2	946,897.96	0.21%	9.500	359	90.00	671
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
620-649	38	19,541,031.44	4.30%	7.979	360	78.13	638
650-674	74	43,302,327.96	9.53%	7.761	360	78.49	665
675-699	131	79,013,011.72	17.39%	7.882	360	81.55	688
700-724	152	103,075,149.43	22.69%	7.638	360	80.12	711
725-749	116	75,561,532.37	16.63%	7.449	360	77.11	736
750-774	115	72,534,961.43	15.97%	7.418	360	79.23	763
775-799	67	50,618,612.22	11.14%	7.541	360	72.41	787
800-824	18	10,191,200.37	2.24%	7.432	360	73.73	805
None	1	448,875.00	0.10%	7.625	360	95.00	N/A
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

43

Negam Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110.000	27	23,601,772.35	5.20%	7.699	360	70.64	728
115.000	110	53,178,768.77	11.71%	8.315	360	95.09	724
120.000	575	377,506,160.82	83.10%	7.523	360	76.65	722
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Effective Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	11	10,289,425.41	2.26%	7.405	359	39.72	736
50.00- 54.99	14	18,670,132.97	4.11%	7.527	359	53.14	767
55.00- 59.99	9	6,553,758.62	1.44%	7.354	359	58.62	728
60.00- 64.99	28	18,316,200.62	4.03%	7.374	360	73.03	718
65.00- 69.99	264	138,859,397.59	30.57%	8.131	360	88.00	716
70.00- 74.99	101	72,330,612.97	15.92%	7.495	360	74.86	722
75.00- 79.99	117	86,028,024.27	18.94%	7.492	360	77.04	721
80.00	165	101,579,848.45	22.36%	7.226	360	80.00	726
80.01- 84.99	2	1,055,365.35	0.23%	8.524	360	90.40	699
85.00- 89.99	1	603,935.69	0.13%	8.500	359	89.99	674
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	11	10,289,425.41	2.26%	7.405	359	39.72	736
50.00- 54.99	14	18,670,132.97	4.11%	7.527	359	53.14	767
55.00- 59.99	9	6,553,758.62	1.44%	7.354	359	58.62	728
60.00- 64.99	14	11,216,399.05	2.47%	6.850	360	63.51	725
65.00- 69.99	30	22,148,898.47	4.88%	7.451	360	66.94	712
70.00- 74.99	70	55,769,926.12	12.28%	7.362	360	72.12	722
75.00- 79.99	116	85,542,024.27	18.83%	7.482	360	76.98	721
80.00	165	101,579,848.45	22.36%	7.226	360	80.00	726
80.01- 84.99	29	15,274,478.87	3.36%	7.943	359	83.74	717
85.00- 89.99	72	38,685,677.15	8.52%	8.246	360	88.58	710
90.00- 94.99	95	47,103,614.67	10.37%	8.183	360	90.94	712
95.00- 99.99	78	37,665,098.78	8.29%	8.414	360	95.00	724
100.00	9	3,787,419.11	0.83%	7.876	360	100.00	733
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

44

CLTV with Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	11	10,289,425.41	2.26%	7.405	359	39.72	736
50.00- 54.99	12	17,555,132.97	3.86%	7.565	359	53.14	769
55.00- 59.99	9	6,483,758.62	1.43%	7.300	359	58.07	728
60.00- 64.99	14	11,216,399.05	2.47%	6.850	360	63.51	725
65.00- 69.99	30	22,282,898.47	4.91%	7.417	360	66.61	713
70.00- 74.99	69	54,569,926.12	12.01%	7.351	360	72.08	721
75.00- 79.99	114	83,542,024.27	18.39%	7.471	360	76.94	722
80.00	151	93,142,050.00	20.50%	7.215	360	79.92	726
80.01- 84.99	32	18,107,853.39	3.99%	7.862	360	83.07	716
85.00- 89.99	84	46,067,106.37	10.14%	8.118	360	87.00	712
90.00- 94.99	99	49,577,609.38	10.91%	8.169	360	90.18	713
95.00- 99.99	78	37,665,098.78	8.29%	8.414	360	95.00	724
100.00	9	3,787,419.11	0.83%	7.876	360	100.00	733
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Effective CLTV including Silent Seconds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	11	10,289,425.41	2.26%	7.405	359	39.72	736
50.00- 54.99	12	17,555,132.97	3.86%	7.565	359	53.14	769
55.00- 59.99	9	6,483,758.62	1.43%	7.300	359	58.07	728
60.00- 64.99	28	18,316,200.62	4.03%	7.374	360	73.03	718
65.00- 69.99	264	138,993,397.59	30.60%	8.125	360	87.92	716
70.00- 74.99	100	71,130,612.97	15.66%	7.489	360	74.88	721
75.00- 79.99	115	84,028,024.27	18.50%	7.482	360	77.00	721
80.00	151	93,142,050.00	20.50%	7.215	360	79.92	726
80.01- 84.99	5	3,888,739.87	0.86%	7.727	360	82.42	709
85.00- 89.99	12	7,381,429.22	1.62%	7.446	360	78.77	723
90.00- 94.99	5	3,077,930.40	0.68%	8.027	360	78.52	717
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	712	454,286,701.94	100.00%	7.625	360	78.50	723
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

45

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	209	149,213,319.97	32.85%	7.545	359	75.38	730
20.01 -25.00	155	94,300,604.50	20.76%	7.587	359	79.03	723
25.01 -30.00	103	59,218,306.45	13.04%	7.690	360	80.73	723
30.01 -35.00	96	61,094,963.44	13.45%	7.623	360	77.44	716
35.01 -40.00	69	44,552,128.88	9.81%	7.788	360	81.06	714
40.01 -45.00	54	30,318,958.70	6.67%	7.746	360	84.52	714
45.01 -50.00	22	11,067,720.00	2.44%	7.844	360	83.99	705
50.01 -55.00	4	4,520,700.00	1.00%	7.266	360	76.30	702
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	692	442,653,915.94	97.44%	7.636	360	78.57	723
Fixed Rate	20	11,632,786.00	2.56%	7.219	360	75.57	721
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Fixed Rate Negam	20	11,632,786.00	2.56%	7.219	360	75.57	721
Negam 10/1 Mo Libor	5	3,493,234.77	0.77%	7.510	359	80.27	730
Negam 10/1 Mo MTA	29	18,021,418.10	3.97%	7.679	360	73.26	730
Negam 3/1 Mo Libor 3-10 Yr IO	3	1,638,682.14	0.36%	8.054	360	79.36	693
Negam 3/1 Mo MTA 3-10 Yr IO	8	7,001,100.41	1.54%	7.698	360	74.08	727
Negam 5/1 Mo Libor 5-10 Yr IO	67	34,737,841.51	7.65%	7.966	360	87.30	716
Negam 5/1 Mo MTA 5-10 Yr IO	534	347,747,771.64	76.55%	7.610	360	78.07	723
Negam 7/1 Mo Libor 7-10 Yr IO	11	5,961,639.03	1.31%	7.350	360	82.82	698
Negam 7/1 Mo MTA 7-10 Yr IO	35	24,052,228.34	5.29%	7.537	360	77.13	727
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Prepayment Penalty Original Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	93	66,681,387.38	14.68%	7.362	360	79.27	726
Prepay Penalty: 12 months	155	104,522,150.65	23.01%	7.464	360	77.24	724
Prepay Penalty: 24 months	118	79,039,668.78	17.40%	7.615	360	78.62	719
Prepay Penalty: 36 months	346	204,043,495.13	44.92%	7.797	360	78.84	723
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

46

Silent Second	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Second	689	437,277,068.52	96.26%	7.629	360	78.77	722
Silent Second	23	17,009,633.42	3.74%	7.514	360	71.41	726
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Full Income/Full Asset	115	68,922,841.09	15.17%	7.441	360	80.58	713
Stated Income/Full Asset	597	385,363,860.85	84.83%	7.658	360	78.12	724
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	332	214,635,141.91	47.25%	7.497	360	73.40	725
Purchase	156	89,379,466.67	19.67%	7.803	360	86.41	727
Rate/Term Refinance	224	150,272,093.36	33.08%	7.701	360	81.06	716
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condo High-Rise	1	522,000.00	0.11%	6.750	360	54.66	793
Condo Low-Rise	32	19,807,850.19	4.36%	7.590	359	76.34	753
Condominium	30	18,407,169.00	4.05%	7.562	360	81.39	723
PUD	164	103,874,684.52	22.87%	7.616	360	79.54	721
Single Family	475	305,114,499.58	67.16%	7.637	360	78.18	721
Two-Four Family	10	6,560,498.65	1.44%	7.544	359	76.78	727
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	52	33,026,038.43	7.27%	7.541	360	74.43	736
Primary	635	403,146,783.97	88.74%	7.642	360	79.00	721
Second Home	25	18,113,879.54	3.99%	7.403	360	74.73	722
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

47

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	1	124,450.00	0.03%	7.375	360	95.00	765
Arizona	22	14,242,789.69	3.14%	7.592	360	77.59	729
California	394	234,484,758.97	51.62%	7.683	360	80.17	717
Colorado	6	5,897,570.72	1.30%	7.488	360	72.68	750
Connecticut	10	12,039,499.03	2.65%	7.394	359	76.45	717
District of Columbia	3	1,645,323.16	0.36%	7.432	359	80.55	719
Florida	73	48,291,882.82	10.63%	7.695	360	77.60	734
Georgia	3	2,926,644.00	0.64%	7.027	359	77.07	727
Hawaii	5	11,065,506.54	2.44%	7.946	359	61.75	780
Idaho	1	475,000.00	0.10%	7.625	360	55.11	741
Illinois	9	5,384,122.06	1.19%	7.131	359	78.62	731
Indiana	1	558,865.86	0.12%	6.875	358	79.71	724
Maryland	22	13,260,765.80	2.92%	7.212	360	72.58	734
Massachusetts	12	8,273,015.68	1.82%	7.338	359	77.43	720
Michigan	1	529,000.00	0.12%	8.375	360	91.21	680
Minnesota	8	4,230,214.08	0.93%	7.511	360	83.51	729
Montana	1	466,095.63	0.10%	7.750	359	100.00	710
Nevada	13	6,216,065.37	1.37%	7.974	360	86.58	706
New Jersey	4	3,473,938.65	0.76%	7.282	360	75.47	727
New York	27	23,601,772.35	5.20%	7.699	360	70.64	728
North Carolina	7	6,632,960.39	1.46%	7.378	359	73.70	706
Oregon	10	4,129,656.50	0.91%	7.702	360	84.37	730
Pennsylvania	8	4,263,531.00	0.94%	7.506	360	80.34	713
South Carolina	5	3,112,986.88	0.69%	6.966	359	81.96	730
Tennessee	2	1,022,035.00	0.22%	6.933	359	79.90	697
Utah	9	5,395,580.20	1.19%	7.983	360	80.86	723
Virginia	30	16,680,280.79	3.67%	7.647	360	82.07	712
Washington	24	15,283,490.77	3.36%	7.364	360	80.23	718
Wisconsin	1	578,900.00	0.13%	7.625	360	80.00	775
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.500 - 2.999	378	269,475,609.12	60.88%	7.313	360	72.31	727
3.000 - 3.499	104	67,785,651.98	15.31%	7.759	360	83.29	738
3.500 - 3.999	145	73,504,839.13	16.61%	8.234	360	91.54	710
4.000 - 4.499	63	30,492,620.95	6.89%	8.745	360	91.62	681
4.500 - 4.999	1	845,500.00	0.19%	8.000	360	95.00	729
5.000 - 5.499	1	549,694.76	0.12%	8.375	359	84.31	670
Total	692	442,653,915.94	100.00%	7.636	360	78.57	723

48

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.500 - 2.999	378	269,475,609.12	60.88%	7.313	360	72.31	727
3.000 - 3.499	104	67,785,651.98	15.31%	7.759	360	83.29	738
3.500 - 3.999	145	73,504,839.13	16.61%	8.234	360	91.54	710
4.000 - 4.499	63	30,492,620.95	6.89%	8.745	360	91.62	681
4.500 - 4.999	1	845,500.00	0.19%	8.000	360	95.00	729
5.000 - 5.499	1	549,694.76	0.12%	8.375	359	84.31	670
Total	692	442,653,915.94	100.00%	7.636	360	78.57	723

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
12.500 -12.999	692	442,653,915.94	100.00%	7.636	360	78.57	723
Total	692	442,653,915.94	100.00%	7.636	360	78.57	723

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
05/01/10	4	3,202,282.55	0.72%	7.595	359	78.70	713
06/01/10	7	5,437,500.00	1.23%	7.866	360	72.95	725
01/01/12	1	491,662.81	0.11%	7.750	355	80.00	710
03/01/12	5	3,891,653.00	0.88%	6.966	357	67.46	691
04/01/12	15	10,360,000.72	2.34%	7.319	358	72.67	702
05/01/12	194	125,043,244.65	28.25%	7.635	359	77.17	728
06/01/12	386	242,699,051.97	54.83%	7.671	360	80.26	721
05/01/14	6	5,716,438.37	1.29%	7.541	359	72.75	744
06/01/14	39	23,802,429.00	5.38%	7.475	360	79.34	717
07/01/14	1	495,000.00	0.11%	8.250	360	90.00	651
05/01/17	18	10,621,102.87	2.40%	7.609	359	79.21	727
06/01/17	16	10,893,550.00	2.46%	7.693	360	69.72	732
Total	692	442,653,915.94	100.00%	7.636	360	78.57	723

49

Months to Pymt Adj	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
36	4	3,202,282.55	0.72%	7.595	359	78.70	713
37	7	5,437,500.00	1.23%	7.866	360	72.95	725
56	1	491,662.81	0.11%	7.750	355	80.00	710
58	5	3,891,653.00	0.88%	6.966	357	67.46	691
59	15	10,360,000.72	2.34%	7.319	358	72.67	702
60	194	125,043,244.65	28.25%	7.635	359	77.17	728
61	386	242,699,051.97	54.83%	7.671	360	80.26	721
84	6	5,716,438.37	1.29%	7.541	359	72.75	744
85	40	24,297,429.00	5.49%	7.490	360	79.55	716
120	18	10,621,102.87	2.40%	7.609	359	79.21	727
121	16	10,893,550.00	2.46%	7.693	360	69.72	732
Total	692	442,653,915.94	100.00%	7.636	360	78.57	723

50

HarborView Mortgage Loan Pass-Through Certificates 2007-5

Preliminary Marketing Materials

The issuer has filed a registration statement (including a base prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest in this offering, you should read the base prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov<http://www.sec.gov/>. Alternatively, RBS Greenwich Capital will arrange to send you the base prospectus at no charge if you request it by calling 1-866-884-2071 or emailing offeringmaterials@rbsgc.com.

This free writing prospectus is being delivered to you solely to provide you with information about the offering and to solicit an offer to purchase the offered securities. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase such securities. Any such commitment shall be subject to the conditions specified below.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supersedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities. If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein. The underwriters' obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein. If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

For asset-backed and mortgage-backed securities: Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information. Any such information or assumptions are subject to change. The information in this free writing prospectus may reflect assumptions specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear below or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of these materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

  Structuring Assumptions

Prepayments of mortgage loans are commonly measured relative to a prepayment standard or model. The model used with respect to the mortgage loans assumes a constant prepayment rate or “CPR.” This is not a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans.

The tables were prepared on the basis of the assumptions in the following paragraph and the tables set forth below. There are certain differences between the loan characteristics included in those assumptions and the characteristics of the actual mortgage loans. Any such discrepancy may have an effect upon the percentages of original certificate principal balances outstanding and weighted average lives of the offered certificates set forth in the tables. In addition, since the actual mortgage loans in the trust will have characteristics that differ from those assumed in preparing the tables set forth below, the distributions of principal of the classes of offered certificates may be made earlier or later than indicated in the tables.

The percentages and weighted average lives in the tables were determined based on the assumptions listed below.

•	Each Loan Group of Mortgage Loans will have the characteristics set forth in the table below.

•	Distributions on the certificates are received, in cash, on the 19th day of each month, commencing in July 2007.

•	The mortgage loans prepay at the related constant percentages of CPR.

•	No defaults or delinquencies occur in the payment by borrowers of principal and interest on the mortgage loans and no net interest shortfalls are incurred.

•	No mortgage loan is purchased by the seller from the trust pursuant to any obligation or option under the pooling and servicing agreement (other than an optional termination as described below).

•
Scheduled monthly payments on the mortgage loans are received on the first day of each month commencing in July 2007 for the initial mortgage loans and August 2007 for the subsequent mortgage loans and are computed prior to giving effect to any prepayments, which are computed after giving effect to scheduled payments received on the following day, received in the prior month.

•
Prepayments representing payment in full of individual mortgage loans are received on the last day of each month commencing in June 2007 for the initial mortgage loans and July 2007 for the subsequent mortgage loans and include 30 days' interest.

•
The scheduled monthly payment for each mortgage loan is calculated based on its principal balance, loan rate and remaining term to maturity such that the mortgage loan will amortize in amounts sufficient to repay the remaining principal balance of the mortgage loan by its remaining term to maturity.

•	Interest accrues on each certificate at the related pass-through rate described under “Description of the Certificates—Interest—Pass-Through Rates” in this prospectus supplement.

•	The initial certificate principal balance of each class of certificates is as set forth on the cover or as described in this prospectus supplement.

•	MTA and 1-Month LIBOR are 5.022% and 5.320%, respectively.

•	No optional termination of the trust will occur, except that this assumption does not apply to the calculation of weighted average lives to the optional termination.

•	The certificates are purchased on July 12, 2007.

•	None of the mortgage loans have initial periodic rate caps, subsequent periodic rate caps or payment caps.

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
2A-1
WAL	5.96	4.31	3.29	2.62	1.77
Mod Durn 30360	4.56	3.49	2.77	2.27	1.59
Principal Window Begin	1	1	1	1	1
Principal Window End	175	132	104	84	59

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
2A-1
WAL	6.34	4.63	3.56	2.84	1.93
Mod Durn 30360	4.70	3.64	2.92	2.40	1.70
Principal Window Begin	1	1	1	1	1
Principal Window End	317	265	217	180	129

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
2A-2
WAL	5.96	4.31	3.29	2.62	1.77
Mod Durn 30360	4.55	3.49	2.77	2.26	1.59
Principal Window Begin	1	1	1	1	1
Principal Window End	175	132	104	84	59

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
2A-2
WAL	6.34	4.63	3.56	2.84	1.93
Mod Durn 30360	4.69	3.64	2.91	2.40	1.69
Principal Window Begin	1	1	1	1	1
Principal Window End	317	265	217	180	129

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
2A-3
WAL	5.96	4.31	3.29	2.62	1.77
Mod Durn 30360	4.54	3.48	2.77	2.26	1.59
Principal Window Begin	1	1	1	1	1
Principal Window End	175	132	104	84	59

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
2A-3
WAL	6.34	4.63	3.56	2.84	1.93
Mod Durn 30360	4.68	3.63	2.91	2.39	1.69
Principal Window Begin	1	1	1	1	1
Principal Window End	317	265	217	180	129

Excess Spread

Period	FWD 1 Month LIBOR (%)	FWD 1 Year MTA (%)	Excess Spread Under STATIC LIBOR /MTA (%)(2,3,4,5)	Excess Spread Under FORWARD LIBOR / MTA (%) (1,2,3,5)	Period	FWD 1 Month LIBOR (%)	FWD 1 Year MTA (%)	Excess Spread Under STATIC LIBOR /MTA (%)(2,3,4,5)	Excess Spread Under FORWARD LIBOR / MTA (%) (1,2,3,5)
1	5.32	5.02	4.68	4.68	53	5.58	5.12	1.63	1.45
2	5.34	4.99	1.33	1.31	54	5.59	5.12	1.77	1.58
3	5.35	4.97	1.33	1.30	55	5.60	5.13	1.65	1.44
4	5.34	4.97	1.52	1.50	56	5.60	5.13	1.66	1.45
5	5.34	4.99	1.33	1.31	57	5.61	5.13	1.94	1.74
6	5.34	4.99	1.52	1.50	58	5.62	5.14	1.69	1.46
7	5.34	4.99	1.33	1.31	59	5.63	5.14	1.85	1.62
8	5.34	4.99	1.33	1.31	60	5.64	5.15	1.58	1.36
9	5.34	4.99	1.70	1.68	61	5.65	5.15	1.82	1.64
10	5.34	4.99	1.33	1.31	62	5.67	5.16	1.72	1.51
11	5.34	5.00	1.51	1.49	63	5.68	5.16	1.73	1.51
12	5.33	5.01	0.81	0.81	64	5.69	5.17	1.91	1.70
13	5.32	5.02	0.80	0.80	65	5.70	5.17	1.74	1.51
14	5.31	5.04	0.83	0.83	66	5.70	5.18	1.92	1.70
15	5.30	5.05	0.84	0.84	67	5.71	5.18	1.74	1.51
16	5.30	5.06	0.85	0.85	68	5.72	5.19	1.75	1.51
17	5.29	5.06	0.86	0.86	69	5.72	5.19	2.29	2.10
18	5.28	5.07	0.88	0.88	70	5.72	5.20	1.76	1.53
19	5.28	5.08	0.88	0.88	71	5.72	5.20	1.94	1.73
20	5.28	5.09	0.89	0.89	72	5.71	5.21	1.76	1.55
21	5.29	5.10	0.96	0.96	73	5.71	5.21	1.95	1.75
22	5.29	5.10	0.91	0.91	74	5.70	5.22	1.80	1.60
23	5.30	5.11	0.94	0.95	75	5.70	5.22	1.81	1.62
24	5.32	5.12	0.93	0.93	76	5.70	5.22	1.99	1.81
25	5.34	5.12	0.97	0.97	77	5.70	5.22	1.82	1.63
26	5.35	5.12	0.94	0.94	78	5.70	5.23	2.00	1.82
27	5.37	5.12	0.95	0.94	79	5.70	5.23	1.83	1.64
28	5.39	5.12	1.01	0.99	80	5.71	5.23	1.83	1.64
29	5.40	5.12	0.97	0.95	81	5.72	5.23	2.39	2.22
30	5.42	5.12	1.03	1.01	82	5.73	5.24	1.85	1.63
31	5.43	5.11	0.99	0.96	83	5.74	5.24	2.04	1.83
32	5.44	5.11	0.99	0.96	84	5.75	5.24	1.87	1.64
33	5.45	5.11	1.18	1.15	85	5.77	5.24	2.08	1.86
34	5.46	5.11	1.01	0.96	86	5.78	5.25	1.91	1.67
35	5.46	5.11	1.08	1.03	87	5.79	5.25	1.92	1.68
36	5.46	5.11	1.02	0.97	88	5.80	5.25	2.10	1.87
37	5.47	5.10	1.11	1.06	89	5.81	5.26	1.93	1.67
38	5.48	5.10	1.05	0.99	90	5.82	5.26	2.11	1.87
39	5.49	5.10	1.07	1.00	91	5.82	5.26	1.94	1.68
40	5.50	5.10	1.18	1.10	92	5.83	5.27	1.95	1.68
41	5.51	5.10	1.11	1.01	93	5.83	5.27	2.49	2.28
42	5.52	5.10	1.22	1.12	94	5.83	5.27	1.96	1.71
43	5.53	5.10	1.13	1.01	95	5.83	5.28	2.14	1.91
44	5.54	5.10	1.19	1.06	96	5.83	5.28	1.97	1.73
45	5.54	5.10	1.94	1.82	97	5.83	5.28	2.16	1.93
46	5.55	5.11	1.60	1.45	98	5.83	5.28	1.99	1.74
47	5.56	5.11	1.72	1.58	99	5.83	5.29	2.00	1.75
48	5.56	5.11	1.61	1.45	100	5.83	5.29	2.18	1.96
49	5.56	5.11	1.74	1.59	101	5.83	5.29	2.01	1.78
50	5.57	5.11	1.62	1.45	102	5.83	5.29	2.20	1.98
51	5.57	5.11	1.62	1.45	103	5.84	5.29	2.03	1.78
52	5.58	5.12	1.76	1.58	104	5.84	5.29	2.04	1.79

(1)	The excess spread cited herein is calculated assuming all indices adjust to the rates specified in each respective forward curve and the collateral adjusts on a one month lookback period.
(2)	The collateral is run at the pricing speed of 25% CPR
(3)	Calculated as (a) interest collections on the collateral (net of any fees), less total interest on the Certificates divided by (b) collateral balance as of the beginning period times 12.
(4)	Assumes 1 month LIBOR stays at 5.320%, MTA stays at 5.022%
(5)	Assumes proceeds from Yield Maintenance Agreement are included.

Available Funds Schedule - All Certificates

Period	Available Funds Cap	Period	Available Funds Cap	Period	Available Funds Cap
1	NA	41	11.50	81	11.50
2	11.50	42	11.50	82	11.42
3	11.50	43	11.50	83	11.50
4	11.50	44	11.50	84	11.50
5	11.50	45	11.50	85	11.50
6	11.50	46	11.50	86	11.50
7	11.50	47	11.50	87	11.50
8	11.50	48	11.50	88	11.50
9	11.50	49	11.50	89	11.50
10	11.50	50	11.50	90	11.50
11	11.50	51	11.50	91	11.50
12	11.50	52	11.50	92	11.50
13	11.50	53	11.50	93	11.50
14	11.50	54	11.50	94	11.50
15	11.50	55	11.50	95	11.50
16	11.50	56	11.50	96	11.50
17	11.50	57	11.50	97	11.50
18	11.50	58	11.50	98	11.50
19	11.50	59	11.50	99	11.50
20	11.50	60	11.50	100	11.50
21	11.50	61	11.50	101	11.50
22	11.50	62	11.50	102	11.50
23	11.50	63	11.50	103	11.50
24	11.50	64	11.50
25	11.50	65	11.50
26	11.50	66	11.50
27	11.50	67	11.50
28	11.50	68	11.50
29	11.50	69	11.50
30	11.50	70	11.50
31	11.50	71	11.50
32	11.50	72	11.50
33	11.50	73	11.50
34	11.50	74	11.50
35	11.50	75	11.50
36	11.50	76	11.50
37	11.50	77	11.50
38	11.50	78	11.50
39	11.50	79	11.50
40	11.50	80	11.50

* Static MTA and 1 Month LIBOR increase by 20% in the second period.

Percent of Original Certificate Principal Balance Outstanding (1)

	Class 2A-1, Class 2A-2 and Class 2A-3 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 19, 2008	87	82	77	71	60
June 19, 2009	76	67	58	50	35
June 19, 2010	67	55	44	35	20
June 19, 2011	58	44	33	25	14
June 19, 2012	50	35	26	18	8
June 19, 2013	41	28	19	13	5
June 19, 2014	36	23	15	9	3
June 19, 2015	30	19	11	6	2
June 19, 2016	26	15	8	4	1
June 19, 2017	22	12	6	3	*
June 19, 2018	18	9	5	2	0
June 19, 2019	15	7	3	1	0
June 19, 2020	13	6	2	1	0
June 19, 2021	10	4	1	*	0
June 19, 2022	9	3	1	0	0
June 19, 2023	7	2	1	0	0
June 19, 2024	6	2	*	0	0
June 19, 2025	5	1	*	0	0
June 19, 2026	4	1	0	0	0
June 19, 2027	3	*	0	0	0
June 19, 2028	2	*	0	0	0
June 19, 2029	2	*	0	0	0
June 19, 2030	1	0	0	0	0
June 19, 2031	1	0	0	0	0
June 19, 2032	*	0	0	0	0
June 19, 2033	*	0	0	0	0
June 19, 2034	0	0	0	0	0
June 19, 2035	0	0	0	0	0
June 19, 2036	0	0	0	0	0
June 19, 2037	0	0	0	0	0

Weighted Average Life
Years to Maturity	6.34	4.63	3.56	2.84	1.93
Years to Optional Termination	5.96	4.31	3.29	2.62	1.77
(1)   Rounded to the nearest whole percentage.

*Balance is greater than zero but less than 0.5%

HarborView Mortgage Pass-Through Certificates
Series 2007-5

Preliminary Marketing Materials

$[46,500,000] (Approximate)

The issuer has filed a registration statement (including a base prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest in this offering, you should read the base prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov<http://www.sec.gov/>. Alternatively, RBS Greenwich Capital will arrange to send you the base prospectus at no charge if you request it by calling 1-866-884-2071 or emailing offeringmaterials@rbsgc.com.

This free writing prospectus is being delivered to you solely to provide you with information about the offering and to solicit an offer to purchase the offered securities. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase such securities. Any such commitment shall be subject to the conditions specified below.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supersedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities. If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein. The underwriters' obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein. If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

For asset-backed and mortgage-backed securities: Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information. Any such information or assumptions are subject to change. The information in this free writing prospectus may reflect assumptions specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear below or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of these materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

FOR ADDITIONAL INFORMATION PLEASE CALL

RBS Greenwich Capital

Asset Backed Finance
Vinu Phillips	(203) 618-5626
Mike McKeever	(203) 618-2237
Andrew Jewett	(203) 618-2473

Trading
Johan Eveland	(203) 625-6160
Jesse Litvak	(203) 625-6160
Stu Kronick	(203) 618-6160

Analytics
Jim Doherty	(203) 618-5655
Jeff Traister	(203) 618-6160

Rating Agency Contacts

Standard & Poor’s
Todd Niemy	(212) 438-2494

Moody’s
Anthony Deshetler	(201) 915-8306

Preliminary Term Sheet	Date Prepared: June [20], 2007

HarborView Mortgage Loan Trust 2007-5

Mortgage Loan Pass-Through Certificates, Series 2007-5

$[46,500,000] (Approximate, Subject to +/- 20% Variance)

Publicly Offered Certificates
Adjustable Rate Residential Mortgage Loans

Class	Balance ($)(1)	WAL (Yrs) (Call/Mat)(2)	Pymt Window (Mths) (Call/Mat) (2)	Pass- Through Rates	Tranche Type	Assumed Final Distribution Date	Expected Ratings S&P/Moody’s
1A-1 (3)	$[443,663,000]	Not Marketed Hereby		Floater	Super Senior	[September 2037]	[AAA/Aaa]
2A-1 (3)	$[299,002,000]			Floater	Super Senior	[September 2037]	[AAA/Aaa]
2A-2(3)	$[124,584,000]			Floater	Senior Mezz	[September 2037]	[AAA/Aaa]
2A-3(3)	$[74,751,000]			Floater	Senior Mezz	[September 2037]	[AAA/Aaa]
B-1 (4)	$[18,000,000]	6.18 / 6.50	44-104 / 44-138	Floater	Subordinate	[September 2037]	[AA+/Aa1]
B-2 (4)	$[7,000,000]	6.17 / 6.38	44-104 / 44-123	Floater	Subordinate	[September 2037]	[AA/Aa2]
B-3 (4)	$[4,500,000]	6.17 / 6.29	44-104 / 44-115	Floater	Subordinate	[September 2037]	[AA/Aa3]
B-4 (4)	$[4,500,000]	6.16 / 6.20	44-104 / 44-109	Floater	Subordinate	[September 2037]	[AA-/A1]
B-5 (4)	$[4,000,000]	6.07 / 6.07	44-102 / 44-102	Floater	Subordinate	[September 2037]	[A+/A2]
B-6 (4)	$[5,000,000]	5.86 / 5.86	44-94 / 44-94	Floater	Subordinate	[September 2037]	[A-/Baa1]
B-7 (4)	$[3,500,000]	5.54 / 5.54	44-82 / 44-82	Floater	Subordinate	[September 2037]	[BBB+/Baa2]
B-8 (4)	$[4,500,000]	Not Marketed Hereby		Floater	Subordinate	[September 2037]	[BBB-/NR]

Total	$[993,000,000]

(1)
Distributions on the Class 1A-1 Certificates will be derived from the Group 1 Mortgage Loans (as described herein). Distributions on the Class 2A-1, 2A-2 and Class 2A-3 Certificates will be derived from the Group 2 Mortgage Loans (as described herein). Distributions on the Subordinate Certificates will be derived from all the Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-20% variance.

(2)	The WAL and Payment Windows to Call for the Offered Certificates are shown to the first possible Optional Termination Date (as described herein).

(3)
The Senior Certificates will have a Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a related margin (which margin will double after the Optional Termination Date), (ii) the Net WAC Cap and (iii) a hard cap of 11.50%.

(4)
The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7 and Class B-8 Certificates will have a Pass-Through Rate equal to the least of (i) One-Month LIBOR plus a margin (which margin will be multiplied by 1.5 after the Optional Termination Date), (ii) the related Net WAC Cap and (iii) a hard cap of 11.50%.

Depositor:	Greenwich Capital Acceptance, Inc.

Underwriter:	Greenwich Capital Markets, Inc.

Originator:	American Home Mortgage Corp.

Master Servicer:	Wells Fargo Bank, NA.

Services:	American Home Mortgage Servicing, Inc.

Trustee and Custodian:	Deutsche Bank National Trust Company.

Credit Risk Manager:	Clayton Fixed Income Services Inc., formerly known as The Murrayhill Company.

Interest Rate Swap
Provider:	[TBD]

Additional Disclosure:
For additional disclosure on (a) the Originator and their Underwriting Guidelines, (b) the Master Servicer, (c) the Servicer, (d) the Custodian and Trustee and (e) the Interest Rate Swap Provider, refer to Exhibit A.

Rating Agencies:	Fitch and Moody’s will rate the Offered Certificates. It is expected that the Certificates will be assigned the credit ratings on page 1 of this Preliminary Term Sheet.

Cut-off Date:	For each Mortgage Loan, generally the later of (i) the close of business on June 1, 2007, and (ii) the date as specified in the related subsequent transfer agreement.

Expected Pricing Date:	The week of June [ ], 2007.

Closing Date:	July 12, 2007.

Distribution Date:	The 19th day of each month (or if such day is not a business day, the next succeeding business day), commencing in July 2007.

Certificates:
The “Senior Certificates” will consist of the Class 1A-1 Certificates (the “Group 1 Certificates”) and the Class 2A-1, Class 2A-2 and Class 2A-3 Certificates (the “Group 2 Certificates”). The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7 and Class B-8 Certificates. The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates are collectively referred to herein as the “Offered Certificates”. The Senior Certificates and Subordinate Certificates are collectively referred to herein as the “Certificates”.

The trust will also issue the Class C, Class P, Class ES and Class R Certificates, none of which will be publicly offered.

Accrued Interest:	The Certificates will settle flat.

Interest Accrual Period:
The interest accrual period for each Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

Registration:	The Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

Federal Tax Treatment:	It is anticipated that the Certificates will represent ownership of REMIC regular interests.

ERISA Eligibility:
The Certificates are expected to be ERISA eligible, provided the purchase and holding of such certificates are eligible for exemptive relief under an investor-based or statutory exemption. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:	The Senior Certificates, the Class B-1, Class B-2 and Class B-3 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination
Date:
The terms of the transaction allow for the purchase by the Master Servicer of all the Mortgage Loans and other property of the trust (the “Optional Termination Date”) which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the sum of (i) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Accounts as of the Closing Date.

Pricing Prepayment
Speed:	25% CPR

Statistical Mortgage
Loans:
The information set forth herein with respect to the mortgage loans, is expected to be representative of the characteristics of the mortgage loans that will be included in the trust on the Closing Date with an aggregate principal balance of approximately $[855,211,865] (the “Initial Mortgage Loans”) and that are expected to be added as Subsequent Mortgage Loans to the trust during the Pre-funding Period with an aggregate principal balance of approximately $[144,788,135] (the “Subsequent Mortgage Loans”). Solely for determining the principal balances of the Offered Certificates in order to minimize the variance of the principal balance of the Offered Certificates as of the Closing Date, it is estimated but not guaranteed that the aggregate principal balance of the Mortgage Loans will be approximately $[1,000,000,000.00] as of the related Cut-off Date. It is not expected that the initial principal balance of any class of Offered Certificates (as shown on the fourth page) will increase or decrease by more than 20% by the Closing Date.

Mortgage Loans:
The mortgage loans transferred to the trust on the Closing Date with an aggregate principal balance of approximately $[855,211,865] (the “Initial Mortgage Loans”) and the mortgage loans transferred to the trust during the Pre-funding Period with an aggregate principal balance of approximately $[144,788,135] (the “Subsequent Mortgage Loans”), consist of fixed and adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $[1,000,000,000] (the “Mortgage Loans”). The information set forth herein with respect to the Mortgage Loans, is expected to be representative of the characteristics of the Mortgage Loans that will be included in the trust. It is not expected that the initial principal balance (or notional balance) of any class of Offered Certificates (as shown on page 1) will increase or decrease by more than 20% by the Closing Date. All of the Mortgage Loans are Negative Amortization Loans as defined herein, for a portion of or for the entire term of the loan. For more information please see attached collateral descriptions for the Initial Mortgage Loans.

The “Group 1 Initial Mortgage Loans” consist of conforming balance, fixed and adjustable rate, first lien residential mortgage loans with original terms to maturity of 30 years and an aggregate principal balance as of the Cut-off Date of approximately $[400,925,163]. The “Group 2 Initial Mortgage Loans” consist of conforming and non-conforming balance, fixed and adjustable rate, first lien residential mortgage loans with original terms to maturity of 30 years and an aggregate principal balance as of the Cut-off Date of approximately $[454,286,702]. All of the Group 1 and Group 2 adjustable rate mortgage loans accrue interest at a mortgage rate which adjusts monthly after an initial fixed rate.

Approximately [95.53]% of the Mortgage Loans are adjustable rate mortgage loans which have an initial fixed rate period of approximately 36, 60, 84 or 120 months.

Approximately [4.47]% of the Mortgage Loans have a fixed rate for the full term of the loan.

Generally, all of the Mortgage Loans adjust based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”) or One-Month LIBOR (“One Month LIBOR”).

Negative Amortization
Loans:
“Negative Amortization Loans” are mortgage loans for which the minimum monthly payment amount for a term specified in the related mortgage note is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan. If a borrower elects to pay only the minimum monthly payment, the deficient interest amount is added to the unpaid principal balance of such mortgage loan. A borrower may elect to pay only the minimum monthly payment for a term specified in the related mortgage note subject to adjustment under the following conditions: (i) generally, for those loans that allow for negative amortization during their adjustable rate period, as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) for all Negative Amortization Loans, if the unpaid principal balance exceeds a percentage (generally 110%, 115% or 120%,) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to either (a) amortize fully the then unpaid principal balance over the remaining term to maturity or (b) equal the interest only payment for such loan, calculated at the then applicable rate, based on the related Index rate and margin.

Pre-Funding Amount:
On the Closing Date, the Seller will deposit approximately $[144,788,135] (the “Pre-funding Amount”), which will consist of approximately $[66,374,381] deposited into an account (the “Group 1 Pre-Funding Account”) to purchase subsequent Group 1 Mortgage Loans, and approximately $[78,413,754] deposited into an account (the “Group 2 Pre-Funding Account” and together with the Group 1 Pre-Funding Account, the “Pre-Funding Accounts”) to purchase subsequent Group 2 Mortgage Loans Funds on deposit in the Pre-funding Accounts will be used from time to time to acquire Subsequent Mortgage Loans during the Pre-funding Period.

The “Pre-funding Period” commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-funding Account is less than $10,000 and (ii) October 10, 2007. If necessary, a capitalized interest account deposit will be made by the Depositor to cover any interest shortfalls during the Pre-funding Period.

To the extent that the trust does not fully use amounts on deposit in the Pre-funding Accounts to purchase Subsequent Mortgage Loans by the end of the Pre-funding Period, the trust will apply the remaining amounts as a prepayment of principal to the related Offered Certificates on the Distribution Date immediately following the end of the Pre-funding Period. Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Offered Certificates from amounts in the Pre-funding Accounts.

Net Mortgage Rate:	The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less a) the Trust Expense Fee Rate.

Net WAC:
The “Net WAC” for any distribution date equals the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the first day of the related due period, weighted on the basis of their stated principal balances as of the first day of the related due period, provided however, that for the first two distribution dates only, such weighted average of the net loan rates of the mortgage loans shall be multiplied by the quotient of (i) the aggregate of the stated principal balances as of the first day of the related due period of the Mortgage Loans having scheduled payments that are included in determining available funds for such distribution date divided by (ii) the sum of (a) the aggregate of the stated principal balances of all of the Mortgage Loans as of the first day of the related due period plus (b) the amount on deposit in the Pre-Funding Accounts immediately prior to such distribution date.

Net WAC Cap:
The “Net WAC Cap” for the Certificates and any distribution date , will equal the product of (i) the excess, if any, of (a) the Net WAC over (b) the Net Swap Rate, multiplied by (ii) the quotient of 30 divided by the actual number of days in the Accrual Period.

Net Swap Rate:
The “Net Swap Rate” for any Distribution Date and any class of Offered Certificates, is the quotient of (i) the product of (a) the Net Swap Payment or Swap Termination Payment owed to the Swap Counterparty on or immediately before such Distribution Date, multiplied by (b) 12, divided (ii) by the aggregate of the Stated Principal Balances of the Mortgage Loans and any amounts on deposit in the Pre-Funding Accounts as of the first day of the related Due Period.

Trust Expense
Fee Rate:	The sum of the Servicing Fee Rate, Master Servicing Fee Rate, Credit Risk Manager Fee Rate and the LPMI Fee Rate, if any.

Servicing Fee Rate:
The servicer will be paid a monthly fee (a “Servicing Fee”) with respect to each mortgage loan it services. The Servicing Fee will be calculated at a per annum rate (the “Servicing Fee Rate”) of the outstanding principal balance of each mortgage loan as of the first day of the related due period. For each Mortgage Loan, the Servicing Fee Rate will equal 0.375%.

Master Servicing Fee
Rate:	For each Mortgage Loan the Master Servicing Fee Rate will equal 0.0075%. The Custodian will be paid by the Master Servicer.

Credit Risk Manager Fee
Rate:	For each Mortgage Loan the Credit Risk Manager Fee Rate will equal 0.005%.

Basis Risk
Shortfalls:	With respect to any Distribution Date, each class of Certificates will be entitled to the “Basis Risk Shortfalls” for such class which will equal the sum of:

(i)
the excess, if any, of the amount of interest that such class would have been entitled to receive if the pass-through rate for such class were calculated without regard to clause (ii) in the definition thereof, over the actual amount of interest such class is entitled to receive for such Distribution Date,

(ii)	any excess described in clause (i) above remaining unpaid from prior Distribution Dates; and

(iii)
interest for the applicable interest accrual period on the amount described in clause (ii) above based on the applicable pass-through rate determined without regard to clause (ii) in the definition thereof.

Adjusted Cap Rate:
The “Group 1 Adjusted Cap Rate” for the Class 1A-1 Certificates and for any Distribution Date equals the related Net WAC Cap computed by first reducing the related Net WAC by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 1 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans and any amount on deposit in the related Pre-Funding Accounts as of the first day of the related due period.

The “Group 2 Adjusted Cap Rate” for the Class 2A-1, Class 2A-2 and Class 2A-3 Certificates and for any Distribution Date equals the related Net WAC Cap computed by first reducing the related Net WAC by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 2 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans and any amount on deposit in the related Pre-Funding Accounts as of the first day of the related due period.

The “Subordinate Adjusted Cap Rate” for the Subordinate Certificates and for any Distribution Date equals the weighted average of the Group 1 Adjusted Cap Rate and the Group 2 Adjusted Cap Rate for such Distribution Date, weighted in each case based on the applicable Subordinate Component for each mortgage loan group.

The “Subordinate Component” for either mortgage loan group and any Distribution Date is the excess, if any, of the aggregate principal balance of the related mortgage loans as of the first day of the related due period plus the amount on deposit in the Pre-Funding Account with respect to the related mortgage loan group over the aggregate certificate principal balance of the Senior Certificates related to such mortgage loan group immediately prior to such Distribution Date.

Deferred Interest:
The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan. Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest:
The “Net Deferred Interest” for any Distribution Date and mortgage loan group is the excess, if any, of Deferred Interest for the related due period and mortgage loan group over voluntary principal prepayments for the related prepayment period and mortgage loan group.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class, of (i) the current interest accrued at the applicable pass-through rate for such class, over (ii) the amount of current interest that would have accrued had the Pass-Through Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date. The Net Deferred Interest allocable to each class of Certificates will reduce the amount of interest distributable on such class and such Net Deferred Interest will be added to the principal balance of such class of Certificates.

Credit Enhancement:	Series 2007-5 is an “Overcollateralization Series” as defined in the accompanying terms sheet supplement. Credit enhancement consists of the following:

1) Net Monthly Excess Cashflow;
2) Overcollateralization Amount;
3) Subordination; and
4) Interest Rate Swap Agreement.

Net Monthly
Excess Cashflow:
The “Net Monthly Excess Cashflow” For any Distribution Date is equal to the sum of (a) any Overcollateralization Release Amount and (b) the excess of (x) the Available Funds for such Distribution Date over (y) the sum for such Distribution Date of (A) the Monthly Interest Distributable Amounts for the Certificates, (B) the Unpaid Interest Shortfall Amounts for the Class 1A-1, Class 2A-1, Class 2A-2 and Class 2A-3 Certificates and (C) the Principal Remittance Amount.

Overcollateralization
Amount:
The “Overcollateralization Amount” is equal to the excess of (i) the sum of (a) the aggregate principal balance of the Initial Mortgage Loans and (b) amounts in the Pre-Funding Accounts over (ii) the aggregate principal balance of the Certificates, expressed as a percentage of the sum of the aggregate Mortgage Loan balance and amounts on deposit in the Pre-Funding Accounts. On the Closing Date, the Overcollateralization Amount will be equal to approximately [0.70]% of the sum of (i) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Accounts as of the Closing Date.

Interest Remittance
Amount:
For any Distribution Date and any mortgage loan group, the portion of the related available funds including monies for prepayments used to cover deferred interest for such Distribution Date attributable to interest received or advanced with respect to the Mortgage Loans in such mortgage loan group.

Interest Rate Swap
Agreement:
On the Closing Date, the Trustee (as supplemental interest trust trustee) will enter into the “Interest Rate Swap Agreement” with notional amounts as shown in the Swap Schedule herein. Under the Interest Rate Swap Agreement, the Trust will be obligated to pay an amount equal to 5.960% per annum on the notional amount as set forth in the Interest Rate Swap Agreement to the Swap Provider (on a 30/360 basis) and the Trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Interest Rate Swap Agreement from the Swap Provider (on an actual/360 basis), until the Interest Rate Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party (the “Net Swap Payment”) on each Distribution Date. Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) pursuant to the Pooling Agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling Agreement. Upon early termination of the Interest Rate Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Interest Rate Swap Agreement and will generally be paid on the related Distribution Date and on any subsequent Distribution Date until paid in full. If a swap termination is paid, and if it is not used to get a successor swap provider, the net swap payment that would normally be paid to the Trust will be distributed to a reserve account available for the same shortfalls the swap would cover through the waterfall above, until the expiration of the original swap term or a successor swap provider is assigned. In the event that the Trust is required to make a Swap Termination Payment, provided that such Swap Termination Payment was not due to an event of default or certain termination events with respect to the Swap Provider, payments generally will be paid prior to distributions to Certificateholders. The Interest Rate Swap Agreement will terminate following the Distribution Date in February 2014.

Basis Risk Cap
Agreement:
On the Closing Date, the Trustee on behalf of the trust will enter into the “Basis Risk Cap Agreement” to make payments in respect of any Basis Risk Shortfalls on the Certificates, pro rata, based on aggregate certificate principal balance of such Certificates. On each Distribution Date, the counterparty to the Basis Risk Cap Agreement will be obligated to make a payment to the trust equal to the product of (a) the excess, if any, of (i) One Month LIBOR, subject to a maximum of 11.500% over (ii) the strike price for such Distribution Date specified on the Basis Risk Cap Agreement Schedule herein, accrued during the related Interest Accrual Period for the Certificates and (b) the lesser of (x) the notional balance for such Distribution Date and (y) the aggregate balance of the Certificates on the related Distribution Date and (c) the actual number of days in the related Interest Accrual Period divided by 360. The Basis Risk Cap Agreement will terminate following the Distribution Date in May 2008.

Overcollateralization
Target Amount:	On any Distribution Date, the “Overcollateralization Target Amount” is equal to:
(i)	prior to the Stepdown Date, [0.700]% of the sum of (i) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Accounts as of the Closing Date;
(ii)	on or after the Stepdown Date, if no Trigger Event has occurred and is continuing, the greater of:
(a)
[1.750]% of the current principal balance of the Mortgage Loans prior to the Distribution Date in July 2013 and [1.400]% of the current principal balance of the Mortgage Loans on or after the Distribution Date in July 2013;

(b)	0.50% of the sum of (i) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (ii) amounts in the Pre-Funding Accounts as of the Closing Date (the “OC Floor”); and
(iii)	during the occurrence and continuation of a Trigger Event, the Overcollateralization Target Amount as of the previous Distribution Date.

Stepdown Date:	The earlier to occur of
(i) the Distribution Date on which the principal balance of the Senior Certificates has been reduced to zero; and
(ii) the later to occur of
a.	the Distribution Date occurring in July 2010; and
b.	the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to the Target Credit Enhancement Percentage for such Distribution Date.

Trigger Event:
A “Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of Mortgage Loans that are delinquent 60 days or more exceeds (a) prior to July 2013 [TBD]% of the current Credit Enhancement Percentage of the Senior Certificates or (b) on or after July 2013 [TBD]% of the current Credit Enhancement Percentage of the Senior Certificates (ii) cumulative realized losses for the related Distribution Date as a percentage of the of the sum of (a) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and (b) amounts in the Pre-Funding Accounts as of the Closing Date for the related Distribution Date are greater than:

Distribution Date	Percentage
July 2009 - June 2010	[TBD]% for the first month plus an additional 1/12th of [TBD]% for each month thereafter
July 2010 - June 2011	[TBD]% for the first month plus an additional 1/12th of [TBD]% for each month thereafter
July 2011 - June 2012	[TBD]% for the first month plus an additional 1/12th of [TBD]% for each month thereafter
July 2012 - June 2013	[TBD]% for the first month plus an additional 1/12th of [TBD]% for each month thereafter
July 2013 - June 2014	[TBD]% for the first month plus an additional 1/12th of [TBD]% for each month thereafter
July 2014 and thereafter	[TBD]%

Credit Enhancement
Percentage:
The “Credit Enhancement Percentage” for any Distribution Date and any class of Certificates is equal to (i) the sum of (a) the aggregate Class Principal Balance of the classes of Certificates subordinate to such class of Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

	Ratings (S/M)	Initial Credit Enhancement Percentage(1)	Target Credit Enhancement Percentage before July 2013 or Stepdown Date(2)	Target Credit Enhancement Percentage on or after July 2013 or Stepdown Date(3)
Senior	[AAA/Aaa]	[5.800]%	[14.500]%	[11.600]%
B-1	[AA+/Aa1]	[4.000]%	[10.000]%	[8.000]%
B-2	[AA/Aa2]	[3.300]%	[8.250]%	[6.600]%
B-3	[AA/Aa3]	[2.850]%	[7.125]%	[5.700]%
B-4	[AA-/A1]	[2.400]%	[6.000]%	[4.800]%
B-5	[A+/A2]	[2.000]%	[5.000]%	[4.000]%
B-6	[A-/Baa1]	[1.500]%	[3.750]%	[3.000]%
B-7	[BBB+/Baa2]	[1.150]%	[2.875]%	[2.300]%
B-8	[BBB-/NR]	[0.700]%	[1.750]%	[1.400]%

(1) Subject to a variance of plus or minus 15% based on rating agency requirements.
(2) Subject to a variance of plus or minus 45% based on rating agency requirements.
(3) Subject to a variance of plus or minus 30% based on rating agency requirements.

Allocation of
Realized Losses:
Any realized losses on the Mortgage Loans will be allocated as follows: first to Net Monthly Excess Cashflow, second to Net Swap Payments received pursuant to the Interest Rate Swap Agreement, third to overcollateralization, and then to the Subordinate Certificates in reverse order of their numerical designations, in each case until the related class principal balance has been reduced to zero; and then to the Senior Certificates as follows:

1.	Any remaining realized losses on the Group 1 Mortgage Loans will be allocated to the Class 1A-1 Certificates, until its class principal balance has been reduced to zero.
2.
Any remaining realized losses on the Group 2 Mortgage Loans will be allocated to the Class 2A-1, Class 2A-2 and Class 2A-3 Certificates, until the related class principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 2A-1, Class 2A-2 and Class 2A-3 Certificates will be allocated sequentially, first to the Class 2A-3 Certificates, second to the Class 2A-2 Certificates, and third to the Class 2A-1 Certificates, in that order, until the related class principal balance has been reduced to zero.

Senior Principal
Distribution Amount:
For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred or is not continuing with respect to such Distribution Date, will be the lesser of (a) sum of the Principal Distribution Amounts for each Mortgage Loan Group and (b) the excess of the (x) the aggregate Class Principal Balance of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) (x) 100% minus (y) the Target Credit Enhancement for such Distribution Date and (ii) of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period) minus the product of (i) 0.50% and (ii) the aggregate balance of the Mortgage Loans on the Closing Date.

Group 1 Senior Principal
Distribution Amount:
The “Group 1 Senior Principal Distribution Amount” with respect to any distribution date is the product of (i) the Senior Principal Distribution Amount for such distribution date and (ii) the Group 1 principal remittance (reduced by any monies used to cover deferred interest) divided by the total principal remittance amount for such distribution date (reduced by any monies used to cover deferred interest).

Group 2 Senior Principal
Distribution Amount:
The “Group 2 Senior Principal Distribution Amount” with respect to any distribution date is the product of (i) the Senior Principal Distribution Amount for such distribution date and (ii) the Group 2 principal remittance (reduced by any monies used to cover deferred interest) divided by the total principal remittance amount for such distribution date (reduced by any monies used to cover deferred interest).

Class B-1 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date) and (ii) the aggregate Class Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (x) 100% minus (y) the Target Credit Enhancement for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the product of (i) 0.50% and (ii) the aggregate balance of the Mortgage Loans on the Closing Date.

Class B-2 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date) and (iii) the Class Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) (x) 100% minus (y) the Target Credit Enhancement for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the product of (i) 0.50% and (ii) the aggregate balance of the Mortgage Loans on the Closing Date.

Class B-3 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date) and (iv) the Class Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) (x) 100% minus (y) the Target Credit Enhancement for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the product of (i) 0.50% and (ii) the aggregate balance of the Mortgage Loans on the Closing Date.

Class B-4 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the distribution of the Class B-3 Principal Distribution Amount on such Distribution Date) and (v) the Class Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) (x) 100% minus (y) the Target Credit Enhancement for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the product of (i) 0.50% and (ii) the aggregate balance of the Mortgage Loans on the Closing Date..

Class B-5 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-5 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the distribution of the Class B-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class B-4 Certificates (after taking into account the distribution of the Class B-4 Principal Distribution Amount on such Distribution Date) and (vi) the Class Principal Balance of the Class B-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) (x) 100% minus (y) the Target Credit Enhancement for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the product of (i) 0.50% and (ii) the aggregate balance of the Mortgage Loans on the Closing Date.

Class B-6 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-6 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the distribution of the Class B-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class B-4 Certificates (after taking into account the distribution of the Class B-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class B-5 Certificates (after taking into account the distribution of the Class B-5 Principal Distribution Amount on such Distribution Date) and (vii) the Class Principal Balance of the Class B-6 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) (x) 100% minus (y) the Target Credit Enhancement for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the product of (i) 0.50% and (ii) the aggregate balance of the Mortgage Loans on the Closing Date.

Class B-7 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-7 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the distribution of the Class B-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class B-4 Certificates (after taking into account the distribution of the Class B-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class B-5 Certificates (after taking into account the distribution of the Class B-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class B-6 Certificates (after taking into account the distribution of the Class B-6 Principal Distribution Amount on such Distribution Date) and (vii) the Class Principal Balance of the Class B-7 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) (x) 100% minus (y) the Target Credit Enhancement for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the product of (i) 0.50% and (ii) the aggregate balance of the Mortgage Loans on the Closing Date.

Class B-8 Principal
Distribution Amount:
For any Distribution Date, an amount equal to the lesser of (a) the Class Principal Balance of the Class B-8 Certificates immediately prior to such Distribution Date and (b) the excess of (x) the sum of (i) the aggregate Class Principal Balance of the Senior Certificates (after taking into account the distribution of the Senior Principal Distribution Amount on such Distribution Date), (ii) the aggregate Class Principal Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the distribution of the Class B-3 Principal Distribution Amount on such Distribution Date), (v) the Certificate Principal Balance of the Class B-4 Certificates (after taking into account the distribution of the Class B-4 Principal Distribution Amount on such Distribution Date), (vi) the Certificate Principal Balance of the Class B-5 Certificates (after taking into account the distribution of the Class B-5 Principal Distribution Amount on such Distribution Date), (vii) the Certificate Principal Balance of the Class B-6 Certificates (after taking into account the distribution of the Class B-6 Principal Distribution Amount on such Distribution Date), (viii) the Certificate Principal Balance of the Class B-7 Certificates (after taking into account the distribution of the Class B-7 Principal Distribution Amount on such Distribution Date) and (ix) the Class Principal Balance of the Class B-8 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) (x) 100% minus (y) the Target Credit Enhancement for such Distribution Date and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related prepayment period) minus the product of (i) 0.50% and (ii) the aggregate balance of the Mortgage Loans on the Closing Date.

Priority of
Distributions:
Available funds from the Mortgage Loans will be distributed as follows:

Interest Distributions

1.
from the Interest Remittance Amount, net of servicing fees, master servicing fees, and credit risk manager fees, for deposit into the Swap Account, any Net Swap Payment or Swap Termination Payment (not due to a Swap Provider trigger event pursuant to the Swap Agreement);

2.
from the Interest Remittance Amount for the related mortgage loan group, to the holders of the Class 1A-1, Class 2A-1, Class 2A-2 and Class 2A-3 Certificates, as applicable, the related Monthly Interest Distributable Amount and the related Unpaid Interest Shortfall Amount, if any, to which each such class is entitled, provided that if the Interest Remittance Amount for the Group 1 Mortgage Loans is insufficient to pay the Class 1A-1 Certificates the related Monthly Interest Distributable Amount, the Trustee will withdraw such insufficient amount from the Interest Remittance Amount for the Group 2 Mortgage Loans after distributions are made of the Monthly Interest Distributable Amount to the Class 2A-1, Class 2A-2 and Class 2A-3 Certificates, and if the Interest Remittance Amount for the Group 2 Mortgage Loans is insufficient to pay the Class 2A-1, Class 2A-2 and Class 2A-3 Certificates the related Monthly Interest Distributable Amount, the Trustee will withdraw such insufficient amount from the Interest Remittance Amount for the Group 1 Mortgage Loans after distributions are made of the Monthly Interest Distributable Amount to the Class 1A-1 Certificates. In certain circumstances, interest funds will be distributed to the Senior Certificates from the unrelated mortgage loan group to the extent it was not received from the related mortgage loan group;

3.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-1 Certificates, the related Monthly Interest Distributable Amount;

4.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-2 Certificates, the related Monthly Interest Distributable Amount;

5.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-3 Certificates, the related Monthly Interest Distributable Amount;

6.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-4 Certificates, the related Monthly Interest Distributable Amount;

7.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-5 Certificates, the related Monthly Interest Distributable Amount;

8.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-6 Certificates, the related Monthly Interest Distributable Amount;

9.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-7 Certificates, the related Monthly Interest Distributable Amount;

10.	from the remaining Interest Remittance Amounts for both mortgage loan groups, to the holders of the Class B-8 Certificates, the related Monthly Interest Distributable Amount; and

11.	for application as part of Net Monthly Excess Cashflow for such Distribution Date.

Principal Distributions

(i)
On each Distribution Date (a) prior to the applicable Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Principal Distribution Amount will be distributed in the following order of priority:

1.
first, for deposit into the Swap Account, any Net Swap Payment or Swap Termination Payment (not due to a Swap Provider trigger event pursuant to the Swap Agreement) to the extent not previously paid from the Interest Remittance Amount;

2.	second, from the related Principal Distribution Amount as follows:

a.	from the Principal Distribution Amount for group 1 to the Class 1A-1 Certificates until it’s Class Principal Balance is reduced to zero; and

b.
from the Principal Distribution Amount for group 2, on a pro-rata basis to the Class 2A-1, Class 2A-2 and Class 2A-3 Certificates, based on their respective Class Principal Balances, until their respective Class Principal Balances are reduced to zero;

3.	third, from the Principal Distribution Amount for both mortgage loan groups:

a.	first, to the holders of the Class B-1 Certificates, until the Class Principal Balance thereof has been reduced to zero;

b.	second, to the holders of the Class B-2 Certificates, until the Class Principal Balance thereof has been reduced to zero;

c.	third, to the holders of the Class B-3 Certificates, until the Class Principal Balance thereof has been reduced to zero;

d.	fourth, to the holders of the Class B-4 Certificates, until the Class Principal Balance thereof has been reduced to zero;

e.	fifth, to the holders of the Class B-5 Certificates, until the Class Principal Balance thereof has been reduced to zero;

f.	sixth, to the holders of the Class B-6 Certificates, until the Class Principal Balance thereof has been reduced to zero;

g.	seventh, to the holders of Class B-7 Certificates, until the Class Principal Balance thereof has been reduced to zero;

h.	eighth, to the holders of Class B-8 Certificates, until the Class Principal Balance thereof has been reduced to zero; and

i.	ninth, for application as part of Net Monthly Excess Cashflow for such Distribution Date.

(ii)
On each Distribution Date (a) on or after the applicable Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Principal Distribution Amount will be distributed in the following amounts and order of priority:

1.
first, for deposit into the Swap Account, any Net Swap payment or Swap Termination Payment (not due to a Swap Provider trigger event pursuant to the Swap Agreement) to the extent not previously paid from the Interest Remittance Amount

2.	second, from the Principal Distribution Amount, as follows:

a.	from the Group 1 Senior Principal Distribution Amount to the Class 1A-1 Certificates until it’s Class Principal Balance is reduced to zero; and

b.
from the Group 2 Senior Principal Distribution Amount, on a pro-rata basis, to the Class 2A-1, Class 2A-2 and Class 2A-3 Certificates, based on their respective Class Principal Balances, until their respective Class Principal Balances are reduced to zero;

3.	third, from the Principal Distribution Amount for both mortgage loan groups:

a.	first, to the holders of the Class B-1 Certificates, the Class B-1 Principal Distribution Amount;

b.	second, to the holders of the Class B-2 Certificates, the Class B-2 Principal Distribution Amount;

c.	third, to the holders of the Class B-3 Certificates, the Class B-3 Principal Distribution Amount;

d.	fourth, to the holders of the Class B-4 Certificates, the Class B-4 Principal Distribution Amount;

e.	fifth, to the holders of the Class B-5 Certificates, the Class B-5 Principal Distribution Amount;

f.	sixth, to the holders of the Class B-6 Certificates, the Class B-6 Principal Distribution Amount;

g.	seventh, to the holders of the Class B-7 Certificates, the Class B-7 Principal Distribution Amount;

h.	eighth, to the holders of the Class B-8 Certificates, the Class B-8 Principal Distribution Amount; and

i.	ninth, for application as part of Net Monthly Excess Cashflow for such Distribution Date.

Net Monthly Excess Cash
Flow Distributions:	On any Distribution Date, the Net Monthly Excess Cash Flow will be applied as set forth in the following order of priority:

1.
as part of the Principal Distribution Amount, to pay to the holders of the Senior and Subordinate Certificates in reduction of their certificate principal balances, the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Senior and Subordinate Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries;

2.
as part of the Principal Distribution Amount, to pay to the holders of the Senior and Subordinate Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;

3.	to pay the holders of the Senior and Subordinate Certificates as part of the Principal Distribution Amount, any overcollateralization increase amount;

4.
to pay the holders of Senior and Subordinate Certificates, the amount of any prepayment interest shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on accrued certificate interest otherwise due thereon, to the extent not covered by the eligible servicing compensation on that Distribution Date;

5.
to pay to the holders of the Senior and Subordinate Certificates, any prepayment interest shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

6.
to pay to the holders of the Senior Certificates, on a pro rata basis, based on the amount of Basis Risk Shortfalls previously allocated thereto that remain unreimbursed, and then the Subordinate Certificates, in the order of payment priority, the amount of any Basis Risk Shortfalls, remaining unpaid as of that Distribution Date;

7.
to pay to the holders of the Senior and Subordinate Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

8.
to pay to the holders of the Senior Certificates, on a pro rata basis, based on the amount of realized losses previously allocated thereto that remain unreimbursed and then to the Subordinate Certificates, in the order of payment priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

9.	to pay to the holders of the Class C Certificates and the Class R Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

Swap Account:	Funds deposited into the Swap Account on a Distribution Date will include:
(i)	the net swap payments owed to the Swap Provider for such Distribution Date,
(ii)	any net swap payments received from the Swap Provider for such Distribution Date,
(iii)	any termination payment not due to a Swap Provider trigger event.

On each Distribution Date, following the distribution of Net Monthly Excess Cashflow, payments shall be distributed from the Swap Account as follows:
(i)	to the Swap Provider, any Net Swap Payment owed to the Swap Provider pursuant to the Interest Rate Swap Agreement for such Distribution Date;
(ii)	to the Swap Provider, any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider trigger event pursuant to the Interest Rate Swap Agreement ;
(iii)	to the Senior Certificates, any unpaid interest, pro rata, including any accrued unpaid interest from a prior Distribution Date;
(iv)	to the Subordinate Certificates, sequentially, any unpaid interest, including any accrued unpaid interest from prior Distribution Dates;
(v)
to the Senior and Subordinate Certificates, any principal in accordance with the principal payment provisions described above under “Principal Distributions” in an amount necessary to maintain the applicable Overcollateralization Target Amount;

(vi)	to the Subordinate Certificates, sequentially, any remaining allocated realized loss amounts;
(vii)
an amount equal to any unpaid remaining Basis Risk Shortfalls with respect to the Senior and Subordinate Certificates to such Certificates first, pro rata, to the Senior Certificates based on the remaining Net WAC carryover amount and second, to the Subordinate Certificates, sequentially.

(viii)	if applicable, for purchase of a replacement interest rate swap agreement;
(ix)	to the Swap Provider, any unpaid Swap Termination Payment owed to the Swap Provider due to a Swap Provider trigger event; and to the Class C Certificates, any amount deposited into the Swap Account

Interest Rate Swap Agreement Schedule
(Notional balance subject to +/- 20% variance)

Period	Balance ($)	Strike (%)	Period	Balance ($)	Strike (%)
1	N/A	0.00	45	151,966,834.45	5.960
2	N/A	0.00	46	143,296,448.95	5.960
3	N/A	0.00	47	135,418,487.22	5.960
4	N/A	0.00	48	127,980,506.84	5.960
5	N/A	0.00	49	120,960,475.83	5.960
6	N/A	0.00	50	114,334,380.27	5.960
7	N/A	0.00	51	108,265,211.14	5.960
8	N/A	0.00	52	102,832,127.15	5.960
9	N/A	0.00	53	97,844,754.53	5.960
10	N/A	0.00	54	93,107,305.16	5.960
11	N/A	0.00	55	88,632,538.90	5.960
12	903,278,192.42	5.960	56	84,270,106.15	5.960
13	866,028,586.39	5.960	57	80,076,046.19	5.960
14	825,519,073.37	5.960	58	75,902,077.82	5.960
15	787,240,317.29	5.960	59	71,314,962.64	5.960
16	753,513,112.67	5.960	60	55,145,572.58	5.960
17	722,523,571.30	5.960	61	27,383,773.95	5.960
18	692,491,277.22	5.960	62	9,598,938.05	5.960
19	663,609,915.82	5.960	63	9,014,744.77	5.960
20	636,658,287.87	5.960	64	8,465,384.65	5.960
21	610,933,480.87	5.960	65	7,952,444.03	5.960
22	585,695,572.91	5.960	66	7,484,178.94	5.960
23	560,950,980.66	5.960	67	7,055,621.51	5.960
24	536,707,581.15	5.960	68	6,665,273.01	5.960
25	513,134,592.73	5.960	69	6,310,399.40	5.960
26	490,518,192.31	5.960	70	5,987,271.22	5.960
27	468,968,236.00	5.960	71	5,684,491.32	5.960
28	448,431,719.68	5.960	72	5,400,135.28	5.960
29	428,862,479.29	5.960	73	5,132,875.26	5.960
30	410,232,338.69	5.960	74	4,881,534.99	5.960
31	392,650,260.26	5.960	75	4,645,019.55	5.960
32	376,109,448.65	5.960	76	4,422,325.13	5.960
33	360,494,859.96	5.960	77	4,212,529.90	5.960
34	345,681,192.83	5.960	78	4,014,786.00	5.960
35	331,528,483.43	5.960	79	3,828,094.94	5.960
36	316,967,185.46	5.960	80	3,651,286.36	5.960
37	297,569,251.54	5.960
38	273,909,955.55	5.960
39	249,701,304.59	5.960
40	227,875,134.70	5.960
41	208,194,642.36	5.960
42	190,442,628.69	5.960
43	174,957,256.29	5.960
44	162,206,024.09	5.960

Basis Risk Cap Schedule
*The Basis Risk Cap Agreement will pay based on the lesser of the schedule below and the actual principal balance of the Certificates for the related distribution date.
(Notional balance subject to +/- 20% variance)

Period	Notional Balance ($)	Strike (%)	Ceiling (%)
1	N/A	N/A	N/A
2	978,749,396.23	6.567	11.50
3	958,000,123.59	6.569	11.50
4	937,696,852.60	6.799	11.50
5	917,829,811.12	6.571	11.50
6	898,389,444.71	6.801	11.50
7	879,366,411.65	6.574	11.50
8	860,751,578.20	6.575	11.50
9	842,534,888.60	7.050	11.50
10	824,708,446.30	6.578	11.50
11	807,264,062.22	6.808	11.50
12	N/A	N/A	N/A

Total Collateral - Statistical Mortgage Loans
As of the Cut-Off Date (does not include pre-funding)
		Minimum	Maximum
Scheduled Principal Balance	$855,211,865	$26,250	$8,027,507
Average Scheduled Principal Balance	$378,412
Number of Mortgage Loans	2,260

Weighted Average Gross Coupon	7.690%	6.125%	9.875%
Weighted Average FICO Score	720	621	827
Weighted Average Original LTV	79.28%	19.00%	100.00%
Weighted Average Effective Original LTV	70.73%	19.00%	90.00%
Weighted Average CLTV including Silent Seconds	79.55%	19.00%	100.00%
Weighted Average Effective CLTV including Silent Seconds	71.00%	19.00%	90.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	360 months	355 months	360 months
Weighted Average Seasoning	0 months	0 months	5 months

Weighted Average Gross Margin (1)	3.121%	2.750%	5.250%
Weighted Average Minimum Interest Rate (1)	3.122%	2.750%	5.250%
Weighted Average Maximum Interest Rate (1)	12.950%	12.950%	12.950%
Weighted Average Initial Rate Cap (1)	0.000%	0.000%	0.000%
Weighted Average Subsequent Rate Cap (1)	0.000%	0.000%	0.000%
Weighted Average Months to Roll (1)	64 months	34 months	120 months

Maturity Date		Jan 1 2037	Aug 1 2037
Maximum Zip Code Concentration	0.94%	96719

ARM	94.78%	Investor	13.85%
Fixed Rate	5.22%	Primary	81.56%
		Second Home	4.59%
Fixed Rate Negam	5.22%
Negam 10/1 Mo Libor	0.79%	Top 5 States:
Negam 10/1 Mo MTA	4.27%	California	42.38%
Negam 3/1 Mo Libor 3-10 Yr IO	0.39%	Florida	13.26%
Negam 3/1 Mo MTA 3-10 Yr IO	1.34%	Washington	4.78%
Negam 5/1 Mo Libor 5-10 Yr IO	8.74%	Maryland	4.42%
Negam 5/1 Mo MTA 5-10 Yr IO	72.84%	New York	4.13%
Negam 7/1 Mo Libor 7-10 Yr IO	1.32%
Negam 7/1 Mo MTA 7-10 Yr IO	5.09%
		Top 5 Cities:
Interest Only	100.00%	San Jose	1.74%
		Las Vegas	1.66%
Prepay Penalty: N/A	14.60%	San Diego	1.32%
Prepay Penalty: 12 months	20.20%	Los Angeles	1.17%
Prepay Penalty: 24 months	14.45%	Sacramento	1.04%
Prepay Penalty: 36 months	50.75%

First Lien	100.00%	Top 5 Zip Codes:
		96719	0.94%
Full Income/Full Asset	20.16%	94534	0.74%
Stated Income/Full Asset	79.84%	28173	0.54%
		93940	0.50%
Condo High-Rise	0.10%	32779	0.47%
Condo Low-Rise	4.94%
Condominium	5.05%	Cash Out Refinance	52.36%
Cooperative	0.10%	Purchase	18.52%
PUD	21.20%	Rate/Term Refinance	29.12%
Single Family	64.45%
Two-Four Family	4.16%
(1) For adjustable rate loans only

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	5	188,403.86	0.02%	7.811	359	80.29	707
50,000.01 - 100,000.00	58	4,518,100.90	0.53%	7.671	360	73.23	723
100,000.01 - 150,000.00	148	19,230,693.19	2.25%	7.732	360	77.30	722
150,000.01 - 200,000.00	283	49,533,519.18	5.79%	7.716	360	78.44	722
200,000.01 - 250,000.00	276	61,854,894.71	7.23%	7.782	360	80.97	719
250,000.01 - 300,000.00	246	67,778,338.48	7.93%	7.725	360	79.83	712
300,000.01 - 350,000.00	237	76,456,221.07	8.94%	7.865	360	82.94	721
350,000.01 - 400,000.00	209	78,360,079.61	9.16%	7.787	360	80.78	713
400,000.01 - 450,000.00	192	81,634,933.76	9.55%	7.777	360	82.25	716
450,000.01 - 500,000.00	158	75,806,884.09	8.86%	7.884	360	82.61	713
500,000.01 - 550,000.00	128	67,114,529.78	7.85%	7.670	360	81.14	720
550,000.01 - 600,000.00	85	48,678,278.07	5.69%	7.567	360	81.06	724
600,000.01 - 650,000.00	72	44,945,465.87	5.26%	7.884	360	83.16	707
650,000.01 - 700,000.00	22	14,989,278.71	1.75%	7.124	360	75.11	741
700,000.01 - 750,000.00	31	22,490,606.60	2.63%	7.271	360	79.10	735
750,000.01 - 800,000.00	18	14,056,700.08	1.64%	7.430	360	76.69	738
800,000.01 - 850,000.00	11	9,079,002.10	1.06%	7.175	360	77.47	720
850,000.01 - 900,000.00	15	13,212,989.15	1.54%	7.278	359	72.47	726
900,000.01 - 950,000.00	10	9,224,787.55	1.08%	7.235	359	71.37	722
950,000.01 - 1,000,000.00	4	3,947,212.25	0.46%	7.189	360	68.20	716
1,000,000.01+	52	92,110,945.79	10.77%	7.508	360	68.60	732
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
6.000 - 6.499	1	410,726.38	0.05%	6.125	359	46.86	806
6.500 - 6.999	263	117,606,991.02	13.75%	6.772	360	72.65	727
7.000 - 7.499	551	206,618,218.12	24.16%	7.217	360	75.26	727
7.500 - 7.999	726	267,292,054.25	31.25%	7.695	360	78.51	721
8.000 - 8.499	380	146,829,695.29	17.17%	8.179	360	82.22	720
8.500 - 8.999	250	85,917,775.61	10.05%	8.697	360	91.34	702
9.000 - 9.499	75	26,777,047.68	3.13%	9.164	360	91.46	678
9.500 - 9.999	14	3,759,356.45	0.44%	9.559	360	89.63	671
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
620-649	144	46,177,871.72	5.40%	7.927	360	79.89	638
650-674	278	97,725,987.16	11.43%	7.848	360	78.61	664
675-699	410	153,580,982.78	17.96%	7.886	360	81.27	687
700-724	423	177,355,541.48	20.74%	7.708	360	80.66	711
725-749	365	137,192,063.40	16.04%	7.561	360	79.46	737
750-774	355	132,377,663.76	15.48%	7.504	360	79.14	763
775-799	215	88,575,063.30	10.36%	7.568	360	74.93	786
800-824	68	21,606,335.12	2.53%	7.383	360	73.11	806
825-849	1	171,481.08	0.02%	7.375	359	45.00	827
None	1	448,875.00	0.05%	7.625	360	95.00	N/A
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Negam Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110.000	63	35,333,856.94	4.13%	7.625	360	71.64	720
115.000	310	109,051,166.04	12.75%	8.291	360	95.44	724
120.000	1,887	710,826,841.82	83.12%	7.600	360	77.18	719
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Effective Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	78	25,264,925.67	2.95%	7.363	359	40.21	739
50.00- 54.99	45	26,698,061.95	3.12%	7.472	359	53.18	752
55.00- 59.99	40	14,277,041.34	1.67%	7.340	360	58.76	729
60.00- 64.99	112	40,335,682.16	4.72%	7.604	360	73.57	718
65.00- 69.99	859	297,545,719.32	34.79%	8.171	360	88.87	714
70.00- 74.99	265	116,974,021.81	13.68%	7.544	360	75.57	720
75.00- 79.99	389	154,055,859.53	18.01%	7.469	360	76.94	719
80.00	467	177,800,043.82	20.79%	7.289	360	80.00	722
80.01- 84.99	3	1,453,552.40	0.17%	8.346	359	88.53	706
85.00- 89.99	1	603,935.69	0.07%	8.500	359	89.99	674
90.00- 94.99	1	203,021.11	0.02%	7.375	359	90.00	815
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	78	25,264,925.67	2.95%	7.363	359	40.21	739
50.00- 54.99	45	26,698,061.95	3.12%	7.472	359	53.18	752
55.00- 59.99	39	14,005,541.34	1.64%	7.322	360	58.28	730
60.00- 64.99	62	24,092,215.68	2.82%	7.157	360	63.14	717
65.00- 69.99	88	36,607,066.10	4.28%	7.419	360	67.10	712
70.00- 74.99	178	85,300,113.34	9.97%	7.375	360	72.30	722
75.00- 79.99	383	152,598,759.53	17.84%	7.458	360	76.84	720
80.00	467	177,800,043.82	20.79%	7.289	360	80.00	722
80.01- 84.99	66	25,349,821.51	2.96%	8.004	360	83.65	715
85.00- 89.99	218	78,358,967.48	9.16%	8.259	360	88.33	708
90.00- 94.99	394	125,432,396.91	14.67%	8.254	360	90.76	712
95.00- 99.99	191	68,540,780.57	8.01%	8.347	360	95.06	721
100.00	51	15,163,170.90	1.77%	8.136	360	100.00	745
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

CLTV with Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	78	25,264,925.67	2.95%	7.363	359	40.21	739
50.00- 54.99	43	25,583,061.95	2.99%	7.496	359	53.18	752
55.00- 59.99	39	13,935,541.34	1.63%	7.297	360	58.03	729
60.00- 64.99	60	23,372,305.43	2.73%	7.155	360	63.13	717
65.00- 69.99	88	36,741,066.10	4.30%	7.398	360	66.90	712
70.00- 74.99	174	83,112,442.81	9.72%	7.366	360	72.27	722
75.00- 79.99	378	149,527,999.63	17.48%	7.446	360	76.73	720
80.00	448	167,761,682.31	19.62%	7.282	360	79.96	722
80.01- 84.99	70	28,540,197.57	3.34%	7.939	360	83.13	715
85.00- 89.99	239	88,774,298.90	10.38%	8.174	360	87.17	709
90.00- 94.99	401	128,894,391.62	15.07%	8.246	360	90.37	712
95.00- 99.99	191	68,540,780.57	8.01%	8.347	360	95.06	721
100.00	51	15,163,170.90	1.77%	8.136	360	100.00	745
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Effective CLTV including Silent Seconds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	78	25,264,925.67	2.95%	7.363	359	40.21	739
50.00- 54.99	43	25,583,061.95	2.99%	7.496	359	53.18	752
55.00- 59.99	40	14,207,041.34	1.66%	7.315	360	58.51	729
60.00- 64.99	110	39,615,771.91	4.63%	7.611	360	73.75	717
65.00- 69.99	859	297,679,719.32	34.81%	8.168	360	88.84	714
70.00- 74.99	261	114,786,351.28	13.42%	7.540	360	75.62	720
75.00- 79.99	384	150,985,099.63	17.65%	7.457	360	76.83	720
80.00	448	167,761,682.31	19.62%	7.282	360	79.96	722
80.01- 84.99	7	4,643,928.46	0.54%	7.713	360	82.00	713
85.00- 89.99	21	10,415,331.42	1.22%	7.539	360	78.49	713
90.00- 94.99	9	4,268,951.51	0.50%	7.994	360	79.12	721
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	2,260	855,211,864.80	100.00%	7.690	360	79.28	720
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	673	265,286,433.70	31.02%	7.605	359	76.87	727
20.01 -25.00	431	169,255,119.08	19.79%	7.636	360	78.86	723
25.01 -30.00	329	119,581,486.85	13.98%	7.738	360	80.18	719
30.01 -35.00	267	104,392,085.06	12.21%	7.731	360	79.25	717
35.01 -40.00	248	93,001,400.82	10.87%	7.817	360	80.99	709
40.01 -45.00	210	69,703,400.34	8.15%	7.822	360	84.07	709
45.01 -50.00	72	23,407,212.83	2.74%	7.854	360	84.63	709
50.01 -55.00	16	7,423,697.00	0.87%	7.321	360	78.06	715
55.01 -60.00	1	294,500.00	0.03%	8.000	360	95.00	671
None	13	2,866,529.12	0.34%	7.376	360	77.44	722
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	2,094	810,549,305.80	94.78%	7.695	360	79.33	720
Fixed Rate	166	44,662,559.00	5.22%	7.586	360	78.51	711
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Fixed Rate Negam	166	44,662,559.00	5.22%	7.586	360	78.51	711
Negam 10/1 Mo Libor	18	6,739,896.34	0.79%	7.771	359	81.72	715
Negam 10/1 Mo MTA	103	36,559,546.11	4.27%	7.787	360	75.66	722
Negam 3/1 Mo Libor 3-10 Yr IO	10	3,332,305.39	0.39%	8.200	360	82.82	707
Negam 3/1 Mo MTA 3-10 Yr IO	26	11,481,518.10	1.34%	7.776	360	77.85	724
Negam 5/1 Mo Libor 5-10 Yr IO	229	74,716,153.54	8.74%	7.939	360	86.60	718
Negam 5/1 Mo MTA 5-10 Yr IO	1,567	622,916,995.39	72.84%	7.664	360	78.72	721
Negam 7/1 Mo Libor 7-10 Yr IO	32	11,278,190.59	1.32%	7.614	360	83.86	704
Negam 7/1 Mo MTA 7-10 Yr IO	109	43,524,700.34	5.09%	7.604	360	77.21	721
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720
Prepayment Penalty Original Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	327	124,841,855.64	14.60%	7.482	360	80.26	723
Prepay Penalty: 12 months	420	172,747,410.96	20.20%	7.506	360	78.48	721
Prepay Penalty: 24 months	289	123,606,529.28	14.45%	7.671	360	79.55	719
Prepay Penalty: 36 months	1,224	434,016,068.92	50.75%	7.827	360	79.24	719
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Silent Second	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Second	2,221	832,757,410.86	97.37%	7.693	360	79.47	720
Silent Second	39	22,454,453.94	2.63%	7.558	360	72.45	721
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Full Income/Full Asset	550	172,385,854.15	20.16%	7.595	360	82.45	719
Stated Income/Full Asset	1,710	682,826,010.65	79.84%	7.713	360	78.48	720
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	1,232	447,792,722.74	52.36%	7.593	360	75.21	721
Purchase	441	158,423,470.51	18.52%	7.838	360	87.29	729
Rate/Term Refinance	587	248,995,671.55	29.12%	7.769	360	81.51	712
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condo High-Rise	2	860,484.66	0.10%	7.045	360	61.83	773
Condo Low-Rise	124	42,247,171.60	4.94%	7.645	359	78.36	745
Condominium	130	43,182,629.00	5.05%	7.714	360	82.02	720
Cooperative	4	874,362.79	0.10%	6.927	360	78.21	689
PUD	460	181,301,408.01	21.20%	7.695	360	81.03	722
Single Family	1,440	551,173,121.04	64.45%	7.691	360	78.80	717
Two-Four Family	100	35,572,687.70	4.16%	7.703	360	76.05	724
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	437	118,440,547.55	13.85%	7.541	360	75.98	731
Primary	1,710	697,528,251.45	81.56%	7.714	360	79.81	718
Second Home	113	39,243,065.80	4.59%	7.709	360	79.90	727
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	7	927,843.37	0.11%	7.656	360	87.79	698
Alaska	1	268,500.00	0.03%	7.250	360	72.57	757
Arizona	112	35,204,509.15	4.12%	7.761	360	80.56	721
California	798	362,412,869.87	42.38%	7.713	360	79.28	715
Colorado	35	12,548,514.95	1.47%	7.669	360	79.97	742
Connecticut	21	14,692,351.90	1.72%	7.435	359	76.33	720
Delaware	7	1,836,050.00	0.21%	7.575	360	82.58	720
District of Columbia	10	3,425,785.15	0.40%	7.435	359	76.25	709
Florida	354	113,366,820.24	13.26%	7.751	360	78.74	725
Georgia	29	7,422,502.58	0.87%	7.609	360	81.32	722
Hawaii	30	21,557,662.60	2.52%	7.768	359	68.78	754
Idaho	7	1,466,050.00	0.17%	7.557	360	77.05	734
Illinois	42	13,226,623.38	1.55%	7.511	359	81.99	723
Indiana	6	1,570,832.34	0.18%	7.535	359	88.46	737
Kansas	1	125,600.00	0.01%	7.250	360	80.00	802
Louisiana	1	112,100.00	0.01%	8.375	360	95.00	687
Maryland	117	37,823,681.97	4.42%	7.361	360	76.38	722
Massachusetts	29	13,455,355.13	1.57%	7.457	359	79.11	719
Michigan	31	5,886,300.69	0.69%	7.986	360	83.80	714
Minnesota	30	9,606,865.58	1.12%	7.750	360	83.19	722
Mississippi	3	283,250.00	0.03%	7.994	359	83.83	754
Missouri	6	1,417,030.70	0.17%	8.078	360	90.13	725
Montana	3	854,895.63	0.10%	7.554	359	92.93	683
Nevada	69	21,089,569.76	2.47%	8.058	360	87.13	708
New Jersey	25	8,987,510.76	1.05%	7.614	360	78.61	706
New Mexico	6	1,391,959.77	0.16%	7.730	359	82.26	728
New York	63	35,333,856.94	4.13%	7.625	360	71.64	720
North Carolina	32	11,075,561.54	1.30%	7.461	359	77.07	708
Ohio	10	1,023,345.76	0.12%	7.846	359	81.41	708
Oklahoma	1	158,850.00	0.02%	8.855	360	90.00	714
Oregon	48	13,236,172.50	1.55%	7.694	360	80.30	728
Pennsylvania	20	5,684,469.17	0.66%	7.513	360	79.54	718
Rhode Island	2	381,900.00	0.04%	7.693	360	72.59	717
South Carolina	14	5,223,999.83	0.61%	7.258	360	84.30	732
South Dakota	1	213,930.00	0.03%	8.750	359	90.00	662
Tennessee	16	3,718,752.72	0.43%	7.295	359	81.24	713
Texas	11	1,689,895.65	0.20%	8.183	360	84.11	698
Utah	41	12,304,080.49	1.44%	7.938	360	83.32	722
Vermont	1	216,653.23	0.03%	7.975	359	82.76	791
Virginia	90	31,202,473.59	3.65%	7.779	360	83.63	713
Washington	122	40,878,465.03	4.78%	7.597	360	81.92	729
Wisconsin	4	1,200,872.83	0.14%	8.236	360	84.72	729
Wyoming	4	707,550.00	0.08%	7.651	360	82.34	706
Total	2,260	855,211,864.80	100.00%	7.690	360	79.28	720

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.500 - 2.999	1,184	475,151,987.61	58.62%	7.342	360	72.25	724
3.000 - 3.499	269	111,933,416.51	13.81%	7.812	360	84.81	739
3.500 - 3.999	461	158,893,202.41	19.60%	8.249	360	91.70	712
4.000 - 4.499	177	62,942,754.51	7.77%	8.746	360	91.40	679
4.500 - 4.999	2	1,078,250.00	0.13%	8.022	360	95.00	730
5.000 - 5.499	1	549,694.76	0.07%	8.375	359	84.31	670
Total	2,094	810,549,305.80	100.00%	7.695	360	79.33	720

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.500 - 2.999	1,180	474,486,774.61	58.54%	7.342	360	72.25	724
3.000 - 3.499	273	112,598,629.51	13.89%	7.808	360	84.75	739
3.500 - 3.999	461	158,893,202.41	19.60%	8.249	360	91.70	712
4.000 - 4.499	177	62,942,754.51	7.77%	8.746	360	91.40	679
4.500 - 4.999	2	1,078,250.00	0.13%	8.022	360	95.00	730
5.000 - 5.499	1	549,694.76	0.07%	8.375	359	84.31	670
Total	2,094	810,549,305.80	100.00%	7.695	360	79.33	720

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
12.500 -12.999	2,094	810,549,305.80	100.00%	7.695	360	79.33	720
Total	2,094	810,549,305.80	100.00%	7.695	360	79.33	720

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
04/01/10	1	92,095.76	0.01%	8.380	358	90.00	750
05/01/10	12	5,318,527.73	0.66%	7.747	359	80.27	717
06/01/10	23	9,403,200.00	1.16%	7.937	360	78.12	721
01/01/12	8	2,506,498.30	0.31%	7.706	355	77.71	730
03/01/12	12	5,450,640.18	0.67%	7.168	357	70.99	688
04/01/12	26	13,192,206.70	1.63%	7.380	358	74.45	700
05/01/12	553	225,486,774.48	27.82%	7.675	359	78.05	726
06/01/12	1,196	450,897,029.27	55.63%	7.717	360	80.59	719
08/01/12	1	100,000.00	0.01%	7.875	360	54.06	669
05/01/14	27	11,393,561.93	1.41%	7.579	359	76.20	736
06/01/14	113	42,914,329.00	5.29%	7.606	360	79.08	713
07/01/14	1	495,000.00	0.06%	8.250	360	90.00	651
05/01/17	36	15,239,943.45	1.88%	7.683	359	77.08	723
06/01/17	84	27,819,499.00	3.43%	7.844	360	76.32	720
07/01/17	1	240,000.00	0.03%	7.375	360	80.00	787
Total	2,094	810,549,305.80	100.00%	7.695	360	79.33	720

Months to Pymt Adj	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
35	1	92,095.76	0.01%	8.380	358	90.00	750
36	12	5,318,527.73	0.66%	7.747	359	80.27	717
37	23	9,403,200.00	1.16%	7.937	360	78.12	721
56	8	2,506,498.30	0.31%	7.706	355	77.71	730
58	12	5,450,640.18	0.67%	7.168	357	70.99	688
59	26	13,192,206.70	1.63%	7.380	358	74.45	700
60	553	225,486,774.48	27.82%	7.675	359	78.05	726
61	1,197	450,997,029.27	55.64%	7.717	360	80.58	719
84	27	11,393,561.93	1.41%	7.579	359	76.20	736
85	114	43,409,329.00	5.36%	7.614	360	79.20	713
120	36	15,239,943.45	1.88%	7.683	359	77.08	723
121	85	28,059,499.00	3.46%	7.840	360	76.35	720
Total	2,094	810,549,305.80	100.00%	7.695	360	79.33	720

Group 1 Statistical Mortgage Loans
As of the Cut-Off Date (does not include pre-funding)
		Minimum	Maximum
Scheduled Principal Balance	$400,925,163	$26,250	$650,000
Average Scheduled Principal Balance	$258,996
Number of Mortgage Loans	1,548

Weighted Average Gross Coupon	7.763%	6.125%	9.875%
Weighted Average FICO Score	717	621	827
Weighted Average Original LTV	80.17%	19.00%	100.00%
Weighted Average Effective Original LTV	70.13%	19.00%	90.00%
Weighted Average CLTV including Silent Seconds	80.32%	19.00%	100.00%
Weighted Average Effective CLTV including Silent Seconds	70.28%	19.00%	90.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	360 months	355 months	360 months
Weighted Average Seasoning	0 months	0 months	5 months

Weighted Average Gross Margin (1)	3.167%	2.750%	4.850%
Weighted Average Minimum Interest Rate (1)	3.168%	2.750%	4.850%
Weighted Average Maximum Interest Rate (1)	12.950%	12.950%	12.950%
Weighted Average Initial Rate Cap (1)	0.000%	0.000%	0.000%
Weighted Average Subsequent Rate Cap (1)	0.000%	0.000%	0.000%
Weighted Average Months to Roll (1)	64 months	34 months	120 months

Maturity Date		Jan 1 2037	Aug 1 2037
Maximum Zip Code Concentration	0.60%	92114

ARM	91.76%	Investor	21.30%
Fixed Rate	8.24%	Primary	73.43%
		Second Home	5.27%
Fixed Rate Negam	8.24%
Negam 10/1 Mo Libor	0.81%	Top 5 States:
Negam 10/1 Mo MTA	4.62%	California	31.91%
Negam 3/1 Mo Libor 3-10 Yr IO	0.42%	Florida	16.23%
Negam 3/1 Mo MTA 3-10 Yr IO	1.12%	Washington	6.38%
Negam 5/1 Mo Libor 5-10 Yr IO	9.97%	Maryland	6.13%
Negam 5/1 Mo MTA 5-10 Yr IO	68.63%	Arizona	5.23%
Negam 7/1 Mo Libor 7-10 Yr IO	1.33%
Negam 7/1 Mo MTA 7-10 Yr IO	4.86%
		Top 5 Cities:
Interest Only	100.00%	Las Vegas	2.40%
		Miami	1.30%
Prepay Penalty: N/A	14.51%	Sacramento	1.24%
Prepay Penalty: 12 months	17.02%	Oakland	1.21%
Prepay Penalty: 24 months	11.12%	San Diego	1.12%
Prepay Penalty: 36 months	57.36%

First Lien	100.00%	Top 5 Zip Codes:
		92114	0.60%
Full Income/Full Asset	25.81%	95206	0.39%
Stated Income/Full Asset	74.19%	92345	0.39%
		94804	0.39%
Condo High-Rise	0.08%	96768	0.38%
Condo Low-Rise	5.60%
Condominium	6.18%	Cash Out Refinance	58.15%
Cooperative	0.22%	Purchase	17.22%
PUD	19.31%	Rate/Term Refinance	24.62%
Single Family	61.37%
Two-Four Family	7.24%
(1) For adjustable rate loans only

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	5	188,403.86	0.05%	7.811	359	80.29	707
50,000.01 - 100,000.00	58	4,518,100.90	1.13%	7.671	360	73.23	723
100,000.01 - 150,000.00	146	18,964,682.19	4.73%	7.728	360	77.09	722
150,000.01 - 200,000.00	281	49,161,419.18	12.26%	7.711	360	78.32	722
200,000.01 - 250,000.00	271	60,765,221.35	15.16%	7.774	360	80.77	719
250,000.01 - 300,000.00	241	66,427,969.48	16.57%	7.722	360	79.68	712
300,000.01 - 350,000.00	228	73,526,633.00	18.34%	7.858	360	82.68	721
350,000.01 - 400,000.00	206	77,275,061.61	19.27%	7.784	360	80.61	713
400,000.01 - 450,000.00	75	31,006,116.31	7.73%	7.747	360	82.07	708
450,000.01 - 500,000.00	17	8,080,891.20	2.02%	7.813	360	78.61	725
500,000.01 - 550,000.00	12	6,180,441.97	1.54%	7.588	360	73.16	732
550,000.01 - 600,000.00	4	2,339,721.32	0.58%	7.001	360	67.98	716
600,000.01 - 650,000.00	4	2,490,500.49	0.62%	7.759	360	74.68	702
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
6.000 - 6.499	1	410,726.38	0.10%	6.125	359	46.86	806
6.500 - 6.999	151	40,169,884.65	10.02%	6.788	360	72.86	722
7.000 - 7.499	378	92,907,322.25	23.17%	7.227	360	74.29	726
7.500 - 7.999	521	136,038,971.63	33.93%	7.709	360	78.45	720
8.000 - 8.499	270	69,736,758.72	17.39%	8.198	360	86.03	712
8.500 - 8.999	168	46,371,582.11	11.57%	8.718	360	91.31	704
9.000 - 9.499	47	12,477,458.63	3.11%	9.149	360	91.21	679
9.500 - 9.999	12	2,812,458.49	0.70%	9.579	360	89.50	671
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
620-649	106	26,636,840.28	6.64%	7.888	360	81.19	639
650-674	204	54,423,659.20	13.57%	7.916	360	78.70	664
675-699	279	74,567,971.06	18.60%	7.891	360	80.98	687
700-724	271	74,280,392.05	18.53%	7.804	360	81.42	711
725-749	249	61,630,531.03	15.37%	7.698	360	82.34	738
750-774	240	59,842,702.33	14.93%	7.607	360	79.04	762
775-799	148	37,956,451.08	9.47%	7.604	360	78.30	785
800-824	50	11,415,134.75	2.85%	7.339	360	72.55	808
825-849	1	171,481.08	0.04%	7.375	359	45.00	827
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Negam Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110.000	36	11,732,084.59	2.93%	7.477	360	73.65	704
115.000	200	55,872,397.27	13.94%	8.269	360	95.78	723
120.000	1,312	333,320,681.00	83.14%	7.688	360	77.79	716
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Effective Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	67	14,975,500.26	3.74%	7.335	360	40.54	740
50.00- 54.99	31	8,027,928.98	2.00%	7.344	360	53.27	717
55.00- 59.99	31	7,723,282.72	1.93%	7.329	360	58.88	730
60.00- 64.99	84	22,019,481.54	5.49%	7.796	360	74.03	717
65.00- 69.99	595	158,686,321.73	39.58%	8.206	360	89.64	713
70.00- 74.99	164	44,643,408.84	11.14%	7.623	360	76.73	718
75.00- 79.99	272	68,027,835.26	16.97%	7.439	360	76.82	717
80.00	302	76,220,195.37	19.01%	7.374	360	80.00	717
80.01- 84.99	1	398,187.05	0.10%	7.875	359	83.58	723
90.00- 94.99	1	203,021.11	0.05%	7.375	359	90.00	815
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	67	14,975,500.26	3.74%	7.335	360	40.54	740
50.00- 54.99	31	8,027,928.98	2.00%	7.344	360	53.27	717
55.00- 59.99	30	7,451,782.72	1.86%	7.295	360	57.99	731
60.00- 64.99	48	12,875,816.63	3.21%	7.424	360	62.82	711
65.00- 69.99	58	14,458,167.63	3.61%	7.369	360	67.34	711
70.00- 74.99	108	29,530,187.22	7.37%	7.401	360	72.64	722
75.00- 79.99	267	67,056,735.26	16.73%	7.428	360	76.67	718
80.00	302	76,220,195.37	19.01%	7.374	360	80.00	717
80.01- 84.99	37	10,075,342.64	2.51%	8.096	360	83.50	711
85.00- 89.99	146	39,673,290.33	9.90%	8.270	360	88.08	706
90.00- 94.99	299	78,328,782.24	19.54%	8.297	360	90.64	711
95.00- 99.99	113	30,875,681.79	7.70%	8.265	360	95.14	717
100.00	42	11,375,751.79	2.84%	8.222	360	100.00	749
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

CLTV with Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	67	14,975,500.26	3.74%	7.335	360	40.54	740
50.00- 54.99	31	8,027,928.98	2.00%	7.344	360	53.27	717
55.00- 59.99	30	7,451,782.72	1.86%	7.295	360	57.99	731
60.00- 64.99	46	12,155,906.38	3.03%	7.436	360	62.78	709
65.00- 69.99	58	14,458,167.63	3.61%	7.369	360	67.34	711
70.00- 74.99	105	28,542,516.69	7.12%	7.394	360	72.64	722
75.00- 79.99	264	65,985,975.36	16.46%	7.413	360	76.47	718
80.00	297	74,619,632.31	18.61%	7.365	360	80.00	718
80.01- 84.99	38	10,432,344.18	2.60%	8.071	360	83.24	712
85.00- 89.99	155	42,707,192.53	10.65%	8.235	360	87.35	705
90.00- 94.99	302	79,316,782.24	19.78%	8.294	360	90.49	711
95.00- 99.99	113	30,875,681.79	7.70%	8.265	360	95.14	717
100.00	42	11,375,751.79	2.84%	8.222	360	100.00	749
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Effective CLTV including Silent Seconds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	67	14,975,500.26	3.74%	7.335	360	40.54	740
50.00- 54.99	31	8,027,928.98	2.00%	7.344	360	53.27	717
55.00- 59.99	31	7,723,282.72	1.93%	7.329	360	58.88	730
60.00- 64.99	82	21,299,571.29	5.31%	7.815	360	74.38	716
65.00- 69.99	595	158,686,321.73	39.58%	8.206	360	89.64	713
70.00- 74.99	161	43,655,738.31	10.89%	7.623	360	76.82	718
75.00- 79.99	269	66,957,075.36	16.70%	7.425	360	76.63	718
80.00	297	74,619,632.31	18.61%	7.365	360	80.00	718
80.01- 84.99	2	755,188.59	0.19%	7.639	359	79.87	733
85.00- 89.99	9	3,033,902.20	0.76%	7.766	359	77.80	687
90.00- 94.99	4	1,191,021.11	0.30%	7.907	360	80.67	732
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	1,548	400,925,162.86	100.00%	7.763	360	80.17	717
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	464	116,073,113.73	28.95%	7.682	359	78.79	723
20.01 -25.00	276	74,954,514.58	18.70%	7.698	360	78.64	722
25.01 -30.00	226	60,363,180.40	15.06%	7.785	360	79.64	716
30.01 -35.00	171	43,297,121.62	10.80%	7.882	360	81.81	718
35.01 -40.00	179	48,449,271.94	12.08%	7.844	360	80.93	704
40.01 -45.00	156	39,384,441.64	9.82%	7.880	360	83.72	705
45.01 -50.00	50	12,339,492.83	3.08%	7.863	360	85.21	713
50.01 -55.00	12	2,902,997.00	0.72%	7.408	360	80.81	735
55.01 -60.00	1	294,500.00	0.07%	8.000	360	95.00	671
None	13	2,866,529.12	0.71%	7.376	360	77.44	722
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	1,402	367,895,389.86	91.76%	7.767	360	80.23	718
Fixed Rate	146	33,029,773.00	8.24%	7.715	360	79.55	708
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Fixed Rate Negam	146	33,029,773.00	8.24%	7.715	360	79.55	708
Negam 10/1 Mo Libor	13	3,246,661.57	0.81%	8.052	360	83.28	700
Negam 10/1 Mo MTA	74	18,538,128.01	4.62%	7.893	360	77.99	715
Negam 3/1 Mo Libor 3-10 Yr IO	7	1,693,623.25	0.42%	8.342	360	86.16	721
Negam 3/1 Mo MTA 3-10 Yr IO	18	4,480,417.69	1.12%	7.898	360	83.75	718
Negam 5/1 Mo Libor 5-10 Yr IO	162	39,978,312.03	9.97%	7.915	360	85.98	720
Negam 5/1 Mo MTA 5-10 Yr IO	1,033	275,169,223.75	68.63%	7.731	360	79.53	718
Negam 7/1 Mo Libor 7-10 Yr IO	21	5,316,551.56	1.33%	7.910	360	85.02	710
Negam 7/1 Mo MTA 7-10 Yr IO	74	19,472,472.00	4.86%	7.687	360	77.31	713
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Prepayment Penalty Original Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	234	58,160,468.26	14.51%	7.619	360	81.41	719
Prepay Penalty: 12 months	265	68,225,260.31	17.02%	7.571	360	80.39	716
Prepay Penalty: 24 months	171	44,566,860.50	11.12%	7.771	360	81.21	719
Prepay Penalty: 36 months	878	229,972,573.79	57.36%	7.855	360	79.60	716
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Silent Second	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Second	1,532	395,480,342.34	98.64%	7.764	360	80.24	717
Silent Second	16	5,444,820.52	1.36%	7.696	359	75.67	707
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Full Income/Full Asset	435	103,463,013.06	25.81%	7.698	360	83.70	722
Stated Income/Full Asset	1,113	297,462,149.80	74.19%	7.786	360	78.95	715
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	900	233,157,580.83	58.15%	7.680	360	76.88	717
Purchase	285	69,044,003.84	17.22%	7.884	360	88.42	731
Rate/Term Refinance	363	98,723,578.19	24.62%	7.873	360	82.19	707
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condo High-Rise	1	338,484.66	0.08%	7.500	359	72.89	741
Condo Low-Rise	92	22,439,321.41	5.60%	7.694	359	80.13	738
Condominium	100	24,775,460.00	6.18%	7.827	360	82.50	718
Cooperative	4	874,362.79	0.22%	6.927	360	78.21	689
PUD	296	77,426,723.49	19.31%	7.801	360	83.02	724
Single Family	965	246,058,621.46	61.37%	7.757	360	79.57	712
Two-Four Family	90	29,012,189.05	7.24%	7.739	360	75.88	724
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	385	85,414,509.12	21.30%	7.541	360	76.57	729
Primary	1,075	294,381,467.48	73.43%	7.812	360	80.92	712
Second Home	88	21,129,186.26	5.27%	7.971	360	84.34	731
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	6	803,393.37	0.20%	7.699	360	86.67	688
Alaska	1	268,500.00	0.07%	7.250	360	72.57	757
Arizona	90	20,961,719.46	5.23%	7.876	360	82.58	715
California	404	127,928,110.90	31.91%	7.766	360	77.67	713
Colorado	29	6,650,944.23	1.66%	7.829	360	86.43	735
Connecticut	11	2,652,852.87	0.66%	7.619	360	75.76	730
Delaware	7	1,836,050.00	0.46%	7.575	360	82.58	720
District of Columbia	7	1,780,461.99	0.44%	7.438	359	72.27	700
Florida	281	65,074,937.42	16.23%	7.792	360	79.58	719
Georgia	26	4,495,858.58	1.12%	7.987	360	84.08	718
Hawaii	25	10,492,156.06	2.62%	7.580	360	76.20	726
Idaho	6	991,050.00	0.25%	7.525	360	87.56	730
Illinois	33	7,842,501.32	1.96%	7.772	360	84.31	718
Indiana	5	1,011,966.48	0.25%	7.900	359	93.29	744
Kansas	1	125,600.00	0.03%	7.250	360	80.00	802
Louisiana	1	112,100.00	0.03%	8.375	360	95.00	687
Maryland	95	24,562,916.17	6.13%	7.442	360	78.43	716
Massachusetts	17	5,182,339.45	1.29%	7.648	359	81.79	716
Michigan	30	5,357,300.69	1.34%	7.947	360	83.07	717
Minnesota	22	5,376,651.50	1.34%	7.937	360	82.94	716
Mississippi	3	283,250.00	0.07%	7.994	359	83.83	754
Missouri	6	1,417,030.70	0.35%	8.078	360	90.13	725
Montana	2	388,800.00	0.10%	7.319	360	84.44	651
Nevada	56	14,873,504.39	3.71%	8.093	360	87.36	709
New Jersey	21	5,513,572.11	1.38%	7.823	360	80.59	693
New Mexico	6	1,391,959.77	0.35%	7.730	359	82.26	728
New York	36	11,732,084.59	2.93%	7.477	360	73.65	704
North Carolina	25	4,442,601.15	1.11%	7.586	360	82.12	711
Ohio	10	1,023,345.76	0.26%	7.846	359	81.41	708
Oklahoma	1	158,850.00	0.04%	8.855	360	90.00	714
Oregon	38	9,106,516.00	2.27%	7.691	360	78.46	728
Pennsylvania	12	1,420,938.17	0.35%	7.534	360	77.14	733
Rhode Island	2	381,900.00	0.10%	7.693	360	72.59	717
South Carolina	9	2,111,012.95	0.53%	7.688	360	87.76	735
South Dakota	1	213,930.00	0.05%	8.750	359	90.00	662
Tennessee	14	2,696,717.72	0.67%	7.432	359	81.74	719
Texas	11	1,689,895.65	0.42%	8.183	360	84.11	698
Utah	32	6,908,500.29	1.72%	7.903	360	85.23	722
Vermont	1	216,653.23	0.05%	7.975	359	82.76	791
Virginia	60	14,522,192.80	3.62%	7.930	360	85.42	715
Washington	98	25,594,974.26	6.38%	7.737	360	82.93	736
Wisconsin	3	621,972.83	0.16%	8.805	359	89.10	687
Wyoming	4	707,550.00	0.18%	7.651	360	82.34	706
Total	1,548	400,925,162.86	100.00%	7.763	360	80.17	717

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.500 - 2.999	806	205,676,378.49	55.91%	7.380	360	72.18	721
3.000 - 3.499	165	44,147,764.53	12.00%	7.893	360	87.15	740
3.500 - 3.999	316	85,388,363.28	23.21%	8.261	360	91.85	713
4.000 - 4.499	114	32,450,133.56	8.82%	8.747	360	91.20	676
4.500 - 4.999	1	232,750.00	0.06%	8.100	360	95.00	732
Total	1,402	367,895,389.86	100.00%	7.767	360	80.23	718

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.500 - 2.999	802	205,011,165.49	55.73%	7.381	360	72.17	721
3.000 - 3.499	169	44,812,977.53	12.18%	7.882	360	86.97	739
3.500 - 3.999	316	85,388,363.28	23.21%	8.261	360	91.85	713
4.000 - 4.499	114	32,450,133.56	8.82%	8.747	360	91.20	676
4.500 - 4.999	1	232,750.00	0.06%	8.100	360	95.00	732
Total	1,402	367,895,389.86	100.00%	7.767	360	80.23	718

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
12.500 -12.999	1,402	367,895,389.86	100.00%	7.767	360	80.23	718
Total	1,402	367,895,389.86	100.00%	7.767	360	80.23	718

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
04/01/10	1	92,095.76	0.03%	8.380	358	90.00	750
05/01/10	8	2,116,245.18	0.58%	7.979	359	82.66	723
06/01/10	16	3,965,700.00	1.08%	8.034	360	85.21	716
01/01/12	7	2,014,835.49	0.55%	7.695	355	77.15	735
03/01/12	7	1,558,987.18	0.42%	7.674	357	79.80	681
04/01/12	11	2,832,205.98	0.77%	7.605	358	80.96	694
05/01/12	359	100,443,529.83	27.30%	7.726	359	79.15	723
06/01/12	810	208,197,977.30	56.59%	7.771	360	80.97	716
08/01/12	1	100,000.00	0.03%	7.875	360	54.06	669
05/01/14	21	5,677,123.56	1.54%	7.617	359	79.68	728
06/01/14	74	19,111,900.00	5.19%	7.770	360	78.76	708
05/01/17	18	4,618,840.58	1.26%	7.856	359	72.18	713
06/01/17	68	16,925,949.00	4.60%	7.941	360	80.57	712
07/01/17	1	240,000.00	0.07%	7.375	360	80.00	787
Total	1,402	367,895,389.86	100.00%	7.767	360	80.23	718

Months to Pymt Adj	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
35	1	92,095.76	0.03%	8.380	358	90.00	750
36	8	2,116,245.18	0.58%	7.979	359	82.66	723
37	16	3,965,700.00	1.08%	8.034	360	85.21	716
56	7	2,014,835.49	0.55%	7.695	355	77.15	735
58	7	1,558,987.18	0.42%	7.674	357	79.80	681
59	11	2,832,205.98	0.77%	7.605	358	80.96	694
60	359	100,443,529.83	27.30%	7.726	359	79.15	723
61	811	208,297,977.30	56.62%	7.771	360	80.95	716
84	21	5,677,123.56	1.54%	7.617	359	79.68	728
85	74	19,111,900.00	5.19%	7.770	360	78.76	708
120	18	4,618,840.58	1.26%	7.856	359	72.18	713
121	69	17,165,949.00	4.67%	7.933	360	80.56	713
Total	1,402	367,895,389.86	100.00%	7.767	360	80.23	718

Group 2 Statistical Mortgage Loans
As of the Cut-Off Date (does not include pre-funding)
		Minimum	Maximum
Scheduled Principal Balance	$454,286,702	$124,450	$8,027,507
Average Scheduled Principal Balance	$638,043
Number of Mortgage Loans	712

Weighted Average Gross Coupon	7.625%	6.500%	9.500%
Weighted Average FICO Score	723	621	814
Weighted Average Original LTV	78.50%	34.97%	100.00%
Weighted Average Effective Original LTV	71.26%	34.97%	89.99%
Weighted Average CLTV including Silent Seconds	78.87%	34.97%	100.00%
Weighted Average Effective CLTV including Silent Seconds	71.63%	34.97%	90.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	360 months	355 months	360 months
Weighted Average Seasoning	0 months	0 months	5 months

Weighted Average Gross Margin (1)	3.083%	2.750%	5.250%
Weighted Average Minimum Interest Rate (1)	3.083%	2.750%	5.250%
Weighted Average Maximum Interest Rate (1)	12.950%	12.950%	12.950%
Weighted Average Initial Rate Cap (1)	0.000%	0.000%	0.000%
Weighted Average Subsequent Rate Cap (1)	0.000%	0.000%	0.000%
Weighted Average Months to Roll (1)	64 months	35 months	120 months

Maturity Date		Jan 1 2037	Jul 1 2037
Maximum Zip Code Concentration	1.77%	96719

ARM	97.44%	Investor	7.27%
Fixed Rate	2.56%	Primary	88.74%
		Second Home	3.99%
Fixed Rate Negam	2.56%
Negam 10/1 Mo Libor	0.77%	Top 5 States:
Negam 10/1 Mo MTA	3.97%	California	51.62%
Negam 3/1 Mo Libor 3-10 Yr IO	0.36%	Florida	10.63%
Negam 3/1 Mo MTA 3-10 Yr IO	1.54%	New York	5.20%
Negam 5/1 Mo Libor 5-10 Yr IO	7.65%	Virginia	3.67%
Negam 5/1 Mo MTA 5-10 Yr IO	76.55%	Washington	3.36%
Negam 7/1 Mo Libor 7-10 Yr IO	1.31%
Negam 7/1 Mo MTA 7-10 Yr IO	5.29%
		Top 5 Cities:
Interest Only	100.00%	San Jose	2.86%
		Hawi	1.77%
Prepay Penalty: N/A	14.68%	San Francisco	1.69%
Prepay Penalty: 12 months	23.01%	Los Angeles	1.57%
Prepay Penalty: 24 months	17.40%	San Diego	1.50%
Prepay Penalty: 36 months	44.92%

First Lien	100.00%	Top 5 Zip Codes:
		96719	1.77%
Full Income/Full Asset	15.17%	94534	1.32%
Stated Income/Full Asset	84.83%	28173	1.02%
		93940	0.94%
Condo High-Rise	0.11%	95127	0.82%
Condo Low-Rise	4.36%
Condominium	4.05%	Cash Out Refinance	47.25%
PUD	22.87%	Purchase	19.67%
Single Family	67.16%	Rate/Term Refinance	33.08%
Two-Four Family	1.44%
(1) For adjustable rate loans only

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
100,000.01 - 150,000.00	2	266,011.00	0.06%	7.974	360	92.34	717
150,000.01 - 200,000.00	2	372,100.00	0.08%	8.300	360	95.00	749
200,000.01 - 250,000.00	5	1,089,673.36	0.24%	8.247	360	92.42	722
250,000.01 - 300,000.00	5	1,350,369.00	0.30%	7.883	359	87.15	717
300,000.01 - 350,000.00	9	2,929,588.07	0.64%	8.036	360	89.39	715
350,000.01 - 400,000.00	3	1,085,018.00	0.24%	7.956	360	93.32	718
400,000.01 - 450,000.00	117	50,628,817.45	11.14%	7.795	360	82.36	721
450,000.01 - 500,000.00	141	67,725,992.89	14.91%	7.893	360	83.08	711
500,000.01 - 550,000.00	116	60,934,087.81	13.41%	7.679	360	81.95	719
550,000.01 - 600,000.00	81	46,338,556.75	10.20%	7.595	360	81.72	725
600,000.01 - 650,000.00	68	42,454,965.38	9.35%	7.892	360	83.66	707
650,000.01 - 700,000.00	22	14,989,278.71	3.30%	7.124	360	75.11	741
700,000.01 - 750,000.00	31	22,490,606.60	4.95%	7.271	360	79.10	735
750,000.01 - 800,000.00	18	14,056,700.08	3.09%	7.430	360	76.69	738
800,000.01 - 850,000.00	11	9,079,002.10	2.00%	7.175	360	77.47	720
850,000.01 - 900,000.00	15	13,212,989.15	2.91%	7.278	359	72.47	726
900,000.01 - 950,000.00	10	9,224,787.55	2.03%	7.235	359	71.37	722
950,000.01 - 1,000,000.00	4	3,947,212.25	0.87%	7.189	360	68.20	716
1,000,000.01+	52	92,110,945.79	20.28%	7.508	360	68.60	732
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
6.500 - 6.999	112	77,437,106.37	17.05%	6.764	359	72.54	730
7.000 - 7.499	173	113,710,895.87	25.03%	7.208	360	76.05	728
7.500 - 7.999	205	131,253,082.62	28.89%	7.680	360	78.57	722
8.000 - 8.499	110	77,092,936.57	16.97%	8.161	360	78.78	728
8.500 - 8.999	82	39,546,193.50	8.71%	8.672	360	91.37	700
9.000 - 9.499	28	14,299,589.05	3.15%	9.178	360	91.68	676
9.500 - 9.999	2	946,897.96	0.21%	9.500	359	90.00	671
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
620-649	38	19,541,031.44	4.30%	7.979	360	78.13	638
650-674	74	43,302,327.96	9.53%	7.761	360	78.49	665
675-699	131	79,013,011.72	17.39%	7.882	360	81.55	688
700-724	152	103,075,149.43	22.69%	7.638	360	80.12	711
725-749	116	75,561,532.37	16.63%	7.449	360	77.11	736
750-774	115	72,534,961.43	15.97%	7.418	360	79.23	763
775-799	67	50,618,612.22	11.14%	7.541	360	72.41	787
800-824	18	10,191,200.37	2.24%	7.432	360	73.73	805
None	1	448,875.00	0.10%	7.625	360	95.00	N/A
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Negam Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110.000	27	23,601,772.35	5.20%	7.699	360	70.64	728
115.000	110	53,178,768.77	11.71%	8.315	360	95.09	724
120.000	575	377,506,160.82	83.10%	7.523	360	76.65	722
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Effective Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	11	10,289,425.41	2.26%	7.405	359	39.72	736
50.00- 54.99	14	18,670,132.97	4.11%	7.527	359	53.14	767
55.00- 59.99	9	6,553,758.62	1.44%	7.354	359	58.62	728
60.00- 64.99	28	18,316,200.62	4.03%	7.374	360	73.03	718
65.00- 69.99	264	138,859,397.59	30.57%	8.131	360	88.00	716
70.00- 74.99	101	72,330,612.97	15.92%	7.495	360	74.86	722
75.00- 79.99	117	86,028,024.27	18.94%	7.492	360	77.04	721
80.00	165	101,579,848.45	22.36%	7.226	360	80.00	726
80.01- 84.99	2	1,055,365.35	0.23%	8.524	360	90.40	699
85.00- 89.99	1	603,935.69	0.13%	8.500	359	89.99	674
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	11	10,289,425.41	2.26%	7.405	359	39.72	736
50.00- 54.99	14	18,670,132.97	4.11%	7.527	359	53.14	767
55.00- 59.99	9	6,553,758.62	1.44%	7.354	359	58.62	728
60.00- 64.99	14	11,216,399.05	2.47%	6.850	360	63.51	725
65.00- 69.99	30	22,148,898.47	4.88%	7.451	360	66.94	712
70.00- 74.99	70	55,769,926.12	12.28%	7.362	360	72.12	722
75.00- 79.99	116	85,542,024.27	18.83%	7.482	360	76.98	721
80.00	165	101,579,848.45	22.36%	7.226	360	80.00	726
80.01- 84.99	29	15,274,478.87	3.36%	7.943	359	83.74	717
85.00- 89.99	72	38,685,677.15	8.52%	8.246	360	88.58	710
90.00- 94.99	95	47,103,614.67	10.37%	8.183	360	90.94	712
95.00- 99.99	78	37,665,098.78	8.29%	8.414	360	95.00	724
100.00	9	3,787,419.11	0.83%	7.876	360	100.00	733
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

CLTV with Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	11	10,289,425.41	2.26%	7.405	359	39.72	736
50.00- 54.99	12	17,555,132.97	3.86%	7.565	359	53.14	769
55.00- 59.99	9	6,483,758.62	1.43%	7.300	359	58.07	728
60.00- 64.99	14	11,216,399.05	2.47%	6.850	360	63.51	725
65.00- 69.99	30	22,282,898.47	4.91%	7.417	360	66.61	713
70.00- 74.99	69	54,569,926.12	12.01%	7.351	360	72.08	721
75.00- 79.99	114	83,542,024.27	18.39%	7.471	360	76.94	722
80.00	151	93,142,050.00	20.50%	7.215	360	79.92	726
80.01- 84.99	32	18,107,853.39	3.99%	7.862	360	83.07	716
85.00- 89.99	84	46,067,106.37	10.14%	8.118	360	87.00	712
90.00- 94.99	99	49,577,609.38	10.91%	8.169	360	90.18	713
95.00- 99.99	78	37,665,098.78	8.29%	8.414	360	95.00	724
100.00	9	3,787,419.11	0.83%	7.876	360	100.00	733
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723
Effective CLTV including Silent Seconds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	11	10,289,425.41	2.26%	7.405	359	39.72	736
50.00- 54.99	12	17,555,132.97	3.86%	7.565	359	53.14	769
55.00- 59.99	9	6,483,758.62	1.43%	7.300	359	58.07	728
60.00- 64.99	28	18,316,200.62	4.03%	7.374	360	73.03	718
65.00- 69.99	264	138,993,397.59	30.60%	8.125	360	87.92	716
70.00- 74.99	100	71,130,612.97	15.66%	7.489	360	74.88	721
75.00- 79.99	115	84,028,024.27	18.50%	7.482	360	77.00	721
80.00	151	93,142,050.00	20.50%	7.215	360	79.92	726
80.01- 84.99	5	3,888,739.87	0.86%	7.727	360	82.42	709
85.00- 89.99	12	7,381,429.22	1.62%	7.446	360	78.77	723
90.00- 94.99	5	3,077,930.40	0.68%	8.027	360	78.52	717
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	712	454,286,701.94	100.00%	7.625	360	78.50	723
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	209	149,213,319.97	32.85%	7.545	359	75.38	730
20.01 -25.00	155	94,300,604.50	20.76%	7.587	359	79.03	723
25.01 -30.00	103	59,218,306.45	13.04%	7.690	360	80.73	723
30.01 -35.00	96	61,094,963.44	13.45%	7.623	360	77.44	716
35.01 -40.00	69	44,552,128.88	9.81%	7.788	360	81.06	714
40.01 -45.00	54	30,318,958.70	6.67%	7.746	360	84.52	714
45.01 -50.00	22	11,067,720.00	2.44%	7.844	360	83.99	705
50.01 -55.00	4	4,520,700.00	1.00%	7.266	360	76.30	702
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	692	442,653,915.94	97.44%	7.636	360	78.57	723
Fixed Rate	20	11,632,786.00	2.56%	7.219	360	75.57	721
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Fixed Rate Negam	20	11,632,786.00	2.56%	7.219	360	75.57	721
Negam 10/1 Mo Libor	5	3,493,234.77	0.77%	7.510	359	80.27	730
Negam 10/1 Mo MTA	29	18,021,418.10	3.97%	7.679	360	73.26	730
Negam 3/1 Mo Libor 3-10 Yr IO	3	1,638,682.14	0.36%	8.054	360	79.36	693
Negam 3/1 Mo MTA 3-10 Yr IO	8	7,001,100.41	1.54%	7.698	360	74.08	727
Negam 5/1 Mo Libor 5-10 Yr IO	67	34,737,841.51	7.65%	7.966	360	87.30	716
Negam 5/1 Mo MTA 5-10 Yr IO	534	347,747,771.64	76.55%	7.610	360	78.07	723
Negam 7/1 Mo Libor 7-10 Yr IO	11	5,961,639.03	1.31%	7.350	360	82.82	698
Negam 7/1 Mo MTA 7-10 Yr IO	35	24,052,228.34	5.29%	7.537	360	77.13	727
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Prepayment Penalty Original Term	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	93	66,681,387.38	14.68%	7.362	360	79.27	726
Prepay Penalty: 12 months	155	104,522,150.65	23.01%	7.464	360	77.24	724
Prepay Penalty: 24 months	118	79,039,668.78	17.40%	7.615	360	78.62	719
Prepay Penalty: 36 months	346	204,043,495.13	44.92%	7.797	360	78.84	723
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Silent Second	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Second	689	437,277,068.52	96.26%	7.629	360	78.77	722
Silent Second	23	17,009,633.42	3.74%	7.514	360	71.41	726
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Full Income/Full Asset	115	68,922,841.09	15.17%	7.441	360	80.58	713
Stated Income/Full Asset	597	385,363,860.85	84.83%	7.658	360	78.12	724
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	332	214,635,141.91	47.25%	7.497	360	73.40	725
Purchase	156	89,379,466.67	19.67%	7.803	360	86.41	727
Rate/Term Refinance	224	150,272,093.36	33.08%	7.701	360	81.06	716
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condo High-Rise	1	522,000.00	0.11%	6.750	360	54.66	793
Condo Low-Rise	32	19,807,850.19	4.36%	7.590	359	76.34	753
Condominium	30	18,407,169.00	4.05%	7.562	360	81.39	723
PUD	164	103,874,684.52	22.87%	7.616	360	79.54	721
Single Family	475	305,114,499.58	67.16%	7.637	360	78.18	721
Two-Four Family	10	6,560,498.65	1.44%	7.544	359	76.78	727
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	52	33,026,038.43	7.27%	7.541	360	74.43	736
Primary	635	403,146,783.97	88.74%	7.642	360	79.00	721
Second Home	25	18,113,879.54	3.99%	7.403	360	74.73	722
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	1	124,450.00	0.03%	7.375	360	95.00	765
Arizona	22	14,242,789.69	3.14%	7.592	360	77.59	729
California	394	234,484,758.97	51.62%	7.683	360	80.17	717
Colorado	6	5,897,570.72	1.30%	7.488	360	72.68	750
Connecticut	10	12,039,499.03	2.65%	7.394	359	76.45	717
District of Columbia	3	1,645,323.16	0.36%	7.432	359	80.55	719
Florida	73	48,291,882.82	10.63%	7.695	360	77.60	734
Georgia	3	2,926,644.00	0.64%	7.027	359	77.07	727
Hawaii	5	11,065,506.54	2.44%	7.946	359	61.75	780
Idaho	1	475,000.00	0.10%	7.625	360	55.11	741
Illinois	9	5,384,122.06	1.19%	7.131	359	78.62	731
Indiana	1	558,865.86	0.12%	6.875	358	79.71	724
Maryland	22	13,260,765.80	2.92%	7.212	360	72.58	734
Massachusetts	12	8,273,015.68	1.82%	7.338	359	77.43	720
Michigan	1	529,000.00	0.12%	8.375	360	91.21	680
Minnesota	8	4,230,214.08	0.93%	7.511	360	83.51	729
Montana	1	466,095.63	0.10%	7.750	359	100.00	710
Nevada	13	6,216,065.37	1.37%	7.974	360	86.58	706
New Jersey	4	3,473,938.65	0.76%	7.282	360	75.47	727
New York	27	23,601,772.35	5.20%	7.699	360	70.64	728
North Carolina	7	6,632,960.39	1.46%	7.378	359	73.70	706
Oregon	10	4,129,656.50	0.91%	7.702	360	84.37	730
Pennsylvania	8	4,263,531.00	0.94%	7.506	360	80.34	713
South Carolina	5	3,112,986.88	0.69%	6.966	359	81.96	730
Tennessee	2	1,022,035.00	0.22%	6.933	359	79.90	697
Utah	9	5,395,580.20	1.19%	7.983	360	80.86	723
Virginia	30	16,680,280.79	3.67%	7.647	360	82.07	712
Washington	24	15,283,490.77	3.36%	7.364	360	80.23	718
Wisconsin	1	578,900.00	0.13%	7.625	360	80.00	775
Total	712	454,286,701.94	100.00%	7.625	360	78.50	723

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.500 - 2.999	378	269,475,609.12	60.88%	7.313	360	72.31	727
3.000 - 3.499	104	67,785,651.98	15.31%	7.759	360	83.29	738
3.500 - 3.999	145	73,504,839.13	16.61%	8.234	360	91.54	710
4.000 - 4.499	63	30,492,620.95	6.89%	8.745	360	91.62	681
4.500 - 4.999	1	845,500.00	0.19%	8.000	360	95.00	729
5.000 - 5.499	1	549,694.76	0.12%	8.375	359	84.31	670
Total	692	442,653,915.94	100.00%	7.636	360	78.57	723

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.500 - 2.999	378	269,475,609.12	60.88%	7.313	360	72.31	727
3.000 - 3.499	104	67,785,651.98	15.31%	7.759	360	83.29	738
3.500 - 3.999	145	73,504,839.13	16.61%	8.234	360	91.54	710
4.000 - 4.499	63	30,492,620.95	6.89%	8.745	360	91.62	681
4.500 - 4.999	1	845,500.00	0.19%	8.000	360	95.00	729
5.000 - 5.499	1	549,694.76	0.12%	8.375	359	84.31	670
Total	692	442,653,915.94	100.00%	7.636	360	78.57	723

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
12.500 -12.999	692	442,653,915.94	100.00%	7.636	360	78.57	723
Total	692	442,653,915.94	100.00%	7.636	360	78.57	723

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
05/01/10	4	3,202,282.55	0.72%	7.595	359	78.70	713
06/01/10	7	5,437,500.00	1.23%	7.866	360	72.95	725
01/01/12	1	491,662.81	0.11%	7.750	355	80.00	710
03/01/12	5	3,891,653.00	0.88%	6.966	357	67.46	691
04/01/12	15	10,360,000.72	2.34%	7.319	358	72.67	702
05/01/12	194	125,043,244.65	28.25%	7.635	359	77.17	728
06/01/12	386	242,699,051.97	54.83%	7.671	360	80.26	721
05/01/14	6	5,716,438.37	1.29%	7.541	359	72.75	744
06/01/14	39	23,802,429.00	5.38%	7.475	360	79.34	717
07/01/14	1	495,000.00	0.11%	8.250	360	90.00	651
05/01/17	18	10,621,102.87	2.40%	7.609	359	79.21	727
06/01/17	16	10,893,550.00	2.46%	7.693	360	69.72	732
Total	692	442,653,915.94	100.00%	7.636	360	78.57	723

Months to Pymt Adj	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
36	4	3,202,282.55	0.72%	7.595	359	78.70	713
37	7	5,437,500.00	1.23%	7.866	360	72.95	725
56	1	491,662.81	0.11%	7.750	355	80.00	710
58	5	3,891,653.00	0.88%	6.966	357	67.46	691
59	15	10,360,000.72	2.34%	7.319	358	72.67	702
60	194	125,043,244.65	28.25%	7.635	359	77.17	728
61	386	242,699,051.97	54.83%	7.671	360	80.26	721
84	6	5,716,438.37	1.29%	7.541	359	72.75	744
85	40	24,297,429.00	5.49%	7.490	360	79.55	716
120	18	10,621,102.87	2.40%	7.609	359	79.21	727
121	16	10,893,550.00	2.46%	7.693	360	69.72	732
Total	692	442,653,915.94	100.00%	7.636	360	78.57	723

HarborView Mortgage Loan Pass-Through Certificates 2007-5

Preliminary Marketing Materials

The issuer has filed a registration statement (including a base prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest in this offering, you should read the base prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov<http://www.sec.gov/>. Alternatively, RBS Greenwich Capital will arrange to send you the base prospectus at no charge if you request it by calling 1-866-884-2071 or emailing offeringmaterials@rbsgc.com.

This free writing prospectus is being delivered to you solely to provide you with information about the offering and to solicit an offer to purchase the offered securities. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase such securities. Any such commitment shall be subject to the conditions specified below.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supersedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities. If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein. The underwriters' obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein. If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

For asset-backed and mortgage-backed securities: Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information. Any such information or assumptions are subject to change. The information in this free writing prospectus may reflect assumptions specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear below or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of these materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

  Structuring Assumptions

Prepayments of mortgage loans are commonly measured relative to a prepayment standard or model. The model used with respect to the mortgage loans assumes a constant prepayment rate or “CPR.” This is not a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the mortgage loans.

The tables were prepared on the basis of the assumptions in the following paragraph and the tables set forth below. There are certain differences between the loan characteristics included in those assumptions and the characteristics of the actual mortgage loans. Any such discrepancy may have an effect upon the percentages of original certificate principal balances outstanding and weighted average lives of the offered certificates set forth in the tables. In addition, since the actual mortgage loans in the trust will have characteristics that differ from those assumed in preparing the tables set forth below, the distributions of principal of the classes of offered certificates may be made earlier or later than indicated in the tables.

The percentages and weighted average lives in the tables were determined based on the assumptions listed below.

•	Each Loan Group of Mortgage Loans will have the characteristics set forth in the table below.

•	Distributions on the certificates are received, in cash, on the 19th day of each month, commencing in July 2007.

•	The mortgage loans prepay at the related constant percentages of CPR.

•	No defaults or delinquencies occur in the payment by borrowers of principal and interest on the mortgage loans and no net interest shortfalls are incurred.

•	No mortgage loan is purchased by the seller from the trust pursuant to any obligation or option under the pooling and servicing agreement (other than an optional termination as described below).

•
Scheduled monthly payments on the mortgage loans are received on the first day of each month commencing in July 2007 for the initial mortgage loans and August 2007 for the subsequent mortgage loans and are computed prior to giving effect to any prepayments, which are computed after giving effect to scheduled payments received on the following day, received in the prior month.

•
Prepayments representing payment in full of individual mortgage loans are received on the last day of each month commencing in June 2007 for the initial mortgage loans and July 2007 for the subsequent mortgage loans and include 30 days' interest.

•
The scheduled monthly payment for each mortgage loan is calculated based on its principal balance, loan rate and remaining term to maturity such that the mortgage loan will amortize in amounts sufficient to repay the remaining principal balance of the mortgage loan by its remaining term to maturity.

•	Interest accrues on each certificate at the related pass-through rate described under “Description of the Certificates—Interest—Pass-Through Rates” in this prospectus supplement.

•	The initial certificate principal balance of each class of certificates is as set forth on the cover or as described in this prospectus supplement.

•	MTA and 1-Month LIBOR are 5.022% and 5.320%, respectively.

•	No optional termination of the trust will occur, except that this assumption does not apply to the calculation of weighted average lives to the optional termination.

•	The certificates are purchased on July 12, 2007.

•	None of the mortgage loans have initial periodic rate caps, subsequent periodic rate caps or payment caps.

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-1
WAL	10.05	7.73	6.18	5.05	3.81
Mod Durn 30360	7.19	5.94	4.97	4.20	3.30
Principal Window Begin	73	59	44	37	38
Principal Window End	175	132	104	84	59

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-1
WAL	10.53	8.13	6.50	5.32	4.05
Mod Durn 30360	7.37	6.13	5.15	4.36	3.47
Principal Window Begin	73	59	44	37	38
Principal Window End	224	173	138	112	78

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-2
WAL	10.05	7.73	6.17	5.05	3.78
Mod Durn 30360	7.11	5.89	4.93	4.17	3.26
Principal Window Begin	73	59	44	37	38
Principal Window End	175	132	104	84	59

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-2
WAL	10.36	7.99	6.38	5.22	3.99
Mod Durn 30360	7.23	6.01	5.05	4.28	3.41
Principal Window Begin	73	59	44	37	38
Principal Window End	203	155	123	100	73

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-3
WAL	10.05	7.72	6.17	5.05	3.78
Mod Durn 30360	7.04	5.83	4.89	4.14	3.25
Principal Window Begin	73	59	44	37	38
Principal Window End	175	132	104	84	59

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-3
WAL	10.23	7.88	6.29	5.15	3.94
Mod Durn 30360	7.11	5.90	4.96	4.21	3.36
Principal Window Begin	73	59	44	37	38
Principal Window End	192	146	115	93	70

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-4
WAL	10.04	7.72	6.16	5.04	3.78
Mod Durn 30360	6.85	5.71	4.81	4.08	3.21
Principal Window Begin	73	59	44	37	38
Principal Window End	175	132	104	84	59

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-4
WAL	10.09	7.76	6.20	5.07	3.89
Mod Durn 30360	6.87	5.73	4.82	4.10	3.28
Principal Window Begin	73	59	44	37	38
Principal Window End	183	139	109	88	67

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-5
WAL	9.90	7.61	6.07	4.96	3.76
Mod Durn 30360	6.72	5.60	4.71	4.00	3.17
Principal Window Begin	73	59	44	37	37
Principal Window End	172	130	102	82	59

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-5
WAL	9.90	7.61	6.07	4.96	3.80
Mod Durn 30360	6.72	5.60	4.71	4.00	3.20
Principal Window Begin	73	59	44	37	37
Principal Window End	172	130	102	82	63

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-6
WAL	9.58	7.36	5.86	4.84	3.66
Mod Durn 30360	6.51	5.42	4.55	3.89	3.07
Principal Window Begin	73	59	44	37	37
Principal Window End	161	121	94	76	59

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-6
WAL	9.58	7.36	5.86	4.84	3.66
Mod Durn 30360	6.51	5.42	4.55	3.89	3.07
Principal Window Begin	73	59	44	37	37
Principal Window End	161	121	94	76	59

Weighted Average Lives	(To Call)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-7
WAL	9.09	6.94	5.54	4.73	3.47
Mod Durn 30360	6.22	5.14	4.31	3.77	2.91
Principal Window Begin	73	59	44	37	37
Principal Window End	142	106	82	73	52

	(To Maturity)
Prepay	15 CPR	20 CPR	25 CPR	30 CPR	40 CPR
B-7
WAL	9.09	6.94	5.54	4.73	3.47
Mod Durn 30360	6.22	5.14	4.31	3.77	2.91
Principal Window Begin	73	59	44	37	37
Principal Window End	142	106	82	73	52

Excess Spread

Period	FWD 1 Month LIBOR (%)	FWD 1 Year MTA (%)	Excess Spread Under STATIC LIBOR /MTA (%)(2,3,4,5)	Excess Spread Under FORWARD LIBOR / MTA (%) (1,2,3,5)	Period	FWD 1 Month LIBOR (%)	FWD 1 Year MTA (%)	Excess Spread Under STATIC LIBOR /MTA (%)(2,3,4,5)	Excess Spread Under FORWARD LIBOR / MTA (%) (1,2,3,5)
1	5.32	5.02	4.68	4.68	53	5.58	5.12	1.63	1.45
2	5.34	4.99	1.33	1.31	54	5.59	5.12	1.77	1.58
3	5.35	4.97	1.33	1.30	55	5.60	5.13	1.65	1.44
4	5.34	4.97	1.52	1.50	56	5.60	5.13	1.66	1.45
5	5.34	4.99	1.33	1.31	57	5.61	5.13	1.94	1.74
6	5.34	4.99	1.52	1.50	58	5.62	5.14	1.69	1.46
7	5.34	4.99	1.33	1.31	59	5.63	5.14	1.85	1.62
8	5.34	4.99	1.33	1.31	60	5.64	5.15	1.58	1.36
9	5.34	4.99	1.70	1.68	61	5.65	5.15	1.82	1.64
10	5.34	4.99	1.33	1.31	62	5.67	5.16	1.72	1.51
11	5.34	5.00	1.51	1.49	63	5.68	5.16	1.73	1.51
12	5.33	5.01	0.81	0.81	64	5.69	5.17	1.91	1.70
13	5.32	5.02	0.80	0.80	65	5.70	5.17	1.74	1.51
14	5.31	5.04	0.83	0.83	66	5.70	5.18	1.92	1.70
15	5.30	5.05	0.84	0.84	67	5.71	5.18	1.74	1.51
16	5.30	5.06	0.85	0.85	68	5.72	5.19	1.75	1.51
17	5.29	5.06	0.86	0.86	69	5.72	5.19	2.29	2.10
18	5.28	5.07	0.88	0.88	70	5.72	5.20	1.76	1.53
19	5.28	5.08	0.88	0.88	71	5.72	5.20	1.94	1.73
20	5.28	5.09	0.89	0.89	72	5.71	5.21	1.76	1.55
21	5.29	5.10	0.96	0.96	73	5.71	5.21	1.95	1.75
22	5.29	5.10	0.91	0.91	74	5.70	5.22	1.80	1.60
23	5.30	5.11	0.94	0.95	75	5.70	5.22	1.81	1.62
24	5.32	5.12	0.93	0.93	76	5.70	5.22	1.99	1.81
25	5.34	5.12	0.97	0.97	77	5.70	5.22	1.82	1.63
26	5.35	5.12	0.94	0.94	78	5.70	5.23	2.00	1.82
27	5.37	5.12	0.95	0.94	79	5.70	5.23	1.83	1.64
28	5.39	5.12	1.01	0.99	80	5.71	5.23	1.83	1.64
29	5.40	5.12	0.97	0.95	81	5.72	5.23	2.39	2.22
30	5.42	5.12	1.03	1.01	82	5.73	5.24	1.85	1.63
31	5.43	5.11	0.99	0.96	83	5.74	5.24	2.04	1.83
32	5.44	5.11	0.99	0.96	84	5.75	5.24	1.87	1.64
33	5.45	5.11	1.18	1.15	85	5.77	5.24	2.08	1.86
34	5.46	5.11	1.01	0.96	86	5.78	5.25	1.91	1.67
35	5.46	5.11	1.08	1.03	87	5.79	5.25	1.92	1.68
36	5.46	5.11	1.02	0.97	88	5.80	5.25	2.10	1.87
37	5.47	5.10	1.11	1.06	89	5.81	5.26	1.93	1.67
38	5.48	5.10	1.05	0.99	90	5.82	5.26	2.11	1.87
39	5.49	5.10	1.07	1.00	91	5.82	5.26	1.94	1.68
40	5.50	5.10	1.18	1.10	92	5.83	5.27	1.95	1.68
41	5.51	5.10	1.11	1.01	93	5.83	5.27	2.49	2.28
42	5.52	5.10	1.22	1.12	94	5.83	5.27	1.96	1.71
43	5.53	5.10	1.13	1.01	95	5.83	5.28	2.14	1.91
44	5.54	5.10	1.19	1.06	96	5.83	5.28	1.97	1.73
45	5.54	5.10	1.94	1.82	97	5.83	5.28	2.16	1.93
46	5.55	5.11	1.60	1.45	98	5.83	5.28	1.99	1.74
47	5.56	5.11	1.72	1.58	99	5.83	5.29	2.00	1.75
48	5.56	5.11	1.61	1.45	100	5.83	5.29	2.18	1.96
49	5.56	5.11	1.74	1.59	101	5.83	5.29	2.01	1.78
50	5.57	5.11	1.62	1.45	102	5.83	5.29	2.20	1.98
51	5.57	5.11	1.62	1.45	103	5.84	5.29	2.03	1.78
52	5.58	5.12	1.76	1.58	104	5.84	5.29	2.04	1.79

(1)	The excess spread cited herein is calculated assuming all indices adjust to the rates specified in each respective forward curve and the collateral adjusts on a one month lookback period.
(2)	The collateral is run at the pricing speed of 25% CPR
(3)	Calculated as (a) interest collections on the collateral (net of any fees), less total interest on the Certificates divided by (b) collateral balance as of the beginning period times 12.
(4)	Assumes 1 month LIBOR stays at 5.320%, MTA stays at 5.022%
(5)	Assumes proceeds from Yield Maintenance Agreement are included.

Available Funds Schedule - All Certificates

Period	Available Funds Cap	Period	Available Funds Cap	Period	Available Funds Cap
1	NA	41	11.50	81	11.50
2	11.50	42	11.50	82	11.42
3	11.50	43	11.50	83	11.50
4	11.50	44	11.50	84	11.50
5	11.50	45	11.50	85	11.50
6	11.50	46	11.50	86	11.50
7	11.50	47	11.50	87	11.50
8	11.50	48	11.50	88	11.50
9	11.50	49	11.50	89	11.50
10	11.50	50	11.50	90	11.50
11	11.50	51	11.50	91	11.50
12	11.50	52	11.50	92	11.50
13	11.50	53	11.50	93	11.50
14	11.50	54	11.50	94	11.50
15	11.50	55	11.50	95	11.50
16	11.50	56	11.50	96	11.50
17	11.50	57	11.50	97	11.50
18	11.50	58	11.50	98	11.50
19	11.50	59	11.50	99	11.50
20	11.50	60	11.50	100	11.50
21	11.50	61	11.50	101	11.50
22	11.50	62	11.50	102	11.50
23	11.50	63	11.50	103	11.50
24	11.50	64	11.50
25	11.50	65	11.50
26	11.50	66	11.50
27	11.50	67	11.50
28	11.50	68	11.50
29	11.50	69	11.50
30	11.50	70	11.50
31	11.50	71	11.50
32	11.50	72	11.50
33	11.50	73	11.50
34	11.50	74	11.50
35	11.50	75	11.50
36	11.50	76	11.50
37	11.50	77	11.50
38	11.50	78	11.50
39	11.50	79	11.50
40	11.50	80	11.50

* Static MTA and 1 Month LIBOR increase by 20% in the second period.

Percent of Original Certificate Principal Balance Outstanding (1)

	Class B-1 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 19, 2008	100	100	100	100	100
June 19, 2009	100	100	100	100	100
June 19, 2010	100	100	100	100	100
June 19, 2011	100	100	92	70	38
June 19, 2012	100	97	71	50	23
June 19, 2013	100	78	53	35	14
June 19, 2014	76	50	32	20	0
June 19, 2015	65	40	24	14	0
June 19, 2016	55	32	18	3	0
June 19, 2017	47	25	13	0	0
June 19, 2018	39	20	4	0	0
June 19, 2019	32	16	0	0	0
June 19, 2020	27	11	0	0	0
June 19, 2021	22	3	0	0	0
June 19, 2022	18	0	0	0	0
June 19, 2023	15	0	0	0	0
June 19, 2024	11	0	0	0	0
June 19, 2025	4	0	0	0	0
June 19, 2026	0	0	0	0	0
June 19, 2027	0	0	0	0	0
June 19, 2028	0	0	0	0	0
June 19, 2029	0	0	0	0	0
June 19, 2030	0	0	0	0	0
June 19, 2031	0	0	0	0	0
June 19, 2032	0	0	0	0	0
June 19, 2033	0	0	0	0	0
June 19, 2034	0	0	0	0	0
June 19, 2035	0	0	0	0	0
June 19, 2036	0	0	0	0	0
June 19, 2037	0	0	0	0	0

Weighted Average Life
Years to Maturity	10.53	8.13	6.50	5.32	4.05
Years to Optional Termination	10.05	7.73	6.18	5.05	3.81
(1)   Rounded to the nearest whole percentage.

Percent of Original Certificate Principal Balance Outstanding (1)

	Class B-2 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 19, 2008	100	100	100	100	100
June 19, 2009	100	100	100	100	100
June 19, 2010	100	100	100	100	100
June 19, 2011	100	100	92	70	38
June 19, 2012	100	97	71	50	23
June 19, 2013	100	78	53	35	8
June 19, 2014	76	50	32	20	0
June 19, 2015	65	40	24	7	0
June 19, 2016	55	32	18	0	0
June 19, 2017	47	25	5	0	0
June 19, 2018	39	20	0	0	0
June 19, 2019	32	16	0	0	0
June 19, 2020	27	0	0	0	0
June 19, 2021	22	0	0	0	0
June 19, 2022	18	0	0	0	0
June 19, 2023	14	0	0	0	0
June 19, 2024	0	0	0	0	0
June 19, 2025	0	0	0	0	0
June 19, 2026	0	0	0	0	0
June 19, 2027	0	0	0	0	0
June 19, 2028	0	0	0	0	0
June 19, 2029	0	0	0	0	0
June 19, 2030	0	0	0	0	0
June 19, 2031	0	0	0	0	0
June 19, 2032	0	0	0	0	0
June 19, 2033	0	0	0	0	0
June 19, 2034	0	0	0	0	0
June 19, 2035	0	0	0	0	0
June 19, 2036	0	0	0	0	0
June 19, 2037	0	0	0	0	0

Weighted Average Life
Years to Maturity	10.36	7.99	6.38	5.22	3.99
Years to Optional Termination	10.05	7.73	6.17	5.05	3.78
(1) Rounded to the nearest whole percentage.

Percent of Original Certificate Principal Balance Outstanding (1)

	Class B-3 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 19, 2008	100	100	100	100	100
June 19, 2009	100	100	100	100	100
June 19, 2010	100	100	100	100	100
June 19, 2011	100	100	92	70	38
June 19, 2012	100	97	71	50	23
June 19, 2013	100	78	53	35	0
June 19, 2014	76	50	32	20	0
June 19, 2015	65	40	24	0	0
June 19, 2016	55	32	18	0	0
June 19, 2017	47	25	0	0	0
June 19, 2018	39	20	0	0	0
June 19, 2019	32	3	0	0	0
June 19, 2020	27	0	0	0	0
June 19, 2021	22	0	0	0	0
June 19, 2022	18	0	0	0	0
June 19, 2023	0	0	0	0	0
June 19, 2024	0	0	0	0	0
June 19, 2025	0	0	0	0	0
June 19, 2026	0	0	0	0	0
June 19, 2027	0	0	0	0	0
June 19, 2028	0	0	0	0	0
June 19, 2029	0	0	0	0	0
June 19, 2030	0	0	0	0	0
June 19, 2031	0	0	0	0	0
June 19, 2032	0	0	0	0	0
June 19, 2033	0	0	0	0	0
June 19, 2034	0	0	0	0	0
June 19, 2035	0	0	0	0	0
June 19, 2036	0	0	0	0	0
June 19, 2037	0	0	0	0	0

Weighted Average Life
Years to Maturity	10.23	7.88	6.29	5.15	3.94
Years to Optional Termination	10.05	7.72	6.17	5.05	3.78
(1) Rounded to the nearest whole percentage.

Percent of Original Certificate Principal Balance Outstanding (1)

	Class B-4 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 19, 2008	100	100	100	100	100
June 19, 2009	100	100	100	100	100
June 19, 2010	100	100	100	100	100
June 19, 2011	100	100	92	70	38
June 19, 2012	100	97	71	50	23
June 19, 2013	100	78	53	35	0
June 19, 2014	76	50	32	13	0
June 19, 2015	65	40	24	0	0
June 19, 2016	55	32	2	0	0
June 19, 2017	47	25	0	0	0
June 19, 2018	39	15	0	0	0
June 19, 2019	32	0	0	0	0
June 19, 2020	27	0	0	0	0
June 19, 2021	22	0	0	0	0
June 19, 2022	4	0	0	0	0
June 19, 2023	0	0	0	0	0
June 19, 2024	0	0	0	0	0
June 19, 2025	0	0	0	0	0
June 19, 2026	0	0	0	0	0
June 19, 2027	0	0	0	0	0
June 19, 2028	0	0	0	0	0
June 19, 2029	0	0	0	0	0
June 19, 2030	0	0	0	0	0
June 19, 2031	0	0	0	0	0
June 19, 2032	0	0	0	0	0
June 19, 2033	0	0	0	0	0
June 19, 2034	0	0	0	0	0
June 19, 2035	0	0	0	0	0
June 19, 2036	0	0	0	0	0
June 19, 2037	0	0	0	0	0

Weighted Average Life
Years to Maturity	10.09	7.76	6.20	5.07	3.89
Years to Optional Termination	10.04	7.72	6.16	5.04	3.78
(1) Rounded to the nearest whole percentage.

Percent of Original Certificate Principal Balance Outstanding (1)

	Class B-5 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 19, 2008	100	100	100	100	100
June 19, 2009	100	100	100	100	100
June 19, 2010	100	100	100	100	100
June 19, 2011	100	100	92	70	38
June 19, 2012	100	97	71	50	14
June 19, 2013	100	78	53	35	0
June 19, 2014	76	50	32	0	0
June 19, 2015	65	40	18	0	0
June 19, 2016	55	32	0	0	0
June 19, 2017	47	25	0	0	0
June 19, 2018	39	0	0	0	0
June 19, 2019	32	0	0	0	0
June 19, 2020	27	0	0	0	0
June 19, 2021	8	0	0	0	0
June 19, 2022	0	0	0	0	0
June 19, 2023	0	0	0	0	0
June 19, 2024	0	0	0	0	0
June 19, 2025	0	0	0	0	0
June 19, 2026	0	0	0	0	0
June 19, 2027	0	0	0	0	0
June 19, 2028	0	0	0	0	0
June 19, 2029	0	0	0	0	0
June 19, 2030	0	0	0	0	0
June 19, 2031	0	0	0	0	0
June 19, 2032	0	0	0	0	0
June 19, 2033	0	0	0	0	0
June 19, 2034	0	0	0	0	0
June 19, 2035	0	0	0	0	0
June 19, 2036	0	0	0	0	0
June 19, 2037	0	0	0	0	0

Weighted Average Life
Years to Maturity	9.90	7.61	6.07	4.96	3.80
Years to Optional Termination	9.90	7.61	6.07	4.96	3.76
(1) Rounded to the nearest whole percentage.

Percent of Original Certificate Principal Balance Outstanding (1)

	Class B-6 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 19, 2008	100	100	100	100	100
June 19, 2009	100	100	100	100	100
June 19, 2010	100	100	100	100	100
June 19, 2011	100	100	92	70	38
June 19, 2012	100	97	71	50	0
June 19, 2013	100	78	53	35	0
June 19, 2014	76	50	27	0	0
June 19, 2015	65	40	0	0	0
June 19, 2016	55	28	0	0	0
June 19, 2017	47	2	0	0	0
June 19, 2018	39	0	0	0	0
June 19, 2019	29	0	0	0	0
June 19, 2020	7	0	0	0	0
June 19, 2021	0	0	0	0	0
June 19, 2022	0	0	0	0	0
June 19, 2023	0	0	0	0	0
June 19, 2024	0	0	0	0	0
June 19, 2025	0	0	0	0	0
June 19, 2026	0	0	0	0	0
June 19, 2027	0	0	0	0	0
June 19, 2028	0	0	0	0	0
June 19, 2029	0	0	0	0	0
June 19, 2030	0	0	0	0	0
June 19, 2031	0	0	0	0	0
June 19, 2032	0	0	0	0	0
June 19, 2033	0	0	0	0	0
June 19, 2034	0	0	0	0	0
June 19, 2035	0	0	0	0	0
June 19, 2036	0	0	0	0	0
June 19, 2037	0	0	0	0	0

Weighted Average Life
Years to Maturity	9.58	7.36	5.86	4.84	3.66
Years to Optional Termination	9.58	7.36	5.86	4.84	3.66
(1) Rounded to the nearest whole percentage.

Percent of Original Certificate Principal Balance Outstanding (1)

	Class B-7 Certificates
	Prepayment Scenario (Percentage of CPR)
Distribution Date	15%	20%	25%	30%	40%
Initial Percentage	100	100	100	100	100
June 19, 2008	100	100	100	100	100
June 19, 2009	100	100	100	100	100
June 19, 2010	100	100	100	100	100
June 19, 2011	100	100	92	70	19
June 19, 2012	100	97	71	50	0
June 19, 2013	100	78	53	7	0
June 19, 2014	76	50	0	0	0
June 19, 2015	65	28	0	0	0
June 19, 2016	55	0	0	0	0
June 19, 2017	47	0	0	0	0
June 19, 2018	24	0	0	0	0
June 19, 2019	0	0	0	0	0
June 19, 2020	0	0	0	0	0
June 19, 2021	0	0	0	0	0
June 19, 2022	0	0	0	0	0
June 19, 2023	0	0	0	0	0
June 19, 2024	0	0	0	0	0
June 19, 2025	0	0	0	0	0
June 19, 2026	0	0	0	0	0
June 19, 2027	0	0	0	0	0
June 19, 2028	0	0	0	0	0
June 19, 2029	0	0	0	0	0
June 19, 2030	0	0	0	0	0
June 19, 2031	0	0	0	0	0
June 19, 2032	0	0	0	0	0
June 19, 2033	0	0	0	0	0
June 19, 2034	0	0	0	0	0
June 19, 2035	0	0	0	0	0
June 19, 2036	0	0	0	0	0
June 19, 2037	0	0	0	0	0

Weighted Average Life
Years to Maturity	9.09	6.94	5.54	4.73	3.47
Years to Optional Termination	9.09	6.94	5.54	4.73	3.47
(1) Rounded to the nearest whole percentage.

HarborView Mortgage Loan Pass-Through Certificates

Series 2007-5

Exhibit A

Table of Contents

The Originator - Page 1

American Home Mortgage Corp.

The Servicer - Page 5

American Home Mortgage Servicing, Inc.

The Master Servicer and Securities Administrator - Page 8

Wells Fargo Bank, N.A.

The Custodian and Trustee - Page 10

Deutsche Bank National Trust Company

The Interest Rate Swap Provider - Page 11

[TBD]

THE ORIGINATOR

American Home Mortgage Corp.

American Home Mortgage Corp. (the “Originator”) is a New York corporation that operates as a mortgage origination company, primarily engaged in the origination (and some servicing) of residential mortgage loans generally secured by one- to four-family dwellings. The Originator conducts lending through retail and wholesale loan production offices and its correspondent channel as well as its direct-toconsumer channel supported by the Originator’s call center. The Originator operates more than 600 retail and wholesale loan production offices located in 45 states and the District of Columbia and makes loans throughout all 50 states and the District of Columbia. The Originator has been originating mortgage loans since its incorporation in 1988, and has been originating fixed rate mortgage loans and adjustable-rate mortgage loans, or ARMs, since such date. The Originator currently operates as a taxable REIT subsidiary of American Home Mortgage Investment Corp., a Maryland corporation, which operates, and has elected to be treated, as a REIT for federal income tax purposes. The principal executive offices of the Originator are located at 538 Broadhollow Road, Melville, New York 11747.

The following table reflects the Originator’s originations of mortgage loans of the type specified for the past three years and the three months ended March 31, 2007:

	Year Ended	Year Ended	Year Ended	Three Months Ended
Long Reset ARMs	December 31, 2004	December 31, 2005	December 31, 2006	March 31, 2007
Number Of Loans	21,749	43,471	30,624	8,637
Principal Balance	5,184,236,416	$11,525,035,476	$9,401,339,446	$3,052,644,617

	Year Ended	Year Ended	Year Ended	Three Months Ended
Short Reset ARMs	December 31, 2004	December 31, 2005	December 31, 2006	March 31, 2007
Number Of Loans	21,772	28,179	53,299	9,016
Principal Balance	5,243,914,215	$9,539,586,012	$20,291,229,888	$3,291,921,408

	Year Ended	Year Ended	Year Ended	Three Months Ended
Fixed Rate	December 31, 2004	December 31, 2005	December 31, 2006	March 31, 2007
Number Of Loans	59,630	99,953	120,410	41,238
Principal Balance	$10,593,252,722	$19,353,121,580	$24,987,132,683	$9,292,204,464

Second Lien Fixed	Year Ended	Year Ended	Year Ended	Three Months Ended
Rate	December 31, 2004	December 31, 2005	December 31, 2006	March 31, 2007
Number Of Loans	13,152	41,326	47,684	10,482
Principal Balance	$589,549,029	$2,400,097,324	$3,044,209,795	$655,916,584

1

With respect to the table above, a Long Reset ARM is any adjustable rate mortgage loan with an initial fixed rate period of 5 years or more and a Short Reset ARM is any adjustable rate mortgage loan without an initial fixed rate period or with an initial fixed rate period of 3 years or less.

The Originator is not aware of any material legal proceeds pending against it or against any of its property, including any proceedings known to be contemplated by governmental authorities material to the holders of the Certificates.

Underwriting Guidelines

The following information generally describes the Originator’s underwriting guidelines with respect to mortgage loans originated pursuant to its “conforming” or “prime” underwriting standards and its Alt-A underwriting guidelines. None of the mortgage loans were generally written in accordance with the Federal Housing Administration’s underwriting guidelines.

The mortgage loans have been purchased or originated, underwritten and documented in accordance with the guidelines of Fannie Mae, Freddie Mac, the Federal Housing Administration (FHA), the Department of Veterans Affairs (VA), the US Department of Agriculture Guaranteed Rural Housing Program (GRH), Ginnie Mae, the underwriting guidelines of specific private investors, and the nonconforming or Alt-A underwriting guidelines established by the Originator. Conforming conventional loans must generally be approved by the Desktop Underwriter and Loan Prospector automated underwriting systems of Fannie Mae and Freddie Mac. FHA and VA loans are generally approved by these same automated underwriting systems.

The Originator’s non-conforming underwriting guidelines are similar to those of the government sponsored enterprises Fannie Mae and Freddie Mac but these loans are “non-conforming” in that they may not conform to the maximum loan amounts and in some cases to the underwriting guidelines of Fannie Mae and Freddie Mac. These non-conforming loans do not conform to and are not insurable by the Federal Housing Administration nor can they be guaranteed by the Department of Veterans Affairs.

The Originator’s underwriting philosophy is to weigh all risk factors inherent in the loan file, giving consideration to the individual transaction, borrower profile, the level of documentation provided and the property used to collateralize the debt. Because each loan is different, the Originator expects and encourages underwriters to use professional judgment based on their experience in making a lending decision.

The Originator underwrites a borrower’s creditworthiness based solely on information that the Originator believes is indicative of the applicant's willingness and ability to pay the debt they would be incurring.

The non-conforming loans are generally documented to the requirements of Fannie Mae and Freddie Mac in that the borrower provides the same information on the loan application along with documentation to verify the accuracy of the information on the application such as income, assets, other liabilities, etc. Certain non-conforming stated income or stated asset products allow for less verification documentation than Fannie Mae or Freddie Mac require. Certain non-conforming Alt-A products also allow for less verification documentation than Fannie Mae or Freddie Mac require. For these Alt-A products the borrower may not be required to verify employment income, assets required to close or both. For some other Alt-A products the borrower is not required to provide any information regarding employment income, assets required to close or both. Alt-A products with less verification documentation generally have other compensating factors such as higher credit score or lower loan-to value requirements.

2

The Originator obtains a credit report that summarizes each borrower's credit history. The credit report contains information from the three major credit repositories, Equifax, Experian and TransUnion. These companies have developed scoring models to identify the comparative risk of delinquency among applicants based on characteristics within the applicant's credit report. A borrower’s credit score represents a comprehensive view of the borrower's credit history risk factors and is indicative of whether a borrower is likely to default on a loan. Some of the factors used to calculate credit scores are a borrower's incidents of previous delinquency, the number of credit accounts a borrower has, the amount of available credit that a borrower has utilized, the source of a borrower's existing credit, and recent attempts by a borrower to obtain additional credit. Applicants who have higher credit scores will, as a group, have fewer defaults than those who have lower credit scores. The minimum credit score allowed by the Originator non-conforming loan guidelines for these loans is 620 and the average is typically over 700. For American Home Alt-A products, the minimum credit score is generally 580. If the borrowers do not have a credit score they must have an alternative credit history showing at least three trade lines with no payments over 60 days past due in the last 12 months.

In addition to reviewing the borrower’s credit history and credit score, the Originator underwriters closely review the borrower's housing payment history. In general, for non-conforming loans the borrower should not have made any mortgage payments over thirty days after the due date for the most recent twelve months. In general, for Alt-A loans the borrower may have no more than one payment that was made over thirty days after the due date for the most recent twelve months.

In order to determine if a borrower qualifies for a non-conforming loan, the loans have been either approved by Fannie Mae's Desktop Underwriter or Freddie Mac’s Loan Prospector automated underwriting systems or they have been manually underwritten by the Originator underwriters. The Originator’s Alt-A loan products have been approved manually by contract underwriters provided by certain mortgage insurance companies. American Home Solutions products must receive an approval from the Assetwise automated underwriting system. For manually underwritten loans, the underwriter must ensure that the borrower's income will support the total housing expense on an ongoing basis. Underwriters may give consideration to borrowers who have demonstrated an ability to carry a similar or greater housing expense for an extended period. In addition to the monthly housing expense the underwriter must evaluate the borrower's ability to manage all recurring payments on all debts, including the monthly housing expense. When evaluating the ratio of all monthly debt payments to the borrower's monthly income (debt-to-income ratio), the underwriter should be aware of the degree and frequency of credit usage and its impact on the borrower's ability to repay the loan. For example, borrowers who lower their total obligations should receive favorable consideration and borrowers with a history of heavy usage and a pattern of slow or late payments should receive less flexibility.

3

Every American Home mortgage loan is secured by a property that has been appraised by a licensed appraiser in accordance with the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation. The appraisers perform on site inspections of the property and report on the neighborhood and property condition in factual and specific terms. Each appraisal contains an opinion of value that represents the appraiser’s professional conclusion based on market data of sales of comparable properties, a logical analysis with adjustments for differences between the comparable sales and the subject property and the appraiser's judgment. In addition, each appraisal is reviewed for accuracy and consistency by an American Home underwriter or a mortgage insurance company contract underwriter.

The appraiser’s value conclusion is used to calculate the ratio (loan-to-value) of the loan amount to the value of the property. For loans made to purchase a property this ratio is based on the lower of the sales price of the property and the appraised value. The Originator sets various maximum loan-to-value ratios based on the loan amount, property type, loan purpose and occupancy of the subject property securing the loan. In general, the Originator requires lower loan-to-value ratios for those loans that are perceived to have a higher risk, such as high loan amounts, loans in which additional cash is being taken out on a refinance transaction or loans on second homes. A lower loan-to-value ratio requires a borrower to have more equity in the property which is a significant additional incentive to the borrower to avoid default on the loan. In addition, for all conventional loans in which the loan-to-value ratio exceeds 80%, the Originator requires that the loan be insured by a private mortgage insurance company that is approved by Fannie Mae and Freddie Mac. Loans with higher loan-to-value ratios require higher coverage levels. For example, non-conforming loans with loan-to-value ratios of 85%, 90% and 95% require mortgage insurance coverage of 12%, 25% and 30%, respectively. Alt-A loans with full or alternative documentation and loan-to-value ratios of 85%, 90%, 95% and 97% require mortgage insurance coverage of 12-20%, 25%, 30% and 35%, respectively. Alt-A loans with loan-to-value ratios up to 100% require 35% coverage.

The Originator realizes that there may be some acceptable quality loans that fall outside published guidelines and encourages “common sense” underwriting. Because a multitude of factors are involved in a loan transaction, no set of guidelines can contemplate every potential situation. Therefore, each case is weighed individually on its own merits and exceptions to the Originator’s underwriting guidelines are allowed if sufficient compensating factors exist to offset any additional risk due to the exception.

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THE SERVICER

American Home Mortgage Servicing, Inc.

American Home Mortgage Servicing, Inc., referred to herein as the Servicer, will act as the Servicer of the mortgage loans pursuant to the servicing agreement. The Servicer is a Maryland corporation. The Servicer is engaged in the business of servicing single family residential mortgage loans secured by properties located in all 50 states and the District of Columbia. The Servicer has been servicing mortgage loans since its incorporation in 1972. The Servicer may use subservicers with respect to all or a portion of the mortgage loans, although the Servicer is not using any subservicers as of January 1, 2007.

The Servicer will send statements to borrowers and process the payments as received by depositing them within two business days into the protected account. If the borrower is delinquent, the Servicer will attempt to contact the borrower in an effort to make the borrower current. If the borrower is delinquent for 90 days or more, the Servicer will begin the foreclosure process with respect to the borrower. As part of the foreclosure process, a sale of the property may occur in which the Servicer may take possession of the property as “real estate owned” property, commonly known as an REO property. The Servicer will manage any REO property in an attempt to maximize the proceeds from the sale to a third party.

The following table shows the size, composition, and growth of the Servicer’s portfolio of mortgage loans of the types specified as of the dates indicated:

Short Reset ARMs	December 31, 2004	December 31, 2005	December 31, 2006	March 31, 2007
Number Of Loans	20,751	39,699	68,802	72,328
Principal Balance	$4,762,653,643	$11,109,422,516	$24,725,791,965	$26,242,405,718

Long Reset ARMs	December 31, 2004	December 31, 2005	December 31, 2006	March 31, 2007
Number Of Loans	26,199	52,505	43,350	46,048
Principal Balance	$5,780,463,715	$12,844,011,591	$10,907,479,663	$12,235,500,346

Fixed Rate	December 31, 2004	December 31, 2005	December 31, 2006	March 31, 2007
Number Of Loans	47,496	64,561	72,631	79,735
Principal Balance	$5,834,968,501	$9,811,479,158	$11,657,591,865	$13,796,959,494

Second Lien Fixed
Rate	December 31, 2004	December 31, 2005	December 31, 2006	March 31, 2007
Number Of Loans	5,856	13,768	17,285	19,117
Principal Balance	$302,253,074	$878,044,948	$1,163,569,698	$1,283,129,635

With respect to the table above, a Long Reset ARM is any adjustable rate mortgage loan with an initial fixed rate period of 5 years or more and a Short Reset ARM is any adjustable rate mortgage loan without an initial fixed rate period or with an initial fixed rate period of 3 years or less.

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The Servicer is not aware that any default or servicing related performance trigger has occurred as to any other securitization for which it acts as a master servicer, a servicer or a sub-servicer.

The Servicer is not aware of any material noncompliance with any applicable servicing criteria as to any other securitizations. The Servicer outsources to various third-parties some of its obligations, including tracking of taxes and insurance and the management and sale of REO property. However, all servicing decisions are made by the Servicer.

The Servicer may be terminated in connection with an event of default as described in the Servicing Agreement and Agreement. See “The Agreements—Events of Default and Rights Upon Event of Default” in the accompanying prospectus. In addition, in the event of a Servicer Termination Event, the Servicer may be removed by the Credit Enhancer as Servicer with respect to the Group III Loans.

The Servicer is an affiliate of American Home Mortgage Investment Corp., a publicly-traded mortgage real estate investment trust that trades on the New York Stock Exchange under the symbol “AHM”. The consolidated financial statements of American Home Mortgage Investment Corp. may be found in the company’s periodic reports filed with the Securities and Exchange Commission (“SEC”) which are accessible through SEC’s website at www.sec.gov. The Servicer is a “taxable REIT subsidiary” of American Home Mortgage Investment Corp.

A description of the duties of the Servicer, including the Servicer’s process for handling delinquencies, losses, bankruptcies and recoveries, may be found under “Servicing of Mortgage Loans” in the prospectus.

Collections on the mortgage loans will be maintained in a payment clearing account for two business days before being deposited into a specifically designated custodial account, segregated from the other assets of the securitization.

Because the mortgage loans are adjustable rate mortgage loans, the Servicer will be required to change the calculation of the monthly payment on each mortgage loan. The Servicer has procedures in place to change the amount of the monthly payment as reflected on the payment statements of the borrower.

The Servicer may not waive, modify or vary any term of any mortgage loan or consent to the postponement of any such term, or in any manner grant indulgence to any Mortgagor unless the Servicer has obtained the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld. If the Servicer reduces the borrower’s monthly payment, the amount payable to the related trust may be reduced.

The Servicer does not have any custodial responsibility for the mortgage loans. The custodian has sole custodial responsibility pursuant to the custodial agreement.

The Servicer is not aware of any material legal proceeds pending against it or against any of its property, including any proceedings known to be contemplated by governmental authorities.

The Servicer is an affiliate of the Originator.

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THE MASTER SERVICER AND SECURITIES ADMINISTRATOR

Wells Fargo Bank, N.A. (“Wells Fargo”) will act as master servicer and securities administrator under the pooling and servicing agreement. Wells Fargo is a national banking association and a wholly-owned subsidiary of Wells Fargo & Company. A diversified financial services company with approximately $482 billion in assets, 23+ million customers and 158,000+ employees as of December 31, 2006, Wells Fargo & Company is a U.S. bank holding company, providing banking, insurance, trust, mortgage and consumer finance services throughout the United States and internationally. Wells Fargo provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The depositor, the sponsor, any originator and any servicer may maintain banking and other commercial relationships with Wells Fargo and its affiliates. Wells Fargo maintains principal corporate trust offices located at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations) and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

 Wells Fargo serves or may have served within the past two years as loan file custodian for various mortgage loans owned by the Sponsor or an affiliate of the Sponsor and anticipates that one or more of those mortgage loans may be included in the issuing entity. The terms of any custodial agreement under which those services are provided by Wells Fargo are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review and safekeeping of mortgage loan files.

Wells Fargo will act as master servicer pursuant to the pooling and servicing agreement. The master servicer is responsible for the aggregation of monthly servicer reports and remittances and for oversight of the performance of the servicers under the terms of each servicing agreement. In particular, the master servicer independently calculates monthly loan balances based on servicer data, compares its results to the related servicer loan-level reports and reconciles any discrepancies with the related servicer. The master servicer also reviews the servicing of defaulted loans for compliance with the terms of the pooling and servicing agreement. In addition, upon the occurrence of certain servicer events of default under the terms of a servicing agreement, the master servicer may be required to enforce certain remedies on behalf of the issuing entity against such defaulting servicer. Wells Fargo has been engaged in the business of master servicing since June 30, 1995. As of December 31, 2006, Wells Fargo was acting as master servicer for approximately 1,427 series of residential mortgage-backed securities with an aggregate outstanding principal balance of approximately $748,854,000,000.

Under the terms of the pooling and servicing agreement, Wells Fargo also is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports. As securities administrator, Wells Fargo is responsible for the preparation and filing of all REMIC tax returns on behalf of the issuing entity’s REMICs and the preparation of monthly reports on Form 10-D, certain current reports on Form 8-K and annual reports on Form 10-K that are required to be filed with the Commission on behalf of the issuing entity. Wells Fargo has been engaged in the business of securities administration since June 30, 1995. As of December 31, 2006, Wells Fargo was acting as securities administrator with respect to more than $1,006,418,000,000 of outstanding residential mortgage-backed securities.

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Wells Fargo Bank's assessment of compliance with applicable servicing criteria relating to its provision of master servicing, trustee, securities administration and paying agent services for the twelve months ended December 31, 2006, furnished pursuant to Item 1122 of Regulation AB, discloses that it was not in compliance with the 1122(d)(3)(i) servicing criteria during that reporting period.  The assessment of compliance indicates that certain monthly investor or remittance reports included errors in the calculation and/or the reporting of delinquencies for the related pool assets, which errors may or may not have been material, and that all such errors were the result of data processing errors and/or the mistaken interpretation of data provided by other parties participating in the servicing function.  The assessment further states that all necessary adjustments to Wells Fargo Bank's data processing systems and/or interpretive clarifications have been made to correct those errors and to remedy related procedures.

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THE CUSTODIAN AND TRUSTEE

Deutsche Bank National Trust Company. Deutsche Bank National Trust Company (“DBNTC”) will act as Trustee. DBNTC is a national banking association which has an office in Santa Ana, California. DBNTC has previously been appointed to the role of trustee for numerous mortgage-backed transactions in which residential mortgages comprised the asset pool and has significant experience in this area. DBNTC also will act as a custodian of certain of the mortgage files pursuant to the pooling and servicing agreement. DBNTC has performed this custodial role in numerous mortgage-backed transactions since 1991. DBNTC will maintain the mortgage files in secure, fire-resistant facilities. DBNTC will not physically segregate the mortgage files from other mortgage files in DBNTC’s custody but they will be kept in shared facilities. However, DBNTC’s proprietary document tracking system will show the location within DBNTC’s facilities of each mortgage file and will show that the mortgage loan documents are held by the Trustee on behalf of the trust fund. DBNTC may perform certain of its obligations through one or more third party vendors. However, DBNTC will remain liable for the duties and obligations required of it under the pooling and servicing agreement. DBNTC has no pending legal proceedings that would materially affect its ability to perform its duties as Trustee on behalf of the holders of the certificates or as custodian.

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THE INTEREST RATE SWAP PROVIDER

[TBD]

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